Table of Contents
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
FARO Technologies, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

.
FARO TECHNOLOGIES, INC.
125 Technology Park
Lake Mary, Florida 32746

NOTICE OF 2025 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 21, 2025

April 10, 2025
To our shareholders:
You are cordially invited to attend the 2025 Annual Meeting of Shareholders (the “Annual Meeting”) of FARO Technologies, Inc. (the “Company,” “FARO,” “we,” “us” or “our”) on May 21, 2025 at 11:00 a.m., Eastern Time. The Annual Meeting will be a “hybrid” meeting of shareholders, meaning that shareholders may attend the Annual Meeting in person at the Company’s offices located at One Alliance Center, 3500 Lenox Road NE, Suite 1725, Atlanta, Georgia 30326, or via live webcast by visiting www.virtualshareholdermeeting.com/FARO2025, and at any adjournment or postponement thereof. Shareholders joining the Annual Meeting via the live webcast will be able to vote their shares electronically and submit questions during the meeting. You will need the 16-digit control number included in your proxy card to attend the Annual Meeting.
At the Annual Meeting, shareholders will vote on the following matters:
1.the election of two directors, Moonhie Chin and Yuval Wasserman, to the Board of Directors, each to serve for a three-year term expiring at the annual meeting of shareholders in 2028;
2.the ratification of Grant Thornton LLP as our independent registered public accounting firm for 2025;
3.a non-binding resolution to approve the compensation of our named executive officers;
4.an amendment to the FARO Technologies, Inc. 2022 Equity Incentive Plan to increase the number of shares reserved for issuance thereunder by 1,500,000; and
5.any other business that may properly come before the Annual Meeting or any postponements or adjournments of the Annual Meeting.

Holders of record of FARO common stock at the close of business on March 21, 2025 are entitled to vote at the Annual Meeting.
Detailed information as to the business to be transacted and matters to be acted upon at the Annual Meeting is contained in the accompanying Notice of Annual Meeting and Proxy Statement. FARO mailed these proxy materials to you, and all of our other shareholders, on or about April 10, 2025. These proxy materials contain instructions for voting online or by telephone and include our fiscal 2024 annual report to shareholders. We encourage you to review these proxy materials before you vote.
Your vote is important, and it is important that your shares be represented at the Annual Meeting, no matter how many shares you own. Please promptly submit your proxy or voting instructions over the Internet or by telephone by following the instructions in the proxy materials so that your shares can be voted, regardless of whether you expect to attend the Annual Meeting online. If you received your proxy materials by mail, you may submit your proxy or voting instructions over the Internet or by telephone, or you may submit your proxy by marking, dating, signing and mailing the proxy card or voting instruction card using the postage paid envelope provided. If you attend the Annual Meeting online, you may withdraw your proxy and vote during the meeting electronically if you would like to do so.
Thank you for your continued support of FARO.
By Order of the Board of Directors,

/s/ Matthew Horwath
Matthew Horwath
Chief Financial Officer

2025 Proxy Statement Summary

The following is a summary of certain key disclosures in this Proxy Statement. This is only a summary, and it may not contain all of the information that is important to you. For more complete information, please review this Proxy Statement as well as our 2024 Annual Report on Form 10-K.

Annual Meeting of Shareholders

May 21, 2025, 11:00 a.m. Eastern Time	Record Date: March 21, 2025
www.virtualshareholdermeeting.com/FARO2025

Proposals to be Voted on and Board Voting Recommendations

Proposals	Recommendations

Elections of the following persons as directors:
• Moonhie Chin	FOR
• Yuval Wasserman	FOR
Ratification of Grant Thornton LLP as Auditors for 2025	FOR
Non-binding vote to approve the compensation of our named executive officers	FOR
An amendment to the FARO Technologies, Inc. 2022 Equity Incentive Plan to increase the number of shares reserved for issuance thereunder by 1,500,000	FOR

TABLE OF CONTENTS

Page
About the Meeting	2
Proposal 1: Election of Directors	7
Corporate Governance and Board Matters	10
2024 Director Compensation	20
Proposal 2: Ratification of Independent Registered Public Accounting Firm	23
Independent Public Accountants	24
Report of the Audit Committee	25
Proposal 3: Non-Binding Vote on Executive Compensation	26
Executive Officers	27
Executive Compensation	27
Pay versus Performance	51
Financial Performance Measures	53
Analysis of the Information Presented in the Pay versus Performance Table	54
Proposal 4: Approval of an Amendment to the FARO Technologies, Inc. 2022 Equity Incentive Plan to Increase the Number of Shares Reserved for Issuance Thereunder by 1,500,000
Security Ownership of Certain Beneficial Owners and Management	68
Certain Relationships and Related Transactions	70
Delinquent Section 16(a) Reports	71
Other Matters to Come Before the Annual Meeting	72
Deadline for Receipt of 2026 Shareholder Proposals and Director Nominees	73
2024 Annual Report	74
Appendix A (Reconciliation of Non-GAAP Measures)	A-1
Appendix B (FARO Technologies, Inc. 2022 Equity Incentive Plan, as amended)	B-1

FARO TECHNOLOGIES, INC.
125 Technology Park
Lake Mary, Florida 32746

PROXY STATEMENT FOR THE
2025 ANNUAL MEETING OF SHAREHOLDERS

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the “Board of Directors” or the “Board”) of FARO Technologies, Inc. (“FARO,” the “Company,” “we,” “us” or “our”) for use at the 2025 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on May 21, 2025 at 11:00 a.m., Eastern Time. The Annual Meeting will be a “hybrid” meeting of shareholders, meaning that shareholders may attend the Annual Meeting in person at the Company’s offices located at One Alliance Center, 3500 Lenox Road NE, Suite 1725, Atlanta, Georgia 30326, or via live webcast by visiting www.virtualshareholdermeeting.com/FARO2025, and at any adjournment or postponement thereof. Shareholders joining the Annual Meeting via the live webcast will be able to vote their shares electronically and submit questions online during the meeting. You will need the 16-digit control number included in your proxy card to attend the Annual Meeting.

A list of shareholders entitled to vote at the Annual Meeting will be available for inspection by any shareholder at our principal executive offices at 125 Technology Park, Lake Mary, Florida 32746 for a period of ten days prior to the Annual Meeting. If you wish to inspect the list of shareholders prior to the Annual Meeting, please contact the Corporate Secretary at (407) 333-9911 to schedule an appointment.
This Proxy Statement and our 2024 Annual Report, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, are available to shareholders at: www.proxyvote.com. Our 2024 Annual Report is not to be considered a part of these proxy materials or as having been incorporated by reference into this Proxy Statement.

ABOUT THE MEETING
What is the purpose of the Annual Meeting?
At the Annual Meeting, shareholders will vote on the following matters:
1.the election of two directors, Moonhie Chin and Yuval Wasserman, to the Board of Directors, each to serve for a three-year term expiring at the annual meeting of shareholders in 2028;
2.the ratification of Grant Thornton LLP as our independent registered public accounting firm for 2025;
3.a non-binding resolution to approve the compensation of our named executive officers;
4.an amendment to the FARO Technologies, Inc. 2022 Equity Incentive Plan to increase the number of shares reserved for issuance thereunder by 1,500,000; and
5.such other business as may properly come before the Annual Meeting.
Shareholders will also transact any other business that may properly come before the Annual Meeting. Once the business of the Annual Meeting is concluded, shareholders will have an opportunity to ask questions as time permits. Members of our management and representatives of Grant Thornton LLP, our independent registered public accounting firm, will be present to respond to appropriate questions from shareholders.
Why am I receiving these materials?
We have delivered these proxy materials in connection with our solicitation of proxies for use at the Annual Meeting. This Proxy Statement describes matters we would like you to vote on at the Annual Meeting. It also provides you with information about these matters so that you can make an informed decision. The Annual Meeting is scheduled to be held on May 21, 2025, at 11:00 a.m., Eastern Time. These proxy materials were first sent to shareholders on or about April 10, 2025.
What is included in these proxy materials?
These proxy materials include:
•The Notice of 2025 Annual Meeting of Shareholders;
•This Proxy Statement for the Annual Meeting; and
•Our 2024 Annual Report, which includes our Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC on February 24, 2025 (the “Annual Report”).
I share an address with another shareholder, and we received only one Notice or one paper copy of the proxy materials. How can I obtain an additional copy of the proxy materials?
We have adopted an SEC-approved procedure called “householding.” Under this procedure, we may deliver a single copy of the proxy materials to multiple shareholders who share the same address unless we have received contrary instructions from one or more of the shareholders. This procedure reduces the environmental impact of our annual meetings and reduces our printing and mailing costs. Shareholders who participate in householding will continue to receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the proxy materials to any shareholder at a shared address to which we delivered a single copy of any of these documents.
To receive free of charge a separate copy of the proxy materials, or separate copies of any future notice, proxy statement or annual report, or if you are receiving multiple copies of the proxy materials and would like to receive only one copy, shareholders may write or call us at the following:

FARO TECHNOLOGIES, INC.
Attn: Corporate Secretary
125 Technology Park
Lake Mary, Florida 32746
1-800-736-0234

How can I get electronic access to the proxy materials?
These proxy materials will provide you with instructions regarding how to use the Internet to:
•View our proxy materials for the Annual Meeting; and
•Instruct us to send future proxy materials to you by e-mail.
Our proxy materials are also available at www.proxyvote.com. This website address is included for reference only. The information contained on, or accessible through, this website or our website is not incorporated by reference into this Proxy Statement.
Choosing to receive future proxy materials by e-mail will reduce the impact of our annual meetings on the environment and will save us the cost of printing and mailing documents to you. If you choose to receive future proxy materials by e-mail, you will receive an e-mail message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by e-mail will remain in effect until you terminate it.
What is a proxy?
A proxy is your legal designation of another person, also referred to as a “proxy,” to vote your shares of stock on your behalf. The written document providing notice of the Annual Meeting and describing the matters to be considered and voted on is called a “proxy statement.” The document used to designate a proxy to vote your shares of stock is called a “proxy card.” Our Board has designated Yuval Wasserman, Chairman of the Board, and Matthew Horwath, Chief Financial Officer, as proxies for the Annual Meeting.
Who is entitled to vote?
Holders of our common stock outstanding as of the close of business on March 21, 2025 (the “Record Date”) are entitled to vote at the Annual Meeting. Each shareholder is entitled to one vote for each share of common stock such shareholder held on the Record Date.
If your shares are held by a bank or brokerage firm, you are considered the “beneficial owner” of shares held in “street name.” If your shares are held in street name, your bank or brokerage firm (the record holder of your shares) will forward these proxy materials, along with a voting instruction card, to you. As the beneficial owner, you have the right to direct your record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions. If you do not give instructions to your bank or brokerage firm, it will nevertheless be entitled to vote your shares with respect to “routine” items, but it will not be permitted to vote your shares with respect to “non-routine” items. In the case of a non-routine item, your shares will be considered “broker non-votes” on that proposal. Only Proposal 2, the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for 2025, is considered a routine matter on which brokers are permitted to vote shares held by them without instruction. If your shares are held through a broker, those shares will not be voted on Proposal 1, Proposal 3 or Proposal 4 unless you affirmatively provide the broker instructions on how to vote.
Who can attend the Annual Meeting?
All FARO shareholders, or individuals holding their duly appointed proxies, may attend the Annual Meeting online or in person. Appointing a proxy in response to this solicitation will not affect a shareholder’s right to attend the Annual Meeting. If you attend the Annual Meeting virtually, you will be able to vote your shares electronically during the meeting by logging in using the 16-digit control number included in the proxy materials, on your proxy card or on the voting instructions form accompanying these proxy materials.
Participation in the Virtual Annual Meeting
This year our Annual Meeting will be a “hybrid” meeting of shareholders, meaning that you may attend the Annual Meeting in person at the Company’s offices located at One Alliance Center, 3500 Lenox Road NE, Suite 1725, Atlanta, Georgia 30326, or via live webcast by visiting www.virtualshareholdermeeting.com/FARO2025 and entering the 16-digit control number included on your proxy card. You may begin to log into the meeting platform beginning at 10:45 a.m., Eastern Time, on May 21, 2025. The meeting will begin promptly at 11:00 a.m., Eastern Time, on May 21, 2025.
Shareholders will also have the opportunity to submit questions prior to the Annual Meeting at www.proxyvote.com by logging on with your control number or during the Annual Meeting through www.virtualshareholdermeeting.com/FARO2025. A technical support telephone number will be posted on the log-in page of www.virtualshareholdermeeting.com/FARO2025 that you can call if you encounter any difficulties accessing the virtual meeting during the check-in or during the meeting.

How do I vote?
If you own shares registered directly with our transfer agent on the close of business on the Record Date, you may vote:
•By Internet (before the Annual Meeting). You may vote over the Internet, by going to www.proxyvote.com. You will need the 16-digit control number included in your proxy card.
•By Telephone. You may vote by telephone, by calling toll-free 1-800-690-6903 in the United States from any touch-tone telephone and following the instructions. You will need the 16-digit control number included in your proxy card.
•By Mail. By mailing your signed proxy card in the postage paid envelope provided.
•During the Annual Meeting. If you attend the Annual Meeting virtually, you may vote during the Annual Meeting by going to www.virtualshareholdermeeting.com/FARO2025. You will need the 16-digit control number included in your proxy card. If you previously voted via the Internet (or by telephone or mail), you will not limit your right to vote online at the Annual Meeting.
If your shares are held in street name, your bank or brokerage firm will forward these proxy materials, as well as a voting instruction card, to you. Please follow the instructions on the voting instruction card to vote your shares. Your bank or brokerage firm may also allow you to vote by telephone or the Internet.
Beneficial owners of shares held in street name who wish to vote at the Annual Meeting will need to obtain a power of attorney or legal proxy from their record holder to do so.
How many shares must be present to hold the meeting?
A quorum of shareholders is necessary to hold a valid shareholders meeting and for shareholders to take action on a matter at the meeting. A majority of the 19,225,837 shares of common stock outstanding on the Record Date and entitled to be cast on any matter at the Annual Meeting must be represented, online or by proxy, to constitute a quorum for action on such matter at the Annual Meeting. If you vote, your shares will be included in the number of shares to establish the quorum. Shares that are voted “ABSTAIN,” properly executed proxy cards or voting instruction cards that are returned without voting instructions and shares treated as “broker non-votes” will be counted as present for the purpose of determining whether the quorum requirement is satisfied.
Once a share is represented at the Annual Meeting, it will be deemed present for quorum purposes throughout the Annual Meeting (including any adjournment or postponement of the Annual Meeting unless a new record date is or must be set for such adjournment or postponement).
If a quorum is not present at the scheduled time of the Annual Meeting, a majority of the shareholders who are present online or represented by proxy, at the meeting may adjourn the Annual Meeting to another date. The time and place of the adjourned meeting will be announced at the meeting at the time of adjournment, and no other notice will be given unless the Board of Directors fixes a new record date.
How are proxies voted?
All shares represented by valid proxies received prior to the taking of the vote at the Annual Meeting will be voted and, where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the shareholder’s instructions.
What is the effect of not voting?
If you are a registered shareholder and you submit a proxy but do not provide any voting instructions, your shares will be voted:
•FOR the election of Moonhie Chin and Yuval Wasserman to the Board of Directors;
•FOR the ratification of Grant Thornton LLP as our independent registered public accounting firm for 2025;
•FOR the approval of the compensation of our named executive officers; and
•FOR an amendment to the FARO Technologies, Inc. 2022 Equity Incentive Plan to increase the number of shares reserved for issuance thereunder by 1,500,000.
If you are a registered shareholder and you do not vote, your un-voted shares will not count toward the quorum requirement for the Annual Meeting or any proposal considered at the Annual Meeting. If a quorum is obtained, your non-voted shares will not affect the outcome of any proposal.

If you own shares in street name and do not instruct your bank or brokerage firm how to vote your shares, your bank, broker, or other holder of record may not vote your shares on non-routine matters such as Proposal 1—Election of Directors, Proposal 3—Advisory Vote on Executive Compensation, or Proposal 4--Approval of an amendment to the FARO Technologies, Inc. 2022 Equity Incentive Plan to increase the number of shares reserved for issuance thereunder by 1,500,000, and your shares will be considered broker non-votes on those proposals. However, it may vote your shares in its discretion on our sole routine proposal: Proposal 2—Ratification of Independent Registered Public Accounting Firm.
Abstentions (or “Withhold” votes for the election of directors) and broker non-votes will not affect the outcome of any proposals considered at the Annual Meeting.
Can I change my vote after I return my proxy card or vote by telephone or the Internet?
Yes. If you are a registered shareholder, even after you have submitted your proxy, you can change your vote by:
•properly completing and signing another proxy card with a later date and returning the proxy card prior to the Annual Meeting;
•voting again by telephone or the Internet until 11:59 p.m., Eastern Time, on May 20, 2025;
•giving written notice of your revocation to FARO Technologies, Inc., Attention: Corporate Secretary, 125 Technology Park, Lake Mary, Florida 32746, prior to or at the Annual Meeting; or
•voting online during the Annual Meeting.
Your presence online at the Annual Meeting will not in itself revoke your proxy; you must vote during the Annual Meeting electronically to revoke your proxy. Unless properly changed or revoked, the shares represented by proxies received prior to the Annual Meeting will be voted at the Annual Meeting.
If you hold your shares in street name, the above options for changing your vote do not apply, and you must instead follow the instructions received from your bank or broker to change your vote.
What are the Board’s recommendations on the proposals?
The Board recommends that you vote your shares as follows:
Proposal 1—FOR the election of the two nominees for director, Moonhie Chin and Yuval Wasserman, each with a three-year term expiring at the annual meeting of shareholders in 2028;
Proposal 2—FOR the ratification of Grant Thornton LLP as our independent registered public accounting firm for 2025;
Proposal 3—FOR the approval of the compensation of our named executive officers; and
Proposal 4—FOR the approval of an amendment to the FARO Technologies, Inc. 2022 Equity Incentive Plan to increase the number of shares reserved for issuance thereunder by 1,500,000.
What vote is required to elect the director nominees?
The affirmative vote of a plurality of the votes cast is required for the election of directors, which means that the two nominees for director receiving the greatest number of votes will be elected. If you vote “Withhold” with respect to one or more nominees, your shares will not be voted with respect to the person or persons indicated, although they will be counted for purposes of determining whether there is a quorum. Broker non-votes will have no impact on the outcome of the election of directors.
What happens if a nominee is unable to stand for election?
If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have voted “Withhold” with respect to the original nominee.
How many votes are required to ratify the appointment of the Company’s independent registered public accounting firm?
The ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for 2025 requires the affirmative vote of a majority of the votes cast by the shareholders. Abstentions will have no impact on the outcome of this matter. Because this matter is a routine proposal, there should be no broker non-votes associated with this proposal.

How many votes are required to approve the non-binding resolution on the compensation of the Company’s named executive officers?
The approval of the non-binding resolution to approve the compensation of our named executive officers requires the affirmative vote of a majority of the votes cast by the shareholders. Abstentions and broker non-votes will have no impact on the outcome of this matter.
How many votes are required to approve an amendment to the FARO Technologies, Inc. 2022 Equity Incentive Plan to increase the number of shares reserved for issuance thereunder by 1,500,000?
The approval of an amendment to the FARO Technologies, Inc. 2022 Equity Incentive Plan to increase the number of shares reserved for issuance thereunder by 1,500,000 requires the affirmative vote of a majority of the votes cast by the shareholders. Abstentions and broker non-votes will have no impact on the outcome of this matter.
Are there any other items to be discussed during the Annual Meeting?
We are not aware of any other matters that you will be asked to vote on at the Annual Meeting. If other matters are properly brought before the Annual Meeting and you have returned a proxy card, with or without voting instructions, or have voted by telephone or the Internet, the proxy holders will use their discretion in voting your shares on these matters as they may arise.
Who will count the vote?
The Carideo Group will count the vote and will serve as the inspector of election.
Who pays to prepare, mail, and solicit the proxies?
Proxies may be solicited by personal meeting, Internet, e-mail, advertisement, telephone, and facsimile machine, as well as by use of the mails. Solicitations may be made by our directors, officers, and other employees, none of whom will receive additional compensation for such solicitations. In addition, arrangements will be made, as appropriate, with banks, brokerage houses, and other custodians, nominees or fiduciaries to forward soliciting materials to the beneficial owners of our common stock, and we will reimburse such persons for their out-of-pocket expenses incurred in providing those services.
Where can I find the voting results of the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. Final voting results will be tallied by the inspector of election after the taking of the vote at the Annual Meeting. We will publish the final voting results in a Current Report on Form 8-K, which we are required to file with the SEC within four business days following the Annual Meeting.
Will I receive a copy of the Annual Report?
You may obtain a copy of the Annual Report by writing to our Investor Relations department at 125 Technology Park, Lake Mary, Florida 32746, by calling 1-800-736-0234, by e-mailing our Investor Relations department at InvestorRelations@faro.com or by accessing www.proxyvote.com. Our Annual Report is not incorporated by reference into this Proxy Statement and is not considered proxy soliciting material.
Where can I find Corporate Governance materials for the Company?
Our Amended and Restated Articles of Incorporation, Amended and Restated Bylaws (the “Bylaws”), Code of Ethics for Senior Financial Officers, Global Ethics Policy and Corporate Governance Guidelines and the charters for the Audit Committee, the Talent Development and Compensation Committee and the Nominating, Governance and Sustainability Committee of the Board of Directors are published on our website at www.faro.com/about-faro/leadership-and-governance. We are not including the information contained on or accessible through our website as a part of, or incorporating such information by reference into, this Proxy Statement.
How can I contact the members of the Board?
Shareholders may communicate with the full Board or individual directors by submitting such communications in writing to FARO Technologies, Inc., Attention: Board of Directors (or the individual director(s)), 125 Technology Park, Lake Mary, Florida 32746. Communications should be sent by overnight or certified mail, return receipt requested. Such communications will be delivered directly to the Board or the individual director(s), as designated on such communication. However, we reserve the right not to forward to Board members any abusive, threatening or otherwise inappropriate materials.

PROPOSAL 1
ELECTION OF DIRECTORS
THE BOARD OF DIRECTORS RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH OF MOONHIE CHIN AND YUVAL WASSERMAN TO THE BOARD OF DIRECTORS.
The Board is divided into three classes, as nearly equal as possible, with one class of directors elected each year for a three-year term. Each director’s term is subject to the election and qualification of his or her respective successor, or such director’s earlier death, resignation or removal. The Board currently consists of seven members.
The two nominees for directors, Moonhie Chin and Yuval Wasserman, are currently directors of the Company and are proposed to be elected at the Annual Meeting to serve until the 2028 annual meeting of shareholders. The remaining five directors’ terms do not expire at the Annual Meeting, and they will continue to serve as members of the Board for the terms set forth below.
Directors are elected by a plurality of the votes cast, meaning that the two nominees receiving the highest number of affirmative votes cast for the election of directors at the Annual Meeting will be elected as directors. Shares may not be voted cumulatively, and proxies cannot be voted for a greater number of persons than the number of nominees named. Shares voted by the accompanying proxy card will be voted “FOR” Moonhie Chin and Yuval Wasserman, unless the proxy card is marked to withhold authority. If you vote “Withhold” with respect to one or more nominees, your shares will not be voted with respect to the person or persons indicated, and will have no impact on the outcome of the election. Broker non-votes on the election of directors will have no impact on the outcome of the election. We have a director resignation policy for those director nominees who receive more “withhold” than “for” votes in uncontested elections, which requires such director nominees to tender their resignation to the Board following certification of the shareholder vote. The Nominating, Governance and Sustainability Committee will then act to determine whether to accept the director’s resignation and submit such recommendation for prompt consideration by the Board.
The names, ages, and principal occupations for at least the past five years of each of the nominees and directors whose terms will continue after the Annual Meeting, and the names of any other public companies of which each has served as a director during the past five years are set forth below. There are no family relationships between any of our directors or executive officers.
Nominees for Election at the Annual Meeting

Name	Age	Director Since	Term Expires	Position
Moonhie Chin	67	2021	2025	Director and Nominee
Yuval Wasserman	70	2017	2025	Director, Chairman and Nominee
Moonhie Chin has served as a director of the Company since October 2021. Ms. Chin was employed at Autodesk from 1989 to 2019 and held various leadership positions, including Senior Vice President of Digital Platform and Experience. Autodesk is a global leader in Architecture, Engineering, and Construction (AEC), Product Design and Manufacturing, and Media and Entertainment software with millions of customers. Her expertise extends across a diverse range, encompassing general management, business model transformation from perpetual license to subscription, digital platforms, global multi-channel strategies, extracting business insights from advanced analytics, global customer support and operations, strategic planning, and corporate governance. Prior to joining Autodesk, she worked for the General Electric Company, following her completion of a B.S. at the Columbia University School of Engineering and Applied Sciences. Ms. Chin furthered her education with an M.S. in Manufacturing Management from the Rensselaer Polytechnic Institute.
The Board believes that Ms. Chin’s qualifications to serve on our Board include her extensive experience in operational proficiency, demonstrated ability to incubate and drive new initiatives, strategic planning acumen, and experience on public boards and corporate committees.
Yuval Wasserman has served as a director of the Company since December 2017 and as Chairman of the Board since June 2022, interim Executive Chairman from May 2023 to April 2024 and interim Chief Executive Officer in July 2023. Currently, Mr. Wasserman serves as a director of Ichor Holdings, Ltd. (Nasdaq: ICHR), a leader in the design, engineering and manufacturing of critical fluid delivery subsystems and components for semiconductor capital equipment. Mr. Wasserman served as President and Chief Executive Officer and a director of Advanced Energy Industries, Inc. (Nasdaq: AEIS), a leading manufacturer of power conversion products that transform electrical power into various usable forms, from October 2014 until his retirement date of March 1, 2021. Mr. Wasserman previously served as President of Advanced Energy Industries’ Thin Films Business Unit from August 2011 to October 2014 and Executive Vice President and Chief Operating Officer from April 2009 to August 2011. He previously held roles at Advanced Energy Industries of Executive Vice President, Sales, Marketing

and Service from October 2007 to April 2009, and Senior Vice President, Sales, Marketing and Service from August 2007 to October 2007. Prior to joining Advanced Energy Industries, Mr. Wasserman served as the President, and later as Chief Executive Officer, of Tevet Process Controls Technologies, Inc., a semiconductor metrology company, from May 2002 to July 2007. Prior to that, he held senior executive and general management positions at Boxer Cross, a metrology company acquired by Applied Materials, Inc., Fusion Systems, a plasma strip company that is a division of Axcelis Technologies, Inc. (Nasdaq: ACLS), and AG Associates, a semiconductor capital equipment company focused on rapid thermal processing. Mr. Wasserman started his career at National Semiconductor, Inc., where he held various engineering and management positions. Mr. Wasserman served as a director of Syncroness, Inc., a privately held company, from 2010 to 2017. Mr. Wasserman holds a BSc degree in chemical engineering from Ben Gurion University in Israel.
The Board believes that Mr. Wasserman’s qualifications to sit on our Board include his strong experience and skills in senior operations and engineering management, executive and financial management, and research and development management.
Directors Whose Terms Will Continue After the Annual Meeting

Name	Age	Director Since	Term Expires	Position
Alex Davern	58	2021	2026	Director
Peter J. Lau	45	2023	2026	President, Chief Executive Officer and Director
Rajani Ramanathan	58	2022	2026	Director
Jeroen van Rotterdam	60	2021	2027	Director
John Donofrio	63	2008	2027	Director
Alex Davern has served as a director of the Company since October 2021 and as Lead Director of the Board from May 2023 to April 2024. Mr. Davern is also currently a member of the board of directors of Cirrus Logic, Inc. (Nasdaq: CRUS) and Computer Modeling Group (TSX: CMG). Mr. Davern had worked at National Instrument (NI) between February 1994 and May 2020, and during his career at NI, has served in numerous leadership positions, including as Chief Financial Officer, Chief Operating Officer, and Chief Executive Officer. NI was an Austin-based company that supplied measurement and automation products used by engineers and scientists in a wide range of industries. Prior to joining NI, Mr. Davern worked both in Europe and in the United States for the international accounting firm, Price Waterhouse, LLP. Since 2020, he also has a part time teaching position at the University of Texas McCombs School of Business. Mr. Davern received his bachelor's degree in Commerce and a diploma in professional accounting from University College in Dublin, Ireland.
The Board believes that Mr. Davern’s qualifications to sit on our Board include his strong experience and skills in financial management, financial reporting, accounting, oversight of financial performance, operational management and corporate governance.
Peter J. Lau has served as the Company’s President and Chief Executive Officer and as a director of the Company since July 2023. Mr. Lau most recently served as Chief Executive Officer of Catalyst Nutraceuticals, a portfolio company of MSouth Equity Partners which is a private equity investment firm from October 2022 to July 2023, and continues as a board member. From August 2020 to September 2022, Mr. Lau served as President of the Electrical segment of Hubbell Incorporated, a manufacturer of utility and electrical solutions. Mr. Lau served as President of the Fire Detection and Control business of Honeywell, a global technology provider of safety, security and energy solutions, from April 2019 to August 2020, and as President of Honeywell’s global Security business from January 2018 to April 2019. From September 2015 to January 2018, Mr. Lau served as CEO, International, of Current, a General Electric (“GE”) company, leading provider of energy efficiency and digital productivity solutions, and also held various other positions at GE from 2003. Mr. Lau holds a B.S. degree in Business Administration from Northeastern University.

The Board believes that Mr. Lau is an experienced global executive that brings a demonstrated track record of (a) effective operational execution resulting in growth in revenue, earnings and cash flow generation, (b) strategically transforming businesses from hardware centric to a software / solutions subscription business model, (c) driving organic and inorganic profitable growth, and (d) extensive operational improvement experience in areas such as manufacturing, supply chain, and lean process tools from his various key leadership roles at Hubbell Incorporated, Honeywell and GE. The Board also believes that Mr. Lau’s qualifications to sit on its Board include his strong experience and skills in executive management as set forth above.
Rajani Ramanathan has served as a director of the Company since July 2022. She currently also serves as a director of Guidewire Software, Inc. (NYSE: GWRE), a company offering an industry platform for property and casualty insurance carriers. She has served on their Compensation Committee and Risk Committee since June 2021 and as Chairperson of the Risk committee since October 2022. Since May 2023, she has served on the board of Sportradar, a public company that is a leading sports technology at the intersection of sports, media and betting. She serves on their Audit committee. From June 2014 to Jan 2024, Ms. Ramanathan served as a member of the board of directors of ESI Group, a French publicly traded company providing virtual and prototyping software solutions and services. From July 2015 to July 2022, she chaired ESI’s Technology and Marketing Committee and since September 2022 she has chaired ESI’s Compensation Committee and their Nomination and Governance Committee. Since the acquisition of ESI by Keysight Technologies, she chaired their Compensation committee and was a member of their Audit committees, until the acquisition formalities were completed, and the company was delisted in Jan 2024. Since October 2021, she has served on the board of Hayden AI, a smart city solutions provider that developed the world’s first autonomous traffic management platform. From 2000 to March 2014, Ms. Ramanathan served in a variety of leadership roles at Salesforce, a cloud software company, and her last position with them was as Chief Operating Officer and Executive Vice President – Technology and Products. In 2014, she was awarded the YWCA TWIN (Tribute to Women and Industry) Award, which has long been considered one of Silicon Valley’s most prestigious awards honoring women who exemplify leadership excellence in executive-level positions.

The Board believes that Ms. Ramanathan is qualified to serve as a director based on her extensive background in cloud software operations and business management and her independent service on the boards of several public companies in the technology sector.
Jeroen van Rotterdam has served as a director of the Company since March 2021. Between April 2019 and March 2023, Mr. van Rotterdam was a member of the board of Basilik Holdings, Inc. (Boyd Corporation). From September 2016 to December 2020, Mr. van Rotterdam served as Executive Vice President of Cloud, R&D, and Global Security for Citrix Systems, Inc (“Citrix”) (NASDAQ: CTXS), a server, application and desktop virtualization, networking, software as a service (SaaS), and cloud computing technologies company. Prior to Citrix, Mr. van Rotterdam served as Chief Technology Officer, Vice President and Distinguished Engineer for DELL EMC’s (“EMC”) (NYSE: EMC) Enterprise Content Division from July 2007 to September 2016. From 1996 to 2007, Mr. van Rotterdam was Chief Executive Officer of X-Hive Corporation, a company he founded, which was acquired by EMC Corporation in 2007. Mr. van Rotterdam is the (co)author of more than 50 patents in various stages with the US Patent Office.
The Board believes that Mr. van Rotterdam’s qualifications to sit on our Board include his strong experience and skills in security, hardware and software engineering, software as a service (SaaS), and cloud computing technologies.
John Donofrio has served as a director of the Company since January 2008, as Lead Director from May 2018 until April 2019, and Chairman of the Board from April 2019 until June 2022. Mr. Donofrio currently serves as Executive Vice President and General Counsel of Johnson Controls International PLC (“Johnson Controls”) (NYSE: JCI), a global diversified and multi-industrial leader. Mr. Donofrio is also a member of the board of trustees of the Medical College of Wisconsin. Before joining Johnson Controls in November 2017, Mr. Donofrio was Vice President, General Counsel and Secretary of Mars, Incorporated (“Mars”) (OTC: MNBP), a global food manufacturer, from October 2013 until November 2017. Before joining Mars in October 2013, Mr. Donofrio was Executive Vice President, General Counsel and Secretary for The Shaw Group Inc. (NYSE: SHAW), a global engineering and construction company, from October 2009 until February 2013 and Senior Vice President, General Counsel and Chief Compliance Officer at Visteon Corporation (“Visteon”)(Nasdaq: VC), a global automotive supplier, from 2005 until October 2009. Before joining Visteon, Mr. Donofrio was with Honeywell International (or its predecessor company AlliedSignal Inc.) from 1996 until 2005. At Honeywell International, Mr. Donofrio was Vice President for Intellectual Property and later also served as Vice President and General Counsel for Honeywell Aerospace (Nasdaq: HON). Previously he was a Partner at Kirkland & Ellis LLP, where he worked from 1989 through 1996. Previously, Mr. Donofrio was a law clerk at the U.S. Court of Appeals for the Federal Circuit and he worked as a Patent Examiner at the U.S. Patent and Trademark Office.
The Board believes that Mr. Donofrio’s qualifications to sit on our Board include his strong experience and skills in legal, risk management, intellectual property protection and licensing, corporate governance, manufacturing, and government regulation.

CORPORATE GOVERNANCE
SHAREHOLDER ENGAGEMENT AND COMMUNICATIONS
At FARO, we believe that corporate governance includes frequent, clear, and honest communication with our shareholders. We actively engage with a portion of our shareholders, including our top institutional investors, to discuss topics of interest including, among other things, our operating performance, corporate governance, and environmental and social matters. We do this as part of our commitment to be responsive to our shareholders and to listen to our shareholders’ insights into emerging issues which include feedback on our efforts. More information about investor relations is available on our website at www.faro.com/about-faro/investor-relations. Information on our shareholder engagement and communications efforts, are available through our website, and are not part of or incorporated by reference into this Proxy Statement.

Shareholders may contact our Board of Directors about genuine issues or questions by sending a letter to the following address: c/o FARO Technologies, Inc. 125 Technology Park, Lake Mary, Florida, 32746, Attention: Board of Directors (or the individual director(s)). Communication should be sent by overnight or certified mail, with return receipt requested. The letter should be specific and include the addressee or addressees to be contacted, the topic of the communication, and the number of shares of our stock that are owned of record (if a record holder) or beneficially. We reserve the right not to forward communication to Board members containing any abusive, threatening or otherwise inappropriate materials.

BOARD MATTERS
Role and Risk Oversight of the Board of Directors
The Board provides general oversight and direction for the Company, monitors our performance and also acts as an advisor and counselor to senior management. In particular, the Board performs the following functions (the “Oversight Functions”):
•reviews and approves strategic plans;
• reviews our financial and strategic performance;
• oversees and evaluates management’s systems for internal control, financial reporting and public disclosure;
• oversees our global risk management framework;
• establishes corporate governance standards;
• evaluates and approves the selection and compensation of our executive officers, including the President and CEO;
• oversees and evaluates senior management performance and compensation;
• plans for effective development and succession of the President and CEO and senior management;
• sets tone for a climate of corporate trust and confidence;
• sets standard for director qualification and for director orientation and continuing education; and
• conducts a performance evaluation of the Board at least annually.
In its oversight of our global risk management, the Board has adopted a risk oversight framework in which it reviews the overall risk exposure of the Company in the form of a risk universe and discusses with management our risk assessment, including management’s role to identify, monitor, control and report risk exposure. In addition, the Board reviews all major risks that could materially adversely affect the Company, including external, strategic, operational, financial, organizational, cultural, cybersecurity and compliance risks. In addition, our risk assessment has also been from time to time the subject of discussion among the independent members of the Board during their executive sessions, without the presence of Company management.
Each Board committee is also responsible for reviewing our risk exposure with respect to the respective committee’s areas of responsibility, discussing such risks with Company management, and reporting significant risks to the Board. Each Board committee is comprised of the group of independent Board members that best contribute to the Oversight Functions.
The Audit Committee focuses on significant risks associated with financial exposures. The Talent Development and Compensation Committee particularly reviews risks related to our culture, compensation policies and practices, as well as other organizational exposures. The Nominating, Governance and Sustainability Committee focuses on risks relating to our corporate governance structure and practices.
Leadership Structure of the Board of Directors
The Board has the flexibility to establish a leadership structure that works best for the Company at a particular time and reviews that structure periodically. At times during our past, the positions of Chairman of the Board and President and CEO have been held by two different people and, at other times, the positions have been combined and held by the same person. Currently, Yuval Wasserman is our independent Chairman of the Board. Because we currently have an independent Chairman of the Board, there is currently no Lead Director. The Board believes that having an independent Chairman of the Board allows our CEO, Mr. Lau, to concentrate on overseeing the management of our business while Mr. Wasserman provides leadership and oversight of the functioning of the Board.
The Chairman of the Board, in addition to setting board meeting schedules and agendas and chairing board meetings, facilitates information flow and communication between the independent directors and Company management; coordinates the activities of the other independent directors; together with the Talent Development and Compensation Committee and the Board, evaluates the performance of the President and CEO; recommends the retention of Board advisors; has the authority to call meetings of the independent directors; if requested by significant shareholders, ensures that he is available for consultation and direct communication; and performs such other duties and responsibilities as the Board of Directors from time to time determines.
Executive sessions of independent directors are held at each regularly scheduled Board meeting for a discussion of relevant subjects, including the Oversight Functions. The Chairman of the Board prepares the agenda for executive sessions of the independent directors, although all independent directors are encouraged to raise any matters for discussion. The Chairman of the Board presides over the executive sessions of the independent directors. In addition, independent directors meet with the CEO separately at least quarterly at regularly scheduled executive sessions to discuss management succession and other issues.
We believe that our current Board structure appropriately ensures that an independent director serves in a Board leadership position, acting as a liaison between the Board and Company management and allowing the Board to better perform its Oversight Functions. The current Board structure allows our President and CEO to focus on the day-to-day operations of the Company and also permits the independent directors to discuss and address risk management with Company management in Board meetings, as well as separate from management in executive session. The Board evaluates its leadership structure from time to time and changes it as circumstances warrant.
Director Independence
We are required to comply with Nasdaq’s listing standards, including its corporate governance rules. Nasdaq rules require the Board to be comprised of a majority of independent directors, as that term is defined by the Nasdaq Stock Market Rules.
The Board has affirmatively determined that Moonhie Chin, Alex Davern, John Donofrio, Rajani Ramanathan, Yuval Wasserman, and Jeroen van Rotterdam are independent directors, as defined by the Nasdaq Stock Market Rules. The Board has determined that Peter J. Lau is not independent, because he has held the position of the President and CEO of the Company since July 2023. In addition, none of our directors is a party to any agreement or arrangement that would require disclosure pursuant to Nasdaq Rule 5250(b)(3).
Board Meetings and Committees
The Board of Directors held 13 regular meetings and no special meetings during 2024. Each of our directors then in office attended all of the applicable regular meetings of the Board and of the committees on which he or she served during 2024. In addition, the independent directors met in executive session without the presence of management at each regular Board meeting in 2024 and when deemed appropriate at other meetings of the Board and of the committees. While we have not adopted a formal policy regarding Board attendance at annual shareholder meetings, we encourage each of our Board members to attend the annual shareholder meetings in person or virtually through an online meeting portal, as applicable.
The Board of Directors has three standing committees: an Audit Committee, a Talent Development and Compensation Committee, and a Nominating, Governance and Sustainability Committee, each of which is comprised of independent Board members.

The table below shows current membership for each of the standing Board committees:

Audit Committee	Talent Development and Compensation Committee	Nominating, Governance and Sustainability Committee
Alex Davern* Jeroen van Rotterdam Rajani Ramanathan	John Donofrio* Moonhie Chin Jeroen van Rotterdam	Moonhie Chin* John Donofrio Rajani Ramanathan Yuval Wasserman

*	Committee Chair
Audit Committee
The Audit Committee held seven meetings during 2024. In addition to its formal meetings, the Audit Committee Chairman and other members of the committee met frequently throughout 2024 and in the first quarter of 2025 with and without the presence of management, and also met with our external and internal auditors without the presence of management. At all regular meetings during 2024, members of the Audit Committee met in executive session, without the presence of management, and met separately, either in-person or telephonically, with our external and internal auditors.
The Board has determined that each of the Audit Committee members is independent as defined in Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the Nasdaq rules, including rules specifically governing audit committee members. The Board also has determined that Mr. Davern is an “audit committee financial expert” as defined under Item 407(d)(5) of Regulation S-K.
The Audit Committee acts under the terms of a written charter that is available on our website at www.faro.com/about-faro/leadership-and-governance. The Audit Committee’s responsibilities, discussed in detail in the charter, include, among other duties, the responsibility to:
•provide oversight regarding the integrity of our accounting and financial reporting process, system of internal     control, external and internal audit process, and our process for monitoring compliance with laws and regulations;
• review the independence and qualifications of our independent public accountants and our financial policies, control procedures and accounting staff;
• review and make appropriate inquiry of financial performance and financial position, including comparison of actual to budgeted results;
• appoint, oversee and compensate our independent public accountants;
• oversee and review the Company’s internal audit and compliance functions;
• oversee the interpretation and enforcement of the Company’s Code of Ethics for Senior Financial Officers;
• at least annually, discuss with management and the external auditors significant risks and exposures and the plans to minimize such risks; request that management and the external auditors provide updates to the Committee as appropriate;
• establish procedures for the receipt, retention and treatment of anonymous reports of potential misconduct’ and concerns regarding accounting, internal accounting controls, or audit matters;
• review, discuss with management as well as external auditors, and approve our financial statements and other material financial content, report and correspondence;
• review regulatory filings and related disclosures, including disclosures related to Environmental, Social, and Governance and the adequacy and effectiveness of applicable internal controls;
• pre-approve all audit services and permitted non-audit services to be performed for the Company by its external auditors; and
• review transactions between the Company and any officer or director, any entity in which an officer or director of the Company has a material interest, or any other related person transactions in accordance with the Company’s Statement of Policy and Procedures with Respect to Related Person Transactions.

Talent Development and Compensation Committee
The Talent Development and Compensation Committee (“TDCC”) held seven meetings during 2024. In addition to its formal meetings, the TDCC Chairman and other members of the committee met frequently throughout 2024 among themselves without the presence of management, as well as with the TDCC’s consultant and our President and CEO. Areas of consideration at these various meetings included but were not limited to:
•oversight of executive leadership development and programs;
•review of culture through employee engagement survey results and related action plans;
•review of the design of incentive plans;
•review and approval of executive management annual objectives;
•evaluation of the performance of all officers at the executive team level;
•making bonus and equity incentive award determinations in accordance with our short-term incentive plan and our long-term equity plan, respectively;
•consultations with Compensia, Inc. (“Compensia”), the compensation consultant to the TDCC, regarding, among other matters, updated market data and compensation trends generally and specific updated market data regarding compensation for named executive officers;
•establishment of overall executive compensation for 2024;
•addressing other compensation and employment matters, including specific review of the performance of our President and CEO; and
•review of any clawback policy allowing the Company to recoup certain compensation paid to executive officers in the event of an accounting restatement or as otherwise warranted.
Each of the TDCC members qualifies as independent for TDCC membership, as defined in the Nasdaq rules, as a non-employee director, as defined under Rule 16b-3 of the Exchange Act, and as an outside director, as defined under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).
The TDCC acts under the terms of a written charter that is available on our website at www.faro.com/about-faro/leadership-and-governance. As discussed in its charter, the TDCC oversees our executive and director compensation programs and endeavors to ensure they are aligned and implemented in accordance with our overall strategy, including enhancement of shareholder value. Although the TDCC annually reviews and determines the President and CEO’s compensation, it works with the President and CEO in evaluating the performance of all other employees at the Vice President level and above reporting directly to the President and CEO and in reviewing and approving annually all compensation programs and awards (including setting the base compensation for the upcoming year and approving bonus and equity incentive awards) for all such other employees at the Vice President level and above reporting directly to the President and CEO.
The TDCC’s duties and responsibilities include, among other things:
•review and approve the Company’s compensation strategy to ensure that (i) management is rewarded appropriately for its contributions to the growth and profitability of the Company and (ii) the Company’s executive and director compensation strategy supports organization objectives;
• make recommendations to the Board with respect to incentive compensation plans and equity-based plans and approve, where appropriate, to submission to shareholders, all new equity-related incentive plans for senior management;
• monitor and evaluate matters relating to the compensation and benefits structure of the Company as it deems appropriate, including, but not limited to, evaluating whether any risks arising from the Company’s compensation policies and practices for its employees would be reasonably likely to have a material adverse effect on the Company and the results of the Company’s previous shareholder vote on executive compensation and the frequency of such vote;
• evaluate not less than semi-annually the performance of the CEO and all other executive officers in light of the goals and objectives of the Company’s executive compensation plans;
• review, at least annually, and determine the individual elements of total compensation for the CEO (without the CEO present during deliberations or voting with respect to his or her compensation) and, after consultation with the CEO, all other executive officers, including (i) base salary, (ii) bonuses, including the specific goals and amount, (iii) equity compensation, (iv) any employment agreement, severance agreement, transition or consulting agreement retirement agreement or change of control protections, and (v) any other benefits compensation or similar arrangements, if any (including, without limitation, perquisites and any other form of compensation such as a signing bonus or payment of relocation costs), including any amendments to or terminations of any of the foregoing;
• review at least annually and approve the aggregate amount of bonuses and equity compensation granted by the Company to all other employees and consultants;
• evaluate, at least annually, compliance with the stock ownership requirements established by the Nominating, Governance and Sustainability Committee for the members of the Board and our executive officers;
• assure that the Company’s annual and long-term bonus and incentive compensation plans are administered in a manner consistent with the Company’s compensation strategy as to participation, target annual incentive awards, corporate financial goals, actual awards paid to senior management, and total funds reserved for payment under the compensation plans;
• review and approve the compensation of non-employee directors, including compensation for serving in a leadership role of the Board;
• oversee, review and evaluate, in consultation with management, the Company’s human development strategy and programs, including recruitment, retention, succession planning (other than with respect to the Chief Executive Officer), talent management and development, diversity, health and welfare, and related programs;
• review, discuss with management, and recommend to the Board whether the Compensation Discussion and Analysis and report of the TDCC should be included in the proxy statement and annual report on Form 10-K; and
• engage, on an as-needed basis, the services of outside experts in areas of compensation and benefits practices. Specifically, the TDCC has engaged Compensia, a compensation expert, to informally update the TDCC on an annual basis and from time to time on matters that have been delegated to the TDCC.
The TDCC may delegate its authority to grant certain awards under the 2022 Equity Incentive Plan to one or more of its members or to one or more of our executive officers. The grants by our President and CEO are subject to the following parameters, among others, established by the TDCC: (i) the President and CEO may not grant awards to (a) employees who are subject to the short-swing profit rules of Section 16 of the Exchange Act, or (b) employees who at the grant date are “covered employees,” or are reasonably anticipated to become “covered employees,” as defined in Section 162(m) of the Code, during the term of the award; and (ii) any award granted by the President and CEO will be subject to all of the terms and conditions of the 2022 Equity Incentive Plan.
As earlier noted, the TDCC has the authority to retain consultants and to obtain advice and assistance from external legal, accounting and other advisors at our expense. Since October 2017, the TDCC has engaged Compensia to advise it on compensation matters. In performing its services, Compensia reports to and is instructed by the TDCC. For more information regarding Compensia’s services, see “2024 Director Compensation,” beginning on page 20 of this Proxy Statement and “Executive Compensation—Compensation Discussion and Analysis,” beginning on page 27 of this Proxy Statement.
Nominating, Governance and Sustainability Committee
The Nominating, Governance and Sustainability Committee met five times in 2024. Each of the Nominating, Governance and Sustainability Committee members is independent under the Nasdaq rules.
The Nominating, Governance and Sustainability Committee is responsible for developing, evaluating and implementing our corporate governance policies and overseeing responsibilities relating to the Company's sustainability strategy. The Nominating, Governance and Sustainability Committee is also responsible for selecting and recommending for Board approval director nominees and the members and chair of each of the Board committees. Current members of the Board are considered for re-election unless they have notified the Company that they do not wish to stand for re-election. The Nominating, Governance and Sustainability Committee considers candidates for the Board recommended by current members of the Board or members of management. In addition, the Committee may, to the extent it deems appropriate, retain a professional search firm and other advisors to identify potential nominees for director.
The Nominating, Governance and Sustainability Committee’s duties and responsibilities include, among other things:
•review annually the Company’s Corporate Governance Guidelines and other corporate governance policies, and, if necessary or appropriate, develop additional policies or recommend proposed changes to the existing policies to the Board for approval;

•review and discuss with management disclosure of the Company’s corporate governance practices, including information regarding the operations of the Board committees, director independence and the director nominations process, and to recommend that such disclosure be included in the Company’s proxy statement or annual report on Form 10-K, as applicable;
• select and recommend for approval by the Board which directors will serve as members and as chair for the Board’s committees;
• assess annually the experience, tenure, skills, qualifications and attributes of the Board, in the context of the perceived needs of the Board at that time, and to add or replace directors as the Nominating, Governance and Sustainability Committee deems advisable;
• conduct appropriate inquiries regarding the reputation, judgment, and character of prospective director nominees, including review of any legal proceedings involving the nominee and professional or financial relationships that might pose a conflict of interest and conduct appropriate inquiries into the background, experience, qualifications, attributes and skills of prospective director nominees, including review of any current or previous directorships held by prospective director nominees at public companies;
• establish procedures for shareholders to recommend director nominees for the Nominating, Governance and Sustainability Committee’s consideration in accordance with the Company’s Bylaws;
• establish written criteria for evaluating prospective director nominees, which shall include consideration of background, experience, qualifications, attributes, skills, reputation, judgment, character and contribution to the diversity of the Board and evaluate all prospective director nominees, including those nominated by shareholders, in accordance with these written criteria for prospective director nominees;
• oversee an annual self-evaluation of the Board and each standing committee of the Board, including the Nominating, Governance and Sustainability Committee, to determine whether they are functioning effectively;
• plan, in consultation with the CEO, for succession planning of the Company’s Chief Executive Officer, including transitional leadership in the event of an unplanned vacancy; and
• review the Company’s overall sustainability strategy, including initiatives, policies and risks relating to environmental stewardship, corporate social responsibility and corporate culture and report to the Board on the Company’s progress against its sustainability goals and, as appropriate, makes recommendations on such matters to the Board.
The Nominating, Governance and Sustainability Committee also will consider director candidates recommended by eligible shareholders. Shareholders may recommend director nominees for consideration by the Nominating, Governance and Sustainability Committee by writing to the Nominating, Governance and Sustainability Committee, Attention: Chairman, 125 Technology Park, Lake Mary, Florida 32746, and providing appropriate biographical information concerning each proposed nominee. Candidates proposed by shareholders for nomination are evaluated using the same criteria as candidates initially proposed by the Nominating, Governance and Sustainability Committee.
The following minimum qualifications must be met by a director nominee to be recommended by the Nominating, Governance and Sustainability Committee:
•each director must display high personal and professional ethics, integrity and values;
•each director must have the ability to exercise sound business judgment and demonstrate basic financial literacy;
•each director must be highly accomplished in his or her respective field, with broad experience and demonstrated senior-level leadership in business, government, education, technology or public interest;
•each director must have relevant expertise and experience, and be able to offer advice and guidance based on that expertise and experience;
•each director must be independent of any particular constituency, be able to represent all shareholders of the Company and be committed to enhancing long-term shareholder value; and
•each director must have sufficient time available to devote to activities of the Board and to enhance his or her knowledge of our business.

In identifying potential Board nominees and evaluating candidates for the Board, the Nominating, Governance and Sustainability Committee considers the nominee’s experience, skills and qualifications. Diversity is an important criterion to the Nominating, Governance and Sustainability Committee, in accordance with our Corporate Governance Guidelines, when identifying potential Board nominees and evaluating Board candidates, including in the context of providing diversity in business perspectives, gender, ethnicity, education, experience and leadership qualities.
Annually, the Nominating, Governance and Sustainability Committee reviews the composition of the Board to assess whether it reflects the appropriate experience, tenure, skills, qualifications and attributes expected of Board members, as well as a variety of complementary experiences and backgrounds, sufficient to provide sound and prudent guidance, particularly in the areas of senior leadership, operations, finance, technology and governance. The Nominating, Governance and Sustainability Committee assesses the effectiveness of diversity within the Board every year as part of this annual assessment. If, as a result of the assessment, the Nominating, Governance and Sustainability Committee determines that adding or replacing a director is advisable, the Nominating, Governance and Sustainability Committee initiates a search for a suitable candidate to fulfill the Board’s needs. In addition, our Corporate Governance Guidelines provide that if any director undergoes a change of occupation or retires, then the Nominating, Governance and Sustainability Committee must review the continued appropriateness of such director’s Board membership and take such action as is deemed necessary, including the acceptance or rejection of any offer of resignation by such director.
A shareholder who wishes to nominate a person for election to the Board of Directors must submit a timely written notice to the Company, Attention: Secretary, 125 Technology Park, Lake Mary, Florida 32746. To be timely under our Bylaws, we must receive the written nomination for an annual meeting not less than 90 days and not more than 120 days prior to the first anniversary of the preceding year’s annual meeting of shareholders, provided, however, that in the event that, (i) no annual meeting was held the preceding year or (ii) the date of the current year’s annual meeting is advanced more than 30 days before or delayed more than 60 days after such anniversary date, we must receive the written nomination not more than 120 days prior to the current year’s annual meeting and not less than the later of 90 days prior to such annual meeting or ten days following the day on which public announcement of the date of the annual meeting is first made. For a special meeting, we must receive the written nomination not less than the later of 90 days prior to such special meeting or ten days following the day on which public announcement of the date of the special meeting is first made. Under the Bylaws, the nomination must include (i) all information relating to such proposed nominee that would be required to be disclosed in solicitations of proxies for the election of directors, or is otherwise required, in each case pursuant to Regulation 14A of the Exchange Act, including the nominee’s written consent to be named in the proxy statement as a nominee and to serving as a director if elected, (ii) a description of (a) all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and (b) any other material relationships, between or among such shareholder and any beneficial owner, if any, on whose behalf the director nomination is made, and their respective affiliates and associates or others acting in concert with the shareholder or beneficial owner, on the one hand, and each proposed nominee and his or her respective affiliates and associates, or others acting in concert with the proposed nominee, on the other hand, including all information required under Item 404 of Regulation S–K if the shareholder making the nomination and any beneficial owner on whose behalf the nomination is made, or any affiliate or associate of or person acting in concert with the shareholder or beneficial owner, were the “registrant” for purposes of that rule and the proposed nominee was a director or executive officer of such registrant, and (iii) as to the shareholder giving such notice and any beneficial owner on whose behalf the director nomination is made, (a) their names and addresses, (b) the class and number of shares of our stock beneficially owned by them, directly or indirectly, as of the applicable record date (c) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares of stock) has been made, an effect or intent of which is to mitigate loss to or manage risk of stock price changes for, or to increase the voting power of, such shareholder or such beneficial owner with respect to any share of our stock, and (d) a representation as to whether the shareholder or any beneficial owner on whose behalf the nomination is made intends, or is or intends to be part of a group that intends, to deliver a proxy statement and/or form of proxy to at least the percentage of our shareholders required to elect the nominee or otherwise to solicit proxies from shareholders in support of the nomination. We may require any proposed nominee to furnish such other information as may reasonably be required to determine his or her eligibility to serve as an independent director or that could be material to a reasonable shareholder’s understanding of the nominee’s independence.

ENVIRONMENTAL, SOCIAL AND GOVERNANCE (“ESG”)
We are committed to sustainable business principles, to thinking long-term, and to making strategic decisions that adhere to our mission and vision and create value for the world and the industries in which we operate. This commitment encompasses various Environmental, Social and Governance initiatives aimed at reducing carbon emissions, conserving resources, promoting social belonging, and fostering economic resilience. Through transparent reporting, stakeholder engagement, and adoption of sustainable practices across supply chains, we work to have a lasting positive impact for all of our stakeholders. Our programs are focused on addressing material issues, risks, and opportunities while conforming to internal and external standards.

GOVERNANCE AND OVERSIGHT
ESG Oversight
ESG and sustainability governance starts with the Board’s oversight of our ESG and sustainability strategies. This involves integrating ESG considerations into corporate governance frameworks, appointing board committees focused on sustainability, and hiring executives with expertise in ESG matters. The Board reviews and as necessary refreshes our Board committee charters to provide further clarity on each committee’s roles and responsibilities. We publish our corporate governance guidelines, board committee charters, company code of ethics and corporate responsibility documents on our website at www.faro.com/about-faro/leadership-and-governance.
The Board maintains a dedicated committee, the Nominating, Governance, and Sustainability Committee (“NGS Committee”), to provide strategic guidance on ESG risks, the Company’s goals, policies, procedures, initiatives, and disclosures related to sustainability and ESG matters. Through regular reporting and evaluation mechanisms, the NGS Committee ensures ESG risk mitigation strategies, goal implementation, and performance align with expectations of the Board and our stakeholders.
The Board also receives support from our Talent Development and Compensation Committee (the “TDCC”) in specific ESG areas such as strategies, policies, and key metrics related to our talent and culture, including matters such as pay consideration, employee composition, inclusion, retention, employee health and safety programs, and leadership development and succession.
The Chief Executive Officer and Executive Management are responsible for incorporating ESG considerations into our corporate strategy, fostering a culture of sustainability, and ensuring accountability across the company. Functional management of the organization’s ESG programs are overseen by the Chief Sustainability Officer, who leverages various multidisciplinary resource groups composed of global leaders throughout the Company to implement and manage sustainability initiatives in support of our commitments. Program updates are communicated to Executive Management, the Board and related Committees through regular meetings with our Chief Sustainability Officer, no less than twice per year.
Risk Management
The Board oversees the Company’s risk management program. The Company’s management has developed an enterprise risk management program, whereby management identifies the top individual risks they believe the Company faces with respect to its business, operations, strategy, and other factors based on input from key business and functional leaders in the Company. Management evaluates those key risks and identifies ways to mitigate and manage such risks. At least annually, management discusses the identified risks and risk mitigation efforts with the Board. The Board allocates responsibility to examine a particular risk in detail to the committee that is in the best position to review and assess the risk.
OUR STRATEGY
ESG Strategy
We believe one of the primary ways to maximize support of an environmentally and economically sustainable future will be through use of innovation and technology. Our solutions help companies integrate sustainability strategies into their businesses by dramatically reducing error and production waste, enabling collaboration without the need for extraneous travel, material, or time, and boosting overall efficiencies and productivity.
In addition, we understand integration of ESG considerations into our overall business strategy creates value for shareholders, stakeholders, and society at large while mitigating risks and enhancing resilience. In calendar year 2021, we developed and launched a comprehensive set of long-term goals and program initiatives that focus on key areas where we can make a measurable, direct, and positive impact. Our sustainability goals are centered on our world, our people, and our approach to business practices spanning several pillars, and incorporating the following key points of focus:
Environmental:
•Reducing our environmental impact including setting aspirational goals for decreasing consumption;
•Investing in sustainable supply chains and eco-friendly packaging; and
•Adopting waste reduction and recycling programs.
Social:
•Advancing a safe, inclusive, and respectful work environment for all;
•Investing in our communities; and
•Ensuring ethical labor practices throughout the supply chain.

Governance:
•Establishing transparent ESG practices, reporting and accountability mechanisms;
•Implementing robust board oversight of ESG performance; and
•Maintaining robust corporate compliance policies such as anti-corruption policies and whistleblower protection.

Guiding Principles
We are committed to conducting business with the highest standards of ethics and making strategic decisions that adhere to our mission and values. Among other things, this means supporting the United Nations Global Compact and its underlying principles around the environment, workforce, anti-corruption, and human rights. Our sustainability program management system is modeled largely after the Responsible Business Alliance (RBA) and United Nations Global Compact requirements, and incorporates current environmental, labor, human rights, health, safety, and ethics standards. Additionally, our sustainability program standards aim for alignment with international frameworks including the Global Reporting Initiative (GRI), Science Based Targets initiative (SBTi), Task Force on Climate-related Financial Disclosures (TCFD), and CDP (formerly the Carbon Disclosure Project), among others.
OUR PEOPLE
We believe that our ability to execute an effective ESG strategy is driven by our workforce through a values-driven, high-performing, and dynamic culture underlined by integrity, collaboration, ingenuity, and sustainability. To maintain competitiveness and world-class capabilities, we regularly review and refine our human capital management programs, policies, and procedures to ensure that we consistently work to attract, select, develop, engage and retain strong, diverse talent.

Geographical Locations
As a global company, we employ team members in 28 countries across the globe. We are passionate about providing our employees with a positive and safe work environment, and encourage our employees to embrace different ideas, strengths, interests and cultural backgrounds. As of December 31, 2024, we had 1,181 full-time employees worldwide; we are geographically represented as follows: 37% AMER, 43% EMEA, and 20% APAC. Management maintains a positive working relationship with employees and works councils located in Germany and France. None of our employees based in other geographic locations are unionized or subject to collective bargaining agreements. We are focused on ensuring all benefit and employment-related decisions are in compliance with established equal employment opportunity statutes and without regard to religion, national origin, age, gender, race, color, ancestry, sexual orientation, disability, marital status, citizenship, pregnancy, medical condition or any other protected class status, as defined by local, state or federal laws.
Human Capital Governance
Effective human capital governance requires a holistic approach that considers the needs and interests of employees, aligns with business objectives, promotes ethical behavior, and contributes to long-term value creation for all stakeholders. The Board plays an active role in overseeing our human capital management efforts. The TDCC is responsible for assisting the Board in discharging this oversight duty. The TDCC works closely with the executive management team in helping to shape our culture and focus efforts on developing formal human capital management and talent development initiatives to better support our workforce as the Company continues to evolve. Oversight activities in this area include, among other aspects, receiving regular updates regarding our human capital management strategy including corporate culture, diversity and inclusion, pay and opportunity equity initiatives and results, and talent attraction, training, development and retention programs and results. Additionally, the TDCC reviews the performance of and succession planning for our CEO and other executive officers.
Executive leaders maintain continuous oversight of human capital management programs through various metrics and reporting initiatives with the objective of maximizing value creation, fostering employee well-being, and driving performance. Key points of focus include clear strategic alignment, transparent policies and procedures, employee engagement and feedback, investment in talent development, and management of risk and compliance.

Talent and Culture

Our Company is deeply committed to fostering a culture of collaboration, inclusion and performance, recognizing that our people are our greatest asset. We believe in investing in our talent to help them grow and develop to unlock their full potential. We prioritize employee engagement through initiatives designed to create a supportive and dynamic workplace, including conducting regular engagement surveys to better understand and respond to employee needs. We strive to ensure employees can provide regular feedback through various channels which include surveys, meetings and direct communication. Employees receive workforce engagement surveys at least annually with our average participation rate in 2024 being approximately 82%. Employees also have the ability to provide input or report concerns both directly to their HR partner or anonymously through our confidential hotline.

Additionally, our Employee Resource Groups, sponsored by senior leaders across the Company, play a vital role in building community, providing support, and driving a culture of belonging across the organization. We promote a culture of respect and inclusion where individual differences are valued, which also allows us to attract and retain the very best talent.

As of December 31, 2024, our employee composition consisted of the following:

•    33% of our non-employee Board of Director members are comprised of women, including a female chair of our Nominating, Governance and Sustainability Committee;

•     33% of our non-employee directors are from an underrepresented group;

•     22% of our Executive Leadership team is comprised of women;

•     49% of our U.S. workforce is comprised of underrepresented or minority groups, including women; and

•     50% of our U.S. team members who hold leadership roles (manager or above) are comprised of underrepresented or minority groups, including women.

We are committed to respecting human rights in alignment with the United Nation’s Guiding Principles on Business and Human Rights. We strive to comply with human rights laws and regulations globally and where we may have a local law conflict, we work within the laws of the country whilst maintaining the underlying principles of human rights standards. We encourage all employees and partners to act as allies in support of each other.

Human Rights
We are committed to respecting the human rights of all people throughout our operations and in our value chain. Accordingly, the Company works to foster a culture that respects and promotes human rights. Our commitment to human rights is outlined in our Code of Business Conduct and Ethics. We have a Human Rights Policy to, among other things, create awareness and establish expectations related to legal requirements, ethical practices, and human rights. It applies to our Company, all employees on a worldwide basis and to our value chain, including our suppliers and vendors. We have also adopted Human Trafficking Awareness policy and Compliance plan which describes our global practices to address forced labor awareness and management programs.

Healthy & Safe Work Environment
We are committed to providing a safe and injury-free workplace. We promote this commitment through health and safety programs and training, which uses a risk-based approach implementation of program requirements and includes monitoring and reporting of performance regularly. At least once per year we conduct program assessments to ensure that all facilities comply with our safety, environmental, and facility company standards and other applicable regulations.
We provide programs and tools for our employees aimed at improving physical, mental, financial, and social well-being. Our programs give our employees access to a variety of innovative, flexible, and convenient health and wellness programs.

TDCC Interlocks and Insider Participation
During 2024, each of John Donofrio, Moonhie Chin, Jeroen van Rotterdam and Rajani Ramanathan served as a member of the TDCC. None of the TDCC members was, during 2024 or formerly, an officer or employee of the Company or any of its subsidiaries or had any relationship requiring disclosure under Item 404 of Regulation S-K. During 2024, none of our executive officers served as a member of the board of directors or compensation committee of any entity that had one or more executive officers serving as a member of our Board of Directors or TDCC.
Code of Business Conduct and Ethics
The Board of Directors has adopted a code of ethics, entitled “Code of Ethics for Senior Financial Officers”, that is applicable to our principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions. The Board of Directors has also adopted a Global Ethics Policy applicable to all of our employees. The Code of Ethics for Senior Financial Officers and the Global Ethics Policy are available at no cost on our website at www.faro.com/about-faro/leadership-and-governance or by submitting a written request to FARO Technologies, Inc., Attention: Secretary, 125 Technology Park, Lake Mary, Florida 32746.

2024 DIRECTOR COMPENSATION
The following table sets forth information regarding the compensation earned by each of our non-employee directors during the year ended December 31, 2024. See the Summary Compensation Table contained within “Executive Compensation—Compensation Discussion and Analysis,” beginning on page 27 of this Proxy Statement for the compensation earned by Mr. Lau for his service as both Director and President and CEO during 2024.

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2) (3) (4)	Total ($)
Moonhie Chin	70,000	174,995	244,995
Alex Davern	80,000	174,995	254,995
John Donofrio	80,000	174,995	254,995
Rajani Ramanathan	60,000	174,995	234,995
Jeroen van Rotterdam	60,000	174,995	234,995
Yuval Wasserman	95,979	174,995	270,974
Jawad Ahsan	30,000	—	30,000
Lynn Brubaker	40,000	—	40,000
(1)Includes cash retainers earned by each non-employee director during the year ended December 31, 2024. Mr. Wasserman transitioned to his role as the Chairman of the Board in April 2024, from which time he received compensation as a board member as reported above.
(2)Reflects the grant date fair value of restricted stock units or deferred stock units granted to our non-employee directors in 2024, determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Stock Compensation (“FASB ASC Topic 718”).
(3)Mr. Ahsan and Ms. Brubaker ceased serving as a member of the Board effective upon the conclusion of the 2024 Annual Meeting of Shareholders.
(4)As of December 31, 2024, our non-employee directors held the following aggregate number of shares of unvested restricted stock units:

Name	Unvested Restricted Stock Units (#)
Moonhie Chin	10,404
Alex Davern	10,404
John Donofrio	10,404
Rajani Ramanathan	13,593
Jeroen van Rotterdam	10,404
Yuval Wasserman*	10,404

*Mr. Wasserman’s unvested restricted stock units as member of the Board does not include his 13,749 restricted stock units granted to him as an executive officer during 2024.
The following table shows the restricted stock units awarded to each non-employee director then in office on June 14, 2024, and the aggregate grant date fair value for each award:

Name	Restricted Stock Units (#)	Full Grant Date Fair Value of Award ($)
Moonhie Chin	10,404	174,995
Alex Davern	10,404	174,995
John Donofrio	10,404	174,995
Rajani Ramanathan	10,404	174,995
Jeroen van Rotterdam	10,404	174,995
Yuval Wasserman	10,404	174,995
The grant date fair values of the awards shown above are calculated by multiplying the number of shares of restricted stock by the closing price of our common stock on the grant date ($16.82 per share on June 14, 2024).

Terms of Director Compensation Program
We use a combination of cash and equity compensation to attract and retain qualified candidates to serve on the Board, as detailed in the table below. The following table sets forth each component of our Board compensation for 2024:

Annual Cash Retainer:	$60,000
Additional Annual Retainers:
Nominating, Governance and Sustainability Committee Chairperson	$20,000
Audit Committee Chairperson	$20,000
Talent Development and Compensation Committee Chairperson	$20,000
Non-Employee Chairman	$75,000
Initial Equity Grant	$100,000	(a)
Annual Equity Grant	$175,000	(b)

(a)Upon election to the Board, each non-employee director receives restricted stock units with a value equal to $100,000, calculated by using the closing price of our common stock on the date of the non-employee director’s election to the Board. The initial restricted stock unit grant vests on the third anniversary of the grant date, subject to the non-employee director’s continued membership on the Board as of such date.
(b)On the day following the annual meeting of shareholders, each director receives restricted stock units with a value equal to that indicated in the above chart, calculated by using the closing price of our common stock on the day following the annual meeting of shareholders. The annual restricted stock unit grant vests the day prior to the following year’s annual meeting date, subject to a director’s continued membership on the Board as of such date.
Mandatory Board of Director Stock Ownership and Holding Periods
Our non-employee directors are subject to minimum share ownership guidelines. Within five years after joining the Board, each non-employee director is required to own shares of our common stock with a value equal to at least $300,000. The ownership requirement may be satisfied through (i) holdings of equity awards granted by us, the values of which are calculated based on the higher of (a) the then-current value of the equity awards on the date of determining compliance with the minimum share ownership guidelines and (b) the grant date fair value of the equity awards, and/or (ii) shares of common stock purchased by the non-employee director independently, the values of which are calculated based on the closing price of our common stock on the purchase date. Also, each non-employee director must hold shares of our common stock acquired pursuant to the exercise of stock options or vesting of restricted stock for one year after exercise or vesting, as applicable, or until his or her retirement, whichever is earlier; provided that non-employee directors may sell shares to the extent necessary to satisfy tax obligations arising from the vesting of their restricted stock awards. As of December 31, 2024, all of our directors who are required to meet this guideline either met, exceeded, or will meet or exceed the minimum share ownership requirement by their mandated deadlines.

Director Deferred Compensation Plan
In October 2018, the TDCC adopted the FARO Technologies, Inc. 2018 Non-Employee Director Deferred Compensation Plan (the “Deferred Compensation Plan”), which was amended on December 23, 2022. Prior to the first day of each calendar year, each non-employee director may (i) elect to convert all of his or her annual cash retainer fees as well as any annual committee and chair fees other than reimbursements otherwise payable to him or her by the Company into deferred stock units, and (ii) elect to receive all of his or her annual equity grant received during the calendar year in the form of restricted stock units, or defer payment of all such restricted stock units granted to the non-employee director in the calendar year. Each deferred stock unit represents the right to receive one share of our common stock no later than 60 business days following the date the non-employee director incurs a separation of service from the Company, or, in limited circumstances upon a change in control of the Company, cash equal to the fair market value of one share of our common stock on the date of the change in control, pursuant to the 2022 Equity Incentive Plan and the Deferred Compensation Plan.
Effective December 2023, the TDCC determined that participation in the Deferred Compensation Plan on a going-forward basis would cease as of the date of such action. Prior to this change, the Deferred Compensation Plan encouraged directors to hold a substantial portion of their compensation in the form of equity, which can only be monetized at the end of their tenure on the Board or in other limited circumstances.

PROPOSAL 2
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
THE BOARD OF DIRECTORS RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” PROPOSAL 2, THE RATIFICATION OF GRANT THORNTON LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2025.
The Sarbanes-Oxley Act of 2002 requires the Audit Committee to be directly responsible for the appointment, compensation and oversight of the audit work of our independent registered public accounting firm. Grant Thornton LLP has audited our financial statements since 2004. The Audit Committee has appointed Grant Thornton LLP as our independent registered public accounting firm for 2025.
Representatives of Grant Thornton LLP will be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions of shareholders.
Shareholders are not required to ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm. However, we are submitting the ratification to our shareholders as a matter of good corporate practice. If our shareholders fail to ratify the appointment of Grant Thornton LLP, the Audit Committee may reconsider the retention of Grant Thornton LLP. Even if the selection of Grant Thornton LLP is ratified, the Audit Committee in its discretion may select a different independent accounting firm at any time during the year if it determines that such change would be in the best interests of the Company and our shareholders.
The affirmative vote of a majority of the votes cast is necessary for approval of the ratification of Grant Thornton LLP. Abstentions will have no impact on the ratification of our independent registered public accounting firm. Because this matter is a routine proposal, there should be no broker non-votes associated with this proposal.

INDEPENDENT PUBLIC ACCOUNTANTS
The following table presents fees for professional audit services rendered by Grant Thornton LLP for the audit of our financial statements for the years ended December 31, 2024 and 2023, and fees for other services rendered by Grant Thornton LLP during those periods.

	2024	2023
Audit fees (1)	$1,491,000	$1,502,411
Audit-related fees	—	—
Tax fees	—	—
All other fees	—	—
Total fees	$1,491,000	$1,502,411

(1)Amounts for 2024 and 2023 include the audit of financial statements, review of financial statements included in Quarterly Reports on Form 10-Q, and audit of the effectiveness of our internal control over financial reporting. Audit fees also include services provided in connection with other SEC filings, including consents and comfort letters.
The Audit Committee has concluded that the provision of the audit services by Grant Thornton LLP in 2024 and 2023 is consistent with maintaining the independence of Grant Thornton LLP.
Pursuant to the Audit Committee charter, the Audit Committee pre-approved all services provided by Grant Thornton LLP in 2024. The Audit Committee has established pre-approval policies and procedures with respect to audit and permitted non-audit services to be provided by our independent auditors. Pursuant to these policies and procedures, the Audit Committee may form and delegate authority to subcommittees consisting of one or more members, when appropriate, to grant such pre-approvals, provided that decisions of such subcommittee(s) to grant pre-approvals are presented to the full Audit Committee at its next scheduled meeting. The Audit Committee’s pre-approval policies do not permit the delegation of the Audit Committee’s responsibilities to management.

REPORT OF THE AUDIT COMMITTEE
Under the Audit Committee charter, the Audit Committee is responsible for overseeing the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the system of internal control over financial reporting and the financial reporting process. The independent accountants have the responsibility to express an opinion on the financial statements based on an audit conducted in accordance with generally accepted auditing standards. The Audit Committee has, among other things, the responsibility to monitor and oversee these processes.
The Audit Committee has:
•reviewed and discussed the Company’s audited financial statements with management;
•discussed with the independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC; and
•received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.
The Audit Committee also considered the impact of non-audit services on the auditor’s independence.
The Audit Committee reviewed with the independent accountants the overall scope and specific plans for its audit. Without management present, the Committee met with the independent accountants to review the results of their examinations, their evaluation of the Company’s internal control over financial reporting, and the overall quality of the Company’s accounting and financial reporting. The Audit Committee reviewed and discussed the Company’s audited financial statements with the independent accountants.
Based on the review and discussions described above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 for filing with the SEC.
Audit Committee:
Alex Davern, Audit Committee Member (Chair)
Rajani Ramanathan, Audit Committee Member
Jeroen van Rotterdam, Audit Committee Member

This report shall not be deemed to be “soliciting material,” or to be “filed” with the SEC, is not subject to the liabilities of Section 18 of the Securities Exchange Act and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act, regardless of date or any other general incorporation language in such filing.

PROPOSAL 3
ADVISORY VOTE ON EXECUTIVE COMPENSATION
THE BOARD OF DIRECTORS RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” PROPOSAL 3, THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.
Section 14A of the Exchange Act provides shareholders with the opportunity to vote to approve, on a non-binding advisory basis, the compensation of our named executive officers. This advisory vote is commonly known as “Say-on-Pay.” Accordingly, the Board of Directors is asking our shareholders to indicate their support for the compensation of our named executive officers, as disclosed in this Proxy Statement. Consistent with the results of the most recent non-binding advisory vote in 2023 regarding the frequency of the “Say-on-Pay” vote, we currently hold such an advisory vote annually, and our next such “Say-on-Pay” vote following this year’s vote will accordingly be held in 2026.
This proposal is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and our executive compensation program and practices. The TDCC endeavors to ensure that the philosophy and operation of our compensation program reinforces our culture and values, creates a balance between risk and reward, attracts, motivates, and retains executives over the long-term and promotes the closer alignment of their interests with those of our shareholders. The TDCC strives to provide total compensation relating to the President and CEO, the other named executive officers and all other employees at the Vice President level and above reporting directly to the President and CEO, that is fair, reasonable and achieves the objective described above. Our executive compensation program includes significant performance-based components, in the form of a short-term annual incentive award and performance-based restricted stock units, as well as a substantial emphasis on “at-risk,” equity-based long-term incentives. Please read the Compensation Discussion and Analysis, together with the related compensation tables and narrative disclosure below, for a detailed explanation of our executive compensation program and practices.
In 2024, more than 93% of the votes cast approved of our executive compensation program on an advisory basis. In view of this strong show of support for our compensation programs, we did not undertake any significant revisions in response to the vote outcome. We will continue to review our compensation practices and alignment with market and best practices. For more information regarding our executive compensation program, see “Executive Compensation—Compensation Discussion and Analysis—Consideration of Last Year’s Say-on-Pay Vote,” beginning on page 27 of this Proxy Statement.
    The Board is asking our shareholders to vote “FOR” the following non-binding resolution:
“Resolved, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis and the related compensation tables and narrative disclosure, in the Proxy Statement is hereby approved on an advisory basis.”
The approval of this proposal requires the affirmative vote of a majority of the votes cast by the shareholders. Abstentions and broker non-votes will have no impact on the outcome of this matter. As an advisory vote, the result will not be binding on the Board; however, the TDCC, which is comprised solely of independent directors, will consider the outcome of the vote when evaluating the effectiveness of our compensation policies and practices.

EXECUTIVE OFFICERS
The following table provides information regarding our executive officers as of March 21, 2025:

Name	Age	Principal Position
Peter Lau	45	President and Chief Executive Officer
Matthew Horwath	41	Senior Vice President and Chief Financial Officer
Phillipe Delnick	55	Senior Vice President, Global Sales

For the biography of Mr. Lau, please see the section titled “Nominees for Election at the Annual Meeting”.
Matthew Horwath was appointed as our Senior Vice President and Chief Financial Officer of the Company in January 2024. Mr. Horwath joined FARO in May 2017 and previously served as our Vice President of Finance from July 2021 to January 2024, prior to which he led FARO’s financial reporting, technical accounting and tax team. Prior to FARO, Mr. Horwath’s background included public accounting at Ernst & Young LLP and corporate accounting positions at Winn-Dixie Stores, Inc. Mr. Horwath is a licensed Certified Public Accountant in the state of Florida and holds a Master of Accountancy degree from the University of North Florida and a Bachelor of Business Administration degree with a major in accounting from the University of Central Florida.
Phillipe Delnick has served as our Senior Vice President, Global Sales since October 2024. Prior to joining us, Mr. Delnick was an executive at Ingersoll Rand, a global provider of mission-critical flow creation and life sciences and industrial solutions, where he has served in various sales leadership roles from February 2011 to December 2023. Over his long career with Ingersoll Rand, Mr. Delnick most recently served as Vice President, Americas – Power Tools, Lifting, and Enterprise Accounts from April 2023 to December 2023, Vice President, Americas – Power Tools, Lifting, and Global Material Handling from June 2020 to April 2023, Vice President – Global Material Handling from April 2018 to May 2020 and other sales executive leadership roles since February 2011. Prior to his sales leadership roles, Mr. Delnick was a General Manager at Ingersoll Rand for their Industrial Technologies (Canada) group from January 2009 to January 2011 and their Ontario Air Centers from April 2005 to January 2011. Mr. Delnick attended York University in Toronto.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
    This section describes our executive compensation program relating to our Named Executive Officers (“NEOs”), including the objectives and principles that comprise our executive compensation program, the compensation decisions made under such program and the factors considered in making those decisions. Our compensation program is administered by our Talent Development and Compensation Committee (“TDCC”). The objective of our compensation program is to compensate our NEOs in a manner that: (i) links our executive officers’ compensation to the achievement of business objectives and financial goals; (ii) aligns our executive officers’ interests with those of our shareholders; (iii) recognizes individual contributions; and (iv) attracts, motivates and retains highly talented executives. As described more fully in this Compensation Discussion and Analysis section, our executive compensation program is designed to align with the interests of our shareholders as it is heavily weighted toward long-term Company performance.
Our NEOs for 2024 were the following: our President and Chief Executive Officer, Senior Vice President and Chief Financial Officer, Senior Vice President, Global Sales, Executive Chairman, Former Chief Financial Officer, and Former Senior Vice President of Sales:

Name*	Title
Peter Lau	President and Chief Executive Officer
Matthew Horwath	Senior Vice President and Chief Financial Officer[1]
Phillipe Delnick	Senior Vice President, Global Sales[2]
Yuval Wasserman	Executive Chairman[3]
Allen Muhich	Former Chief Financial Officer[4]
Jeff Sexton	Former Senior Vice President of Sales[5]
*Our NEOs constitute all of the individuals who provided services to us as executive officers during 2024.
1Mr. Horwath replaced Mr. Muhich as our Chief Financial Officer on January 16, 2024.
2Mr. Delnick was appointed our Senior Vice President Global Sales on October 21, 2024.

3Mr. Wasserman was appointed as our Executive Chairman on May 3, 2023, and returned to his regular role of (non-executive) Chairman of the Board on April 14, 2024.
4Mr. Muhich was our Chief Financial Officer through January 15, 2024.
5Mr. Sexton was our Senior Vice President of Sales through September 6, 2024.

Changes in Executive Leadership
Mr. Wasserman, who was appointed as our Executive Chairman on May 3, 2023, returned to his regular role of (non-executive) Chairman of the Board on April 14, 2024.
On January 16, 2024, Mr. Muhich ceased serving as our Chief Financial Officer and remained at the Company in an advisory role through April 1, 2024. Mr. Horwath was appointed as Senior Vice President and Chief Financial Officer of the Company effective January 16, 2024.
On September 6, 2024 Mr. Sexton voluntarily terminated his employment with the Company. As a result of Mr. Sexton voluntarily terminating his employment with the Company, he was not eligible for benefits under Company’s Key Executive Change in Control and Severance Plan. Mr. Delnick was appointed as Senior Vice President, Global Sales on October 21, 2024.
Performance Summary
FARO has a 40-year legacy of enabling customers to digitize the physical world through the use of 3D capture technology to increase productivity and reduce cost. We have embarked on a renewed commitment to our heritage of delivering best in class 3D capture devices that is augmented by software that allows our customers to quickly process data and enable collaboration. Our broad solutions range from ultra-high accuracy laser-scanner-based products to lower accuracy, photogrammetry-based technology and are used by a diverse range of sectors including manufacturing, surveying, architecture, engineering and construction, public safety analytics and other industries. The FARO brand is synonymous with innovation, and in 2024 we launched the following products:

•FARO Quantum X FaroArm® Series is part of our portfolio of portable measurement arms, offering an increase in accuracy over comparable previous generation models.
•FARO Focus portfolio was renewed and now offers different models which allow the customer to choose the right tool for their application, including the Focus Premium Max with an exceptional range of 400m and the fastest scanning technology with Flash.
•FARO Orbis™ Premium delivers mobile scanning with a higher resolution camera and an IP54 rating for rugged conditions, capturing vivid and quality images for point cloud colorization.
•Our desktop software offering including FARO CAM2®, FARO SCENE, FARO Zone was updated with new features for better/faster/smarter processing of 3D data.
•Sphere XG, our next generation cloud platform, utilizing legacy intellectual property and technology acquired through recent acquisitions, that offers unified data integration through cloud-based services, desktop applications, and mobile applications.

2024 marked a pivotal turnaround year for FARO. Despite macroeconomic headwinds which impacted topline revenue growth, Adjusted EBITDA* of $39.6 million in 2024 increased $36.9 million compared to 2023. The Company grew non-GAAP gross margins over 800 basis points and EBITDA margins nearly 1,100 basis points driven by execution of the Company’s strategy. The Company reported $31 million of cash flow from operations and demonstrated consistent operational excellence with positive cash flow from operations each quarter for the first time in over a decade. Additionally, the Company demonstrated the effective allocation of capital through the execution of $10 million of stock repurchases at an average price of $16.99 and $3 million of convertible debt principal at an average purchase price of 88% of par. The Company maintained a strong balance sheet exiting the year, and as of December 31, 2024, with cash, cash equivalents, and short-term investments of $98.7 million, $72.3 million of debt, or a net cash position of $16.4 million. We believe our compensation reflects this strong financial performance.
* Note: Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) and non-Generally Accepted Accounting Principals (“GAAP”) gross margins are non-GAAP financial measures. Reconciliations of Adjusted EBITDA and non-GAAP gross margins to the most directly comparable GAAP financial measures are provided in Appendix A to this proxy statement.

Consideration of Last Year’s Say-on-Pay Vote
On an annual basis, the compensation of our NEOs is submitted to our shareholders for a non-binding advisory vote (“Say on Pay”). In 2024, more than 93% of the votes cast approved of our executive compensation program on an advisory basis. In view of this strong show of support for our compensation programs, we did not significantly revise our compensation programs. We will continue to review our compensation practices and alignment with market and best practices.
EXECUTIVE COMPENSATION FRAMEWORK

EXECUTIVE COMPENSATION PHILOSOPHY AND PRINCIPLES
Our executive compensation program is designed to attract, retain and motivate highly qualified executives to achieve our overall business objectives, and to align our executives’ interests with those of our shareholders. We achieve this through a set of underlying principles that inform the design and operation of our executive compensation program. We believe our 2024 compensation practices demonstrated our commitment to these principles in the face of a challenging environment. The following provides some highlights of our compensation program features and the sound governance practices we maintain:

Pay-for-performance
✓ A majority of compensation is variable and at-risk
✓ Tie incentives to performance against financial goals
✓ Use quantifiable and measurable performance metrics and goals that are clearly disclosed
✓ Provide significant upside potential and downside risk based on performance

Set pay in-line with market practices	✓ Conduct competitive market based total compensation benchmark analysis against similarly sized industrial companies for comparable positions
Align interests with our stakeholders
✓ Design programs that discourage unnecessary or excessive risk-taking
✓ Cap payout opportunities under the incentive plans
✓ Require multi-year vesting periods for equity awards
✓ Reward long-term financial results that drive value creation through a balanced equity mix
✓ Operate meaningful share ownership guidelines
✓ Maintain a pay recoupment (i.e., clawback) policy
✓ Prohibit insider trading, hedging and pledging of Company stock
✓ Engage with shareholders on executive compensation matters
✓ Engage an independent compensation consultant to provide analysis and advice
✓ Conduct an annual say-on-pay vote

Avoid poor governance practices
✓ No tax gross-ups on any change-in-control benefits
✓ No single-trigger accelerated vesting on a change-in-control (double-trigger provisions)
✓ No guaranteed compensation or guaranteed increases
✓ No excessive perquisites
✓ No dividends paid on unvested restricted share units or performance share units until such awards vest

KEY ELEMENTS OF EXECUTIVE COMPENSATION
Consistent with our compensation philosophy, the majority of our NEOs’ target total direct compensation (which consists of base salary, annual incentive target, and long-term incentive target) in 2024 was variable and at-risk. Mr. Lau’s target total direct compensation as CEO for 2024 was heavily weighted toward long-term performance with performance goals aligned with our shareholder’s interests. Approximately 17% of Mr. Lau’s target total direct compensation for 2024 was in base salary, 17% was based on annual performance metrics and the remaining approximately 66% was weighted toward long-term equity performance and time-based awards as described below. In addition, all equity compensation granted to our NEOs in 2024 was allocated 40% to time-based awards and 60% to performance-based awards, driving a stronger connection between pay for performance and consistent with our compensation philosophy.

2024 Annualized CEO Compensation for Mr. Lau
Cash Compensation		Equity Compensation
$600,000	$600,000	$1,380,000	$920,000
Annual Salary 17% of Target Total Direct Compensation	Annual Short-Term Incentive Plan (“STIP”) 17% of Target Total Direct Compensation	Long-Term Incentive Plan (“LTIP”) Performance-Based Award 39.5% of Target Total Direct Compensation	LTIP Time-Based Award 26.5% of Target Total Direct Compensation

Key Elements of Executive Compensation

Component	Purpose	Performance Alignment
Base Salary	Recognize role scope, skills required, performance, contribution, leadership, and potential	Individual performance taken into account when considering changes
Short-term Incentive	Tie compensation to the successful execution of our operating plan and strategic goals	Opportunity of 0%-200% of target based on performance Based on performance against three financial metrics tied to our strategic priorities of Revenue, Pre-STIP EBITDA and Management Free Cash Flow
Long-Term Incentive Equity Awards	Attract, retain and motivate executive talent; promote closer alignment of interests with our shareholders and value realization with stock price; drive accountability for long-term performance
Time-based restricted share unit (“RSU”) awards (40%)
Performance-based RSU awards (“PRSUs”) (60%)

PRSUs vest based upon relative performance of FARO share price when compared to the Russell 2000 Index companies over a three-year period.

Payout goals are set to drive pay for performance, with the threshold set at 25th percentile of Relative Total Shareholder Return (“TSR”), target set at 55th percentile TSR and maximum payout set at 80th percentile TSR.

EXECUTIVE COMPENSATION SETTING PROCESS
The TDCC, which is comprised of independent directors, develops, amends and approves our executive compensation program. To ensure the executive compensation program is effective and reasonable, the TDCC uses a variety of inputs including the results of our annual say-on-pay vote, feedback from shareholders, the advice of its independent compensation consultant relating to market practices, and input from the Chairman of the Board and the Chief Executive Officer.

ROLES IN DETERMINING EXECUTIVE COMPENSATION
Talent Development and Compensation Committee
•Develop, amend and approve our executive compensation program to remain consistent with our values and philosophy, support the recruitment and retention of executive talent, and help achieve business objectives.
•Determine and approve the appropriate level of compensation for all executive officers, other than the CEO.
•Determine and approve short-term and long-term incentive plan targets for all executive officers, other than the CEO.
•Evaluate CEO individual performance and recommend CEO compensation to the independent Board of Directors.
•Review talent development and succession plans for the CEO and other executive officer roles, and make recommendations to the independent Board of Directors regarding the appointment of the executive officers.
•Approve the independent compensation consultant’s fees and terms of the engagement.
Independent Directors of the Board
•Review and approve CEO compensation, and annual and long-term corporate goals relevant to CEO compensation.
•Review and approve talent development and succession planning recommendations for all executive officer roles.
Chief Executive Officer
•Evaluate performance for the executive officers other than himself, and make compensation recommendations to the TDCC for the executive officers other than himself.
Independent Compensation Consultant
•Inform the TDCC of market trends, developments in executive compensation, and provide recommendations for appropriate adjustments to the Company’s compensation programs, policies, and practices in-line with our business and talent strategies, and investor expectations.
•Analyze the prevailing executive compensation structure and plan designs, and assess the competitiveness of our compensation program in the context of aligning executive officer interests with those of our shareholders.
•Test the incentive plan performance goals to ensure appropriate rigor and alignment with shareholder interests.
USE OF AN INDEPENDENT COMPENSATION CONSULTANT
The TDCC is authorized to engage the services of outside advisors, experts, and others to assist in performing its duties. To assist with our 2024 executive compensation program, the TDCC continued to engage Compensia as its compensation consultant. Other than the services it provided to the TDCC, Compensia did not provide any services to the Company during fiscal 2024. The TDCC considered and assessed all relevant factors that could give rise to a potential conflict of interest with respect to the work performed. Based on this review, the TDCC determined that Compensia is independent of the Company and its management and did not identify any conflict of interest. As provided by the TDCC’s charter, the Company provides appropriate funding for payment of reasonable compensation to any compensation consultant retained by the TDCC.

USE OF MARKET DATA
The TDCC engages the independent compensation consultant to undertake an annual review of the compensation peer companies that are used to provide insight into market competitive pay levels and practices. In partnership with our independent compensation consultant, the TDCC established a robust process to appropriately assess the relevance of different companies in the context of making compensation comparisons. As with prior years, an established process was used to assess the peer group composition and to establish the companies comprising the 2024 peer group. Set forth below were the various factors used to select our 2024 peer group:

U.S. Traded Companies	Companies traded on U.S. stock exchanges that will disclose compensation levels and design practices for their named executive officers

Similar Business Models	Companies that operate in similar business models, requiring similar skills and experiences from their executive talent, and being subject to similar market forces

Size (Revenue Within 0.5x-2x Range)	Companies of a broadly relevant revenue size as an indicator of complexity and scope for executive roles; companies that are of a reasonable revenue size for making market comparisons

Market Cap (~0.33 to 3.0x range)	Companies with broadly similar market cap sizes as an indicator of company growth. This influences executive equity compensation levels.

Similar Industry	Companies that operate in the technology industry, again indicating executive talent with relevant skills and companies that are subject to similar market forces

Geographic Footprint	Companies with international revenue of at least 35% of their total revenue, indicating multi-national operations, the complexity that results in and the associated skills required by executives

Other Factors	Other factors that are relevant as it pertains to global business operations and executive talent, such as operations that emphasize technology

Based on this established process, the following companies were selected and comprise the peer group used to inform pay decisions with respect to 2024. Changes to the peer group for 2024 from the prior year were made to better align with the criteria described above and were primarily driven by industry alignment and financial comparability considerations.

Company	Ticker	Industry Description
3D Systems	DDD	Industrial Machinery & Supplies & Components
8x8, Inc.	EGHT	Application Software
A10 Networks Inc.	ATEN	Systems Software
American Software, Inc.	AMSWA	Application Software
Arlo Technologies	ARLO	Electronic Equipment & Instruments
Casa Systems	CASA	Communications Equipment
Cerence, Inc.	CRNC	Application Software
Everbridge	EVBG	Application Software
Iteris	ITI	Electronic Equipment & Instruments
LiveVox Holdings	LVOX	Application Software
Matterport	MTTR	Application Software
nLIGHT	LASR	Electronic Equipment & Instruments
PROS Holdings	PRO	Application Software
Rimini Street	RMNI	Application Software
Thermon Group Holdings, Inc.	THR	Electrical Components and Equipment
Upland Software, Inc.	UPLD	Application Software
Universal Electronics	UEIC	Consumer Electronics
Veeco Instruments Inc.	VECO	Semiconductor Materials & Equipment
Veritone	VERI	Application Software
Vishay Precision Group	VSH	Electronic Equipment & Instruments
Yext	YEXT	Application Software
The TDCC considers pay data from the compensation peer group as one of several reference points it uses to target total direct compensation. In using the data, the TDCC sets pay at a market competitive rate intended to balance the objectives of ensuring appropriate pay positioning in the market while enabling the Company to attract and retain high-performing talent in a competitive environment.
Given reliable proxy data are only consistently available for the CEO and CFO, the TDCC references general industry survey data using the same approach for these as well as all other roles. The variation of actual pay in comparison to any particular level of pay specific in the market data for a given role may result from the TDCC (or Board, as applicable) taking into consideration as it deems appropriate the executive officer’s performance, experience, knowledge, skill, level of responsibility, potential to impact our performance and future success, and our need to attract, retain and motivate strategic talent.

METRIC SELECTION AND GOAL SETTING
Central to our pay-for-performance philosophy is maintaining a disciplined goal-setting process that is used to determine both our annual and long-term incentive plan performance targets. Each year, management, the TDCC, and our independent compensation consultant spend meaningful time determining metrics, goal ranges, and the appropriateness of our incentive program thresholds, targets, and maximums.
For 2024, the TDCC reaffirmed its support of the fundamental aspects of our program’s design and approved updates to align with our global growth strategy. For our short-term incentive plan, we aligned the entire organization to one set of metrics that are aligned to our Annual Operating Plan and reward achievement of key business priorities. We selected Revenue, Pre-STIP Adjusted EBITDA and Management Free Cash Flow as the metrics for 2024 to focus management on growth, profitability and cash generation from the Company’s operations. Following the agreement of metrics, the TDCC established the performance goals and ranges associated with each metric. The desired approach is to set performance ranges that contain adequate stretch, but also fit within our risk framework so as not to encourage excessive risk taking. In setting performance goals and ranges, the TDCC and the Board took into account the following:

•Company’s historical and projected performance
•The associated compensation payout implicated by varying levels of performance
•Historical and projected performance and associated payout of compensation for select peer group companies
•Our annual plan and external macro-economic factors impacting our business.
Compensation Decisions
In July 2023, after successfully hiring Mr. Lau as the Company’s new President and Chief Executive Officer, the Company offered the opportunity and Mr. Wasserman agreed to continue as Executive Chairman through April 2024 and provide additional transitional assistance to Mr. Lau for additional compensation consisting of (a) $100,000 in cash and $500,000 in RSUs to be paid and granted, respectively on July 25, 2023, (b) $100,000 in cash and $400,000 in RSUs to be paid and granted, respectively on November 1, 2023 and (c) $100,000 in cash and $300,000 in RSUs to be paid and granted, respectively on February 1, 2024. All of the RSUs granted to Mr. Wasserman vest over one year, consistent with the vesting schedule for his equity retainer for his Board service.
In addition, the Company entered into a transition and separation agreement with Mr. Muhich on January 12, 2024 (the “Effective Date”), in connection with Mr. Muhich’s transition from the Company. Mr. Muhich served as Chief Financial Officer until January 16, 2024, and then ceased to serve in such role but continued to serve the Company as a strategic advisor/employee until April 1, 2024. On January 16, 2024 Mr. Horwath was promoted and appointed to the role of SVP & CFO. Mr. Horwath received a base pay adjustment when he transitioned to the role and his base pay was set at $385,000, between with the 25th and 50th percentile of the market. In addition, Mr. Horwath was provided a target annual bonus of 65% of base salary and awarded an RSU grant with a total target value of $800,000 with a grant date of March 1, 2024, to ensure his total compensation was positioned between 25th and 50th percentile of the market. These RSUs were awarded as a combination of performance and time-vesting RSUs in a ratio of 60% and 40%, respectively. The time-vesting RSUs awarded to Mr. Horwath vest one-third on each of the first, second and third anniversaries of the grant date, subject to his continued service with the Company through each such date. 100% of the performance RSU grant will vest on the third anniversary of the grant date, subject to Mr. Horwath’s continued service with the Company through such date and the achievement of TSR performance over a 3 year period as provided in the grant agreement. Mr. Horwath is eligible to participate in the Company’s Executive Change in Control and Severance Plan.
On September 6, 2024, Mr. Sexton voluntarily terminated his employment with the Company. As a result of Mr. Sexton voluntarily terminating his employment with the Company, he was not eligible for benefits under Company’s Key Executive Change in Control and Severance Plan, and the Company had no financial obligations to Mr. Sexton subsequent to his departure. Mr. Delnick was appointed as Senior Vice President, Global Sales on October 21, 2024. Mr. Delnick’s Offer Letter was filed as Exhibit 10.30 of our Annual Report on Form 10-K as filed with the SEC on February 24, 2025. Mr. Delnick was provided a base salary of $300,000 to position his salary between the 25th and 50th percentile of the market. In addition, Mr. Delnick was provided a target annual bonus of 60% of base salary and awarded a new hire RSU grant with a total target value of $300,000 with a grant date of November 1, 2024. These RSUs were awarded as a combination of performance and time-vesting RSUs in a ratio of 60% and 40%, respectively. The time-vesting RSUs awarded to Mr. Delnick vest one-third on each of the first, second and third anniversaries of the grant date, subject to his continued service with the Company through each such date. 100% of the performance RSU grant will vest on the third anniversary of the grant date, subject to Mr. Delnick’s continued service with the Company through such date and the achievement of the TSR performance over the 3 year period as provided in the grant agreement. Mr. Delnick is eligible to participate in the Company’s Executive Change in Control and Severance Plan. Additionally, Mr. Delnick was provided $100,000 relocation assistance subject to certain conditions.
Base Salary:
Following a review of compensation in 2024, Mr. Lau did not receive an increase to his base pay. Mr. Lau’s base pay, upon hire, was set between the 25th percentile and 50th percentile of the amounts provided by companies in our peer group in alignment with our executive compensation philosophy. For his Executive Chairman role through April 14, 2024, in 2024 Mr. Wasserman received a $100,000 cash payment. Mr. Horwath received a base pay adjustment when he transitioned to the role and his base pay was set at $385,000, which positioned his base pay between the 25th and 50th percentile of the market. Mr. Delnick was provided a base pay of $300,000, which positioned his base pay between the 25th and 50th percentile of the market. Mr. Muhich and Mr. Sexton each received the same base salary in 2024 as in 2023.
The base salaries and percentage increases of our named executive officers are as follows:

Name*	2023 Target Annual Base Salary	2024 Target Annual Base Salary		% Increase (Decrease) from 2023
Mr. Lau	$600,000	$600,000		—%
Mr. Horwath	$243,984	$385,000	**	58%
Mr. Delnick	N/A	$300,000	**	N/A
Mr. Muhich	$452,633	$452,633	**	—%
Mr. Sexton	$330,000	$330,000	**	—%
*Mr. Wasserman is not included in this table because he did not receive a base salary in 2024.
**Represents annualized amount. The amounts actually received were prorated for partial year of service in 2024.

Short-Term Incentives
The management team, including the executive officers, participates in the STIP. The STIP is intended to reward performance for the achievement of short-term financial goals set by the TDCC each year. Award opportunities are positioned relative to the competitive market for comparable jobs. The STIP places a significant portion of total cash compensation at risk, thereby aligning executive rewards with financial and strategic results.

Financial: Annual Revenue (33.3%) + Management Free Cash Flow (33.3%) + Pre-STIP Adjusted EBITDA (33.3%)	=	Company Multiplier* (100%)	x	Individual STIP Target Amount	=	Individual Payout Amount
*Company multiplier is capped at 200%.

In December 2023, the TDCC approved the 2024 STIP performance measures and their associated goals. Both financial and strategic measures were used to reinforce business priorities.

Metric	Weight	Why it Matters
Revenue	33.3%	Aligns annual organic revenue growth resulting from strong sales execution, product and innovation investments, and market share gains to broadly comparable companies subject to similar external market and economic factors.

Management Free Cash Flow[1]	33.3%	Aligns annual free cash flow resulting from effective and efficient execution of our operating plan, including cash flow from operations, adjusted for the impact of restructuring and similar non-operating spend, working capital efficiencies and other capital allocations to broadly comparable companies subject to similar external market and economic factors.
Pre-STIP Adjusted EBITDA[2]	33.3%	Aligns with the Company’s strategy on improved operating performance. This metric excludes non-recurring items, allowing for better comparability of operating model.

1 Management Free Cash Flow is defined as Adjusted EBITDA, less capital expenditures, plus/minus change in working capital (excluding Fx, income taxes payable and accrued restructuring or other GAAP only items).
2 Pre-STIP Adjusted EBITDA is defined as EBITDA adjusted for Other expense, net, Stock-based compensation, Restructuring and other costs, and accrued STIP liability.

2024 STIP Performance

Throughout 2024 we aggressively pursued a multi-faceted growth strategy focusing on investing in organic revenue growth programs to support sustainable topline growth over the longer term business cycle and continue executing on improving our profitability and balance sheet through cost optimization, operational efficiencies, and financial rigor in every facet of our business. We fell short of our revenue growth threshold due to a challenging macroeconomic environment, which resulted in a 0% payout for the revenue component of STIP. However, through execution on improving our profitability the Management Free Cash Flow metric funded at 108% and Pre-STIP Adjusted EBITDA funded at 111%.
As a result, the Company payout multiplier for the plan in 2024 was 73%.

STIP Performance Metric	Threshold (in million)	Target (in million)	Maximum (in million)	Actual* (in million)	Weighting	Weighted Payout Multiplier
Revenue	$350.0	$370.0	$400.0	$342.4	33.3%	—%
Management Free Cash Flow	$21.0	$34.0	$50.5	$35.3	33.3%	108%
Pre-STIP Adjusted EBITDA	$29.0	$42.0	$61.5	$44.1	33.3%	111%
* Management Free Cash Flow is calculated as Adjusted EBITDA, less capital expenditures, plus/minus change in working capital (excluding Fx, income taxes payable and accrued restructuring or other GAAP only items.). Pre-STIP Adjusted EBITDA is calculated as EBITDA adjusted for Other expense, net, Stock-based compensation, Restructuring and other costs, and accrued STIP liability
Achievement of a performance metric at the threshold level would result in a company payout multiplier of 33.3% for such metric and achievement below such threshold would result in no amount becoming payable with respect to that metric. Achievement of a performance metric at the maximum level or greater would result in a company payout multiplier of 200% for such metric. Achievement of a performance metric between the threshold and target levels or target and maximum levels would result in a multiplier, determined based on linear interpolation, for that metric.
Annual short-term cash incentive opportunities are expressed as a percentage of each participant’s base salary. The target award opportunities for Messrs. Lau, Horwath, Delnick and Sexton in 2024 were 100%, 65%, 60% and 60% of their respective annual base salaries. However, Mr. Sexton was no longer 2024 STIP eligible after he voluntarily terminated his employment with the Company on September 6, 2024. Mr. Muhich was employed by the Company through April 1, 2024 but was not 2024 STIP eligible. Mr. Wasserman was not eligible for 2024 STIP. Mr. Delnick’s bonus payout was prorated based on his start date of October 21, 2024.

Name*	Target Award Opportunity (% Base Salary)	Target Opportunity	2024 Payout Multiplier	2024 Annual Incentive Award
Mr. Lau	100%	$600,000	73%	$438,000

Mr. Horwath(1)	65%	$250,250	73%	$182,683
Mr. Delnick	60% (12% after proration)	$35,507	73%	$25,920
(1)Mr. Horwath’s 2024 annual incentive target opportunity was based on his salary as of 12/31/2024.
*Mr. Wasserman is not included in this table because he was not eligible for an annual short-term cash incentive award in his role as Executive Chairman.
**Mr. Muhich and Mr. Sexton are not included in this table because they did not receive a payout for 2024 STIP.
Long-Term Incentives:
Another key element in the compensation of our executive team is long-term equity awards, which tie a significant portion of compensation to the Company’s performance over time. In 2024, we granted a mix of 40% time-based RSUs (“TRSU”) and 60% performance-based RSUs (“PRSU”) as long-term incentive awards to our NEOs. This mix reflects our emphasis on aligning pay with performance. In combination, we believe these grants provide a balanced focus on sustainable long-term shareholder value creation and retention of key executives in the interests of our collective stakeholders. They are also reflective of market practice within our compensation peer group. The total target grant value is established using market data to determine a competitive rate intended to balance the objectives of ensuring appropriate pay positioning in the market while enabling the Company to attract, recruit and retain high-performing talent in a competitive environment.

2024 Equity Grants
For the 2024 equity grants, the TDCC (or in the case of our CEO, the TDCC recommended and the Board) established the long-term equity award values for Mr. Lau, Mr. Horwath, Mr. Delnick and Mr. Sexton based on recommendations from Compensia, individual performance, retention consideration and market data. The PRSUs granted in 2024 vest at the end of three years based upon achievement of the Company's relative total shareholder return (“TSR”) compared to the TSRs of the companies in the Russell 2000 Index during the performance period, which for the grants made to Mr. Lau, Mr. Horwath and Mr. Sexton was from March 1, 2024 to March 1, 2027, and for Mr. Delnick from November 1, 2024 to November 1, 2027 (the “Relative TSR”).Relative TSR was chosen as the performance metric because it promotes closer alignment of the interested of our NEOs with those of our shareholders while requiring superior stock performance over the performance of our peers. The Relative TSR required to be achieved under the PRSUs and the corresponding portion of the PRSUs that would become eligible to vest based on Relative TSR percentile achievement are as follows:

Relative TSR	Max	Target	Threshold	Below Threshold
Percentile Rank	80th & above	55th	25th	Below 25th
Payout Percentage if TSR is Positive	200%	100%	25%	0%
Payout Percentage if TSR is Negative	100%	100%	25%	0%
Mr. Muhich was not awarded an LTIP award in 2024 as he was transitioning from the organization. Mr. Horwath’s grant values were higher than last year’s in order to bring his target total direct compensation closer to market competitive levels for the CFO role. The increase in grant value, as seen in the Summary Compensation Table for 2024 is supported by market data, and shows target direct compensation for 2024 is within the 25th percentile to 50th percentile of market range as represented by our peer group. The time-vesting RSUs (“TRSUs”) vest in equal installments over three years based on continued employee through the applicable vesting dates.
The following TRSUs and PRSUs were granted in relation to the 2024 annual equity grant:

Name	Grant Date	TRSUs	PRSUs
Mr. Lau	3/1/2024	41,348	62,022
Mr. Horwath	3/1/2024	14,382	21,573
Mr. Delnick	11/1/2024	6,610	9,915
Mr. Wasserman[1]	2/1/2024	13,749	—
Mr. Muhich[2]	N/A	—	—
Mr. Sexton[3]	3/1/2024	10,787	16,180
1Mr. Wasserman’s time-based grants have a 1-year vesting requirement, in alignment with his Board grants.

2Mr. Muhich was not awarded a grant in 2024 as he transitioned out of his role on January 14, 2024.
3Mr. Sexton’s 2024 grant was forfeited upon voluntary termination.
Prior Year PRSUs Earned During 2024
During 2024, our NEOs did not earn any PRSUs granted in prior years as the minimum level of achievement of the performance targets for such awards, described above in the Company’s long-term incentive program, were not met.
Other Compensation Elements
Severance Arrangements
As part of our CFO transition in January 2024, we entered into a Transition and Separation Agreement with Mr. Muhich, our former CFO, which was filed with the SEC in a Current Report on Form 8-K dated January 16, 2024. In accordance with such agreement, Mr. Muhich received a payment of severance benefits pursuant to the Executive Severance Plan (as defined and described below).
As a result of his voluntary termination of employment, Mr. Sexton was not entitled to payment of severance benefits under the Executive Severance Plan.
Since 2022, we have also maintained the FARO Technologies, Inc. Key Executive Change in Control and Severance Plan (the “Executive Severance Plan”). This plan provides eligible employees determined by the TDCC, to the extent severance is not otherwise covered by an individual employment agreement, severance benefits in the event they are involuntarily terminated by us other than for cause or as a result of his or her death or disability. Each of our NEOs was a participant in the Executive Severance Plan during 2024.
Severance plays an important role in attracting, motivating and retaining highly talented executives, and the Board and TDCC consider maintaining an effective management team to be essential in protecting the best interests of the Company and its shareholders. We believe the Executive Severance Plan is consistent with our overall compensation objectives and that our severance arrangements are critical toward achieving our objectives of attracting and retaining key talent to our management team. These severance arrangements also provide severance benefits upon a qualifying termination of employment in connection with a change in control of the Company. It is expected from time to time, that we would consider the possibility of an acquisition by another company or other change in control event. We recognize that the occurrence or possibility of such a transaction could be a distraction to the NEOs and could cause the individual to consider alternative employment opportunities. We believe that it is important to provide these individuals with severance, payable upon a qualifying termination in connection with our change in control, notwithstanding the occurrence, possibility or threat of a change in control, provide them with an incentive to maximize our value in connection with a change in control for the benefit of our shareholders, and provide them with enhanced financial security.
These severance arrangements generally do not affect the determination of our NEOs’ key elements of compensation. To ensure that our severance arrangements, including in connection with a change in control of the Company, continue to remain consistent with our compensation philosophy and current market practices, the Board and TDCC periodically may review these arrangements.
Executive Benefits and Perquisites
We provide limited perquisites and personal benefits to our NEOs, including, among other items, and from time to time, relocation and temporary housing expense benefits for newly hired executive officers. We do not provide pension arrangements, post-retirement health coverage, or similar benefits for our executives.
Our NEOs participate in our Vice President and Above Life Insurance Plan (the “Life Insurance Plan”) and Executive Long-Term and Short-Term Disability Plans. Under the Life Insurance Plan, we pay all required premiums for life insurance on executive officers, which include our NEOs. Our NEOs also have a life insurance benefit of three (3) times their annual salary up to a maximum benefit of $750,000. After age 65, benefits are reduced as follows:
•35% reduction after the age of 65;
•an additional 25% of the original amount at the age of 70; and
•an additional 15% of the original amount at the age of 75.
Our Long-Term Disability Plan is intended to replace a reasonable amount of an executive officer’s income upon disability. The plan provides a total benefit in the event of a qualifying disability of up to 60% of pre-disability income, with a maximum benefit of $15,000 per month paid up until the age of 65 or longer (depending on when the participant becomes disabled). Further, the Company offers additional individual disability insurance ("IDI") that provides incremental benefit above the aforementioned maximum benefit of the Company's Long-Term Disability Plan to 66.67% of an enrolled executive's pre-tax base salary, up to a combined total maximum monthly benefit of $30,000 per month.
Our Short-Term Disability Plan is intended to compensate employees for shorter periods of time away from work. In 2023, the Company implemented an employer-paid plan for all employees. The plan covers executives up to 70% of weekly earnings up to a maximum amount of $3,500 per week.
Our NEOs also participate in various health and welfare programs generally available to all employees. All employees, including our NEOs, who participate in our 401(k) plan are eligible to receive a 100% match on the first 1% of compensation deferred and a 50% match on each additional dollar of compensation deferred, up to a maximum of 6% of their compensation, not to exceed the maximum allowed by the Internal Revenue Service.
Other Policies
Equity Grant Policy
We adopted an equity award grant policy to (i) grant equity incentives for current employees annually on the later to occur of (a) the date the award is approved and (b) the second business day following the filing of our Annual Report on Form 10-K, which usually occurs in late February or early March of each year, and (ii) grant equity incentives for newly hired individuals granted on the first day of the month following the later of their respective date of hire or the date the award was approved. In an effort to mitigate the effect of short term fluctuations in our stock price, in October 2023 we amended our equity award grant policy such that the number of shares of RSUs or PRSUs to be issued is calculated by dividing the U.S. dollar value of the approved award by the average closing market price on the NASDAQ Global Select Market of a share of the Company’s common stock over the 30 trading days prior to the grant (including the closing price on the grant date). The TDCC does not take into account material nonpublic information in determining the timing and terms of equity-based awards, and we have not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
Corporate Tax and Accounting Considerations
Under Section 162(m) of the Code, compensation paid to our NEOs and certain other covered employees in excess of $1 million per year is not deductible to us. The TDCC considers tax deductibility when making executive compensation decisions, but reserves the right to award compensation that is not fully tax deductible when viewed as necessary to accomplish other compensation program objectives. The TDCC believes that our shareholders’ interests are best served if its discretion and flexibility in awarding compensation is not restricted, even though some compensation may result in non-deductible compensation expense.
Stock Ownership Guidelines
The TDCC has adopted stock ownership guidelines to directly align the interests of executive officers with the interests of our shareholders and to promote a long-term perspective in managing the Company. Under these guidelines, the President and CEO is required to own stock having a value equal to six times his annual base salary and the other executive officers are required to own stock having a value equal to three times their annual base salary. The ownership requirement may be satisfied through holdings of (i) shares of common stock owned directly; (ii) shares of common stock beneficially owned; (iii) shares underlying unsettled restricted stock units that are held or deferred; and (iv) shares underlying unexercised in-the-money options. The TDCC reviews on an annual basis on the last day of each fiscal year the status of each executive officer’s equity holdings relative to our stock ownership guidelines. The executive officers must meet these requirements within the fifth anniversary of his or her date of hire or promotion. As of December 31, 2024, all of our then-serving executive officers were in compliance with the policy or had additional time under the phase-in period to acquire the required stock.
Compensation Clawback Policy
The Board of Directors of the Company adopted the FARO Compensation Recovery Policy on October 24, 2023 with an effective date of December 1, 2023 (the “Clawback Policy”), all in accordance with the applicable listing rules of The Nasdaq Stock Market, Section 10D of the Exchange Act, and Rule 10D-1 promulgated thereunder. In the event of an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the securities laws, including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period, then the TDCC must determine what incentive-based compensation, if any, must be recovered from our Section 16 executive officers. If applicable, and subject to the terms of the Clawback Policy, the amount recoverable is the amount of incentive-based compensation received on or after October 2, 2023 that exceeds the amount of incentive-based compensation that otherwise would have been received had it been determined based on restated amounts. The Clawback Policy is fully compliant with the SEC’s final rule adopted on January 27, 2023. The Policy is in addition to the requirements of Section 304 of the Sarbanes-Oxley Act of 2002 that are applicable to the Company’s Chief Executive Officer and Chief Financial Officer, as well as any other applicable laws, regulatory requirements, rules, or pursuant to the terms of any existing Company policy or agreement providing for the recovery of compensation. We review our Clawback Policy periodically and will amend or update it as necessary to comply with the applicable regulations and any new requirements. The Clawback Policy applies to cash-based and equity compensation that is performance-based, not time-based) and replaces our prior clawback policy. The Clawback Policy is filed with the SEC as an exhibit to our Annual Report on Form 10-K.
Insider Trading Policy
The Board of Directors has adopted an Insider Trading Policy that governs the purchase, sale and other acquisitions or dispositions of our common stock by our directors, officers and employees. This policy is reasonably designed to promote compliance with insider trading laws, related SEC rules and regulations and the Nasdaq listing standards. In addition, it is the Company’s policy that the Company will not purchase or sell its common stock when it is aware of material nonpublic information. Our Insider Trading Policy also prohibits hedging and pledging, among other activities, of Company securities by our directors, officers, employees, consultants, contractors and advisors and their respective household members (collectively, “Covered Persons”), including any entities influenced or controlled by a Covered Person. None of our directors or executive officers have any shares that are pledged to third parties. Under our Insider Trading Policy, Covered Persons are prohibited from engaging in short-term trading, short sales, option trading, trading on margin, pledging Company securities as a collateral for a loan, or hedging transactions involving our securities. For the full Insider Trading Policy, please see Exhibit 19.1 of our Annual Report on Form 10-K as filed with the SEC on February 24, 2025.
Talent Development and Compensation Committee Report
The TDCC has the overall responsibility of evaluating the performance and determining or recommending to the full Board the compensation of the President and CEO and approving the compensation structure for the Company’s other executive officers. In fulfilling its responsibilities, the TDCC has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on such review and discussion, the TDCC recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement for the 2024 Annual Meeting for filing with the SEC, and incorporated by reference into our Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC on February 24, 2025.
Talent Development & Compensation Committee:
John Donofrio, TDCC Member (Chair)
Moonhie Chin, TDCC Member
Jeroen van Rotterdam, TDCC Member

The information contained in this report shall not be deemed to be “soliciting material” or “filed” with the SEC or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or incorporates it by reference into a document filed under the Securities Act of 1933, as amended (“Securities Act”), or the Exchange Act.

Summary Compensation Table for 2024
    The following table sets forth information concerning compensation paid to or earned by our named executive officers for the years ended December 31, 2024, and, if applicable, December 31, 2023, and December 31, 2022.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Peter J. Lau	2024	600,000	—	2,956,795	438,000	13,626	4,008,421
President and Chief Executive Officer	2023	253,846	300,000	5,655,598	60,720	8,727	6,278,891
Matthew Horwath Senior Vice President and Chief Financial Officer	2024	376,864	60,000	1,028,457	182,683	13,879	1,661,883
Phillipe Delnick Senior Vice President Global Sales	2024	51,923	—	381,067	25,920	682	459,592
Yuval Wasserman	2024	—	100,000	300,003	—	270,974	670,977
Executive Chairman*	2023	1	200,000	2,390,720	—	—	2,590,721
Allen Muhich	2024	123,604	—	—	—	470,780	594,384
Former Chief Financial Officer	2023	420,237	67,885	1,412,585	67,669	1,809	1,970,185
	2022	393,593	—	973,487	—	1,914	1,368,994
Jeff Sexton	2024	262,731	—	771,362**	—	8,248	1,042,341
Former Senior Vice President of Sales	2023	301,558	—	770,505	45,540	9,669	1,127,272
	2022	285,000	—	549,409	—	9,769	844,178
*Values in the All Other Compensation column for Mr. Wasserman reflect his compensation as the Chairman of the Board of Directors, as presented on page 20.
**Mr. Sexton’s 2024 grant was forfeited when he voluntarily terminated his employment with FARO.
(1)Reflects the grant date fair value of stock awards granted in the applicable year, determined in accordance with FASB ASC Topic 718. The assumptions used in the calculation of the grant date fair values of the PRSUs are included in Note 13 (“Stock Compensation Plan”) to our audited financial statements for the year ended December 31, 2024, December 31, 2023 and December 31, 2022 included in our Annual Report on Form 10-K respectively filed with the SEC on February 24, 2025, February 28, 2024 and February 15, 2023. For 2024, the amounts reported in this table include the grant date fair value of the PRSUs, assuming probable achievement. Assuming maximum achievement, the grant date fair value of the PRSU awards for each of Mr. Lau, Mr. Horwath and Mr. Delnick would have been $4,093,452, $1,423,818 and $528,271.
(2)The amounts shown in this column reflect the named executive officer’s annual short-term incentive or performance awards earned based on actual performance during the reported year but paid in the following year. The 2023 amounts for Mr. Muhich and Mr. Sexton were inadvertently omitted from the NEO’s 2023 compensation in our Definitive Proxy Statement on Schedule 14A filed in 2024.
(3)Includes for 2024:

	Short-Term Disability Premiums ($)	Long-Term Disability Premiums ($)	Life Insurance Premiums ($)	401(k) Match ($)	Severance	Total ($)
Mr. Lau	756	243	810	11,817	—	13,626
Mr. Horwath	754	241	809	12,075	—	13,879
Mr. Delnick	116	37	125	404	—	682
Mr. Wasserman	—	—	—	—	—	—
Mr. Muhich*	233	75	249	—	470,223	470,780
Mr. Sexton	553	178	592	6,925	—	8,248
*The Severance amount for Mr. Muhich includes one year salary and COBRA payment as referenced on Page 45.

Chief Executive Officer Pay Ratio
We are providing the following information about the relationship of the median of the annual total compensation of our employees other than our CEO and the annual total compensation of Mr. Lau, our current President and CEO. For 2024, our last completed year:
▪the median of the annual total compensation of our employee who represents our median compensated employee (other than our President and CEO) or the “median employee” was $62,568; and
▪the annual total compensation of Mr. Lau, our President and CEO, was $4,008,421.
Based on this information for 2024, the ratio of our President and CEO’s annual total compensation to the annual total compensation of our median employee was approximately 64:1. Our pay ratio estimate has been calculated in a manner consistent with Item 402(u) of Regulation S-K.
The median employee was identified by reviewing the base salary and wages paid during the 12-month period ending December 31, 2024, to all of our employees, excluding our CEO. All of our employees as of December 31, 2024, were included, whether employed on a full-time, part-time, seasonal or temporary basis. Adjustments were made to annualize the compensation of our full-time or part-time employees who were not employed by the Company for the entire year.
SEC rules allow us to select a methodology for identifying our median employee in a manner that is most appropriate based on our size, organizational structure and compensation plans, policies and procedures. After identifying the median employee based on base salary and wages, we then determined that median employee’s 2024 annual total compensation, including any equity grants, perquisites and other benefits, using the same methodology used to determine the annual total compensation of our President and CEO for purposes of the Summary Compensation Table. The total compensation of our median employee was determined to be $62,568. This total compensation amount for our median employee was then compared to the total compensation of our current President and CEO, from the amount disclosed above in the Summary Compensation Table. The elements included in the President and CEO’s total compensation are fully discussed above in the footnotes to the Summary Compensation Table. For the year ended December 31, 2024, the annual total compensation for our President and CEO, Mr. Lau, was $4,008,421.
The CEO pay ratio set forth above is a reasonable estimate, calculated in a manner consistent with SEC rules, based on the methodologies and assumptions described above. The SEC rules for identifying the median employee and determining the CEO pay ratio permit companies to use a wide range of methodologies, estimates, and assumptions. As a result, the CEO pay ratios that may be reported by other companies, which may have used other permitted methodologies or assumptions, and which may have a significantly different workforce structure from ours, might not be comparable to our CEO pay ratio.

2024 Grants of Plan-Based Awards
    The following table summarizes grants of plan-based awards made to each of the named executive officers during 2024:

Name	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	Grant Date Fair Value of Stock ($)(4)

		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Mr. Lau	—	150,000	600,000	1,200,000
	3/1/2024							41,348	910,069
	3/1/2024				15,506	62,022	124,044		2,046,726
Mr. Horwath		62,563	250,250	500,500
	3/1/2024							14,382	316,548
	3/1/2024				5,393	21,573	43,146		711,909
Mr. Delnick		45,000	180,000	360,000
	11/1/2024							6,610	116,931
	11/1/2024				2,479	9,915	19,830		264,136
Mr. Wasserman	2/1/2024							13,749	300,003

(1)Reflects possible payout opportunities under our short-term cash incentive award program. These amounts are possible payout opportunities.
(2)Reflects possible payout opportunities of performance-based RSUs granted under the 2022 Equity Incentive Plan, as described in the Compensation Discussion and Analysis under “Long-Term Incentives.”
(3)Reflects time-based RSUs granted under the 2022 Equity Incentive Plan, as described in the Compensation Discussion and Analysis.
(4)Determined pursuant to FASB ASC Topic 718. The assumptions used in the calculation of the grant date fair values of the PRSUs and TRSUs are included in Note 13 (“Stock Compensation Plan”) to our audited financial statements for the year ended December 31, 2024, included in our Annual Report on Form 10-K filed with the SEC on February 24, 2025.

Outstanding Equity Awards at 2024 Fiscal Year-End
    The following table sets forth information on outstanding stock awards held by the named executive officers as of December 31, 2024.

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares or Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan: Market or Payout Value of Unearned Shares or Units or Other Rights That Have Not Vested ($) (1)
Mr. Lau	72,473	(2)	1,837,915	—		—
	41,348	(3)	1,048,585
	—		—	163,064	(4)	4,135,303
	—		—	62,022	(5)	1,572,878
Mr. Horwath	655	(6)	16,611	—		—
	2,830	(7)	71,769	—		—
	5,264	(8)	133,495	—		—
	14,382	(9)	364,728	—		—
	—		—	655	(10)	16,611
	—		—	1,415	(11)	35,884
	—		—	21,573	(12)	547,091
Mr. Delnick	6,610	(13)	167,630	—		—
	—		—	9,915	(14)	251,444
Mr. Wasserman	13,749	(15)	348,675	—		—

(1)Based on the closing price of our common stock of $25.36 on December 31, 2024, the last trading day of the most recently completed year, as reported on Nasdaq.
(2)The TRSUs vest in three equal annual installments beginning July 24, 2024, subject to the executive’s continued employment through the applicable vesting date.
(3)The TRSUs vest in three equal annual installments beginning March 1, 2025, subject to the executive’s continued employment through the applicable vesting date.
(4)The PRSUs vest on August 2, 2026, contingent on meeting certain performance targets described in the Company’s long-term incentive program and the executive remaining employed with the Company through the vesting date.
(5)The PRSUs vest on March 1, 2027, contingent on meeting certain performance targets described in the Company’s long-term incentive program and the executive remaining employed with the Company through the vesting date.
(6)The TRSUs vest in three equal annual installments beginning March 14, 2023, subject to the executive’s continued employment through the applicable vesting date.
(7)The TRSUs vest in three equal annual installments beginning March 1, 2024, subject to the executive’s continued employment through the applicable vesting date.
(8)The TRSUs vest in three equal annual installments beginning December 1, 2024, subject to the executive’s continued employment through the applicable vesting date.
(9)The TRSUs vest in three equal annual installments beginning March 1, 2025, subject to the executive’s continued employment through the applicable vesting date.
(10)The PRSUs vest on March 14, 2025, contingent on meeting certain performance targets described in the Company’s long-term incentive program and the executive remaining employed with the Company through the vesting date.

(11)The PRSUs vest on March 1, 2026, contingent on meeting certain performance targets described in the Company’s long-term incentive program and the executive remaining employed with the Company through the vesting date.
(12)The PRSUs vest on March 1, 2027, contingent on meeting certain performance targets described in the Company’s long-term incentive program and the executive remaining employed with the Company through the vesting date.
(13)The TRSUs vest in three equal annual installments beginning November 1, 2025, subject to the executive’s continued employment through the applicable vesting date.
(14)The PRSUs vest on November 1, 2027, contingent on meeting certain performance targets described in the Company’s long-term incentive program and the executive remaining employed with the Company through the vesting date.
(15)The TRSUs vest on February 1, 2025, which is the first anniversary of the grant date, subject to Mr. Wasserman’s continued service to the Company.

Stock Vested in Fiscal Year 2024
    This table summarizes amounts received upon the vesting of RSUs for the named executive officers during the year ended December 31, 2024. None of our executive officers hold any stock options.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)(1)		Value Realized on Vesting ($)(1)
Mr. Lau	36,236	(2)	615,287
Mr. Horwath	5,745	(3)	136,599
Mr. Wasserman	174,719	(4)	3,145,820

(1)Value realized represents the closing price of our common stock on the vesting date multiplied by the number of shares vested.
(2)Reflects TRSUs granted to Mr. Lau in 2023 that vested in 2024. Upon the vesting of these TRSUs, 10,647 shares were withheld for taxes.
(3)Reflects TRSUs granted to Mr. Horwath in 2021, 2022 and 2023 that vested in 2024. Upon the vesting of these TRSUs, a total of (778, 175 and 645) 1,598 shares were withheld for taxes.
(4)Reflects TRSUs granted to Mr. Wasserman in 2023 that vested in 2024. Upon the vesting of these TRSUs, 63,055 shares were withheld for taxes.

Potential Payments Upon Termination or Change in Control
Key Executive Change in Control and Severance Plan. During 2024, we maintained the Key Executive Change in Control and Severance Plan (or “Executive Severance Plan”) in which each of our NEOs was a participant.
Under the Executive Severance Plan, if other than during the period beginning 90 days prior to and ending 12 months after our change in control (as defined in the Executive Severance Plan) (such period, the “CIC period”), a participant’s employment is terminated by the Company without Cause (as defined in the Executive Severance Plan) and not due to the participant’s death or disability, the participant will receive: (i) a lump sum cash payment of 100% of the participant’s base salary (200% in the case of Mr. Lau) and (ii) Company-paid or reimbursed payments of premiums for continued medical, dental and vision coverage under COBRA for up to 12 months. If during the CIC period, a participant’s employment is terminated (x) by the Company without Cause and not due to the participant’s death or disability, or (y) by the participant for Good Reason (as defined in the Executive Severance Plan), the participant will receive: (a) a lump sum cash payment equal to the sum of 100% of the participant’s base salary (200% in the case of Mr. Lau) and the participant’s target bonus amount (in each case, in effect at termination, or if greater, as of immediately before our change in control); and (b) Company-paid or reimbursed payments of premiums for continued medical, dental and vision coverage under COBRA for up to 12 months. In order to receive severance benefits under the Executive Severance Plan, a participant is required to sign and not revoke a separation agreement and release of claims in favor of the Company, as well as comply with a non‑disparagement obligation and refrain in certain respects from interfering with the contracts and relationships of the Company and its affiliates.
Under the Executive Severance Plan, “Cause” generally means the participant’s (i) failure to perform substantially the participant’s duties (excluding any failure due to the participant’s disability) following a cure period; (ii) engaging in illegal conduct or gross misconduct materially injurious to the Company or any of its subsidiaries (the “Company Group”) or the Company Group as a whole, (iii) engaging in conduct or misconduct that materially harms the reputation or financial position of any member of the Company Group (or the Company Group as a whole), (iv) obstructing, impeding or failing to materially cooperate with an investigation authorized by the Board after a cure period, (v) being convicted of, or pleading no contest to, a felony or of a crime involving fraud, dishonesty, violence or moral turpitude, (vi) being found liable in any SEC or other civil or criminal securities law action, (vii) committing an act of fraud or embezzlement against any member of the Company Group, or (viii) accepting a bribe or kickback.
Under the Executive Severance Plan, “change in control” generally means the occurrence of any of the following: (i) the sale of all or substantially all of the assets of the Company to an unrelated person or entity, (ii) a merger, reorganization or consolidation whereby holders of the Company’s outstanding voting power and outstanding stock immediately before such transaction do not own a majority of the outstanding voting power and outstanding equity interests of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon such transaction; (iii) the sale of all of the Company’s stock to an unrelated person, entity or group of persons acting together, (iv) any other transaction in which owners of the Company’s outstanding voting power immediately before such transaction do not own at least a majority of the outstanding voting power of the Company or any successor entity immediately upon the transaction other than due to the acquisition of securities directly from the Company; or (v) individuals who, as of the effective date of the Executive Severance Plan, constitute the Board (the “Incumbent Directors”) cease to constitute at least a majority of the Board, provided that any person becoming a director after the effective date of the Executive Severance Plan but before any change in control, whose election or nomination for election was approved or recommended by a vote of a majority of the Incumbent Directors then on the Board will be an Incumbent Director; provided, however, that no individual elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board will be considered an Incumbent Director.
Under the Executive Severance Plan, “Good Reason” generally means without the participant’s express written consent, the occurrence of any of the following events after our change in control (and after a cure period): (i) an ongoing material diminution in the duties or responsibilities of the participant that is inconsistent in any material and adverse respect with the participant’s positions, duties, or responsibilities with the Company Group immediately prior to such change in control; provided that Good Reason will not occur upon a change in duties or responsibilities solely and directly as a result of the Company no longer being a publicly traded entity; (ii) a material reduction in the participant’s annual base salary as in effect immediately prior to the change in control; (iii) a material reduction in the participant’s cash bonus opportunities in the aggregate under the Company Group’s applicable incentive plan, as in effect from immediately prior to the change in control; (iv) the Company Group requiring the participant to be based at any office or location more than 50 miles from the office where the participant is located at the time of the change in control and, as a result, causing the participant’s commute from the participant’s residence at the time of the change in control to the new location to increase by more than 50 miles; or (v) the failure of the Company to obtain the assumption of the Executive Severance Plan from any successor.
2022 Equity Incentive Plan. Upon a “Sale Event” of the Company (as defined in the 2022 Equity Incentive Plan), if any awards are not assumed, continued or substituted for, then (unless specified otherwise in an award certificate) options and stock appreciation rights with time-based vesting will become fully vested and exercisable, any other awards with time-based vesting will become fully vested and nonforfeitable, and with respect to any awards with performance-based vesting, the target payout opportunities under such awards will be deemed fully earned based on actual level of achievement of the performance goals measured as of the date of the sale event. With respect to awards granted under the 2022 Equity Incentive Plan that are assumed by a successor entity or otherwise equitably continued or substituted in connection with our sale event, if within one year after the effective date of the sale event, a participant’s employment is terminated without “Cause” or the participant resigns for “Good Reason” (but only to the extent such “Good Reason” resignation applies to the awards, as discussed further below), as such terms are defined in the 2022 Equity Incentive Plan, then (i) all of that participant’s outstanding options or stock appreciation rights will become fully exercisable; (ii) all time-based vesting restrictions on that participant’s outstanding awards will lapse; and (iii) the payout level under all of that participant’s outstanding performance-based awards will be deemed to have been earned as of the date of termination based upon the actual level of achievement of all relevant performance goals (measured as of the end of the calendar quarter immediately preceding the date of termination).
Under the 2022 Equity Incentive Plan, “Cause” generally has the meaning assigned such term in any employment, severance or similar agreement between the participant and the Company (or any of its parents or subsidiaries), except that if there is no such employment, severance or similar agreement in which “Cause” is defined, and unless otherwise defined in the applicable award certificate, “Cause” generally means any of the participant’s: (i) failure to perform substantially the participant’s duties with the Company and/or any of its parents or subsidiaries (excluding failure due to disability) after a cure period, (ii) engaging in illegal conduct or gross misconduct materially injurious to the Company or any of its parents or subsidiaries, (iii) engaging in conduct or misconduct that materially harms the reputation or financial position of the Company or any of its parents or subsidiaries, (iv) obstructing, impeding or failing to materially cooperate with a Board-authorized investigation after a cure period, (v) being convicted of, or pleading no contest to, a felony or of a crime involving fraud, dishonesty, violence or moral turpitude, (vi) being found liable in any SEC or other civil or criminal securities law action, (vii) committing an act of fraud or embezzlement against the Company or any of its parents or subsidiaries, or (viii) accepting a bribe or kickback.
Under the 2022 Equity Incentive Plan, “Good Reason,” or a similar term denoting constructive termination, generally has the meaning, if any, assigned such phrase in any employment, consulting, severance or similar agreement between a participant and the Company or any of its parents or subsidiaries, except that if there is no such employment, consulting, severance or similar agreement in which such term is defined, “Good Reason” will have the meaning, if any, given such term in the applicable award certificate. If not defined in either such document, the term “Good Reason” will not apply to a particular award.
Under the 2022 Equity Incentive Plan, a “Sale Event,” and generally means (i) the sale of all or substantially all of the assets of the Company to an unrelated party, (ii) a merger, reorganization or consolidation where the holders of the Company’s outstanding voting power and outstanding stock immediately before such transaction do not own a majority of the outstanding voting power and outstanding stock or other equity interests of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction, (iii) the sale of all of our common stock to an unrelated party or group acting in concert, (iv) any other transaction in which the owners of our outstanding voting power immediately before such transaction do not own at least a majority of the outstanding voting power of the Company or any successor entity immediately upon completion of such transaction, other than as a result of the acquisition of securities directly from the Company; or (v) individuals who, as of the effective date of the 2022 Equity Incentive Plan, constitute the Board (the “Incumbent Directors”) cease to constitute at least a majority of the Board (or board of our successor or survivor), provided that any person becoming a director subsequent to such effective date but before any change in control event of the Company, whose election or nomination for election was approved or recommended by a vote of a majority of the Incumbent Directors then on the Board, will be an Incumbent Director, subject to certain exceptions.
2014 Incentive Plan. In the event awards granted under our 2014 Incentive Plan (the “2014 Plan”) are not assumed or substituted or otherwise equitably converted or substituted in connection with a change in control (as defined in the 2014 Plan), (i) outstanding options or stock appreciation rights will become fully exercisable, (ii) time-based vesting restrictions on outstanding awards will lapse, and (iii) the target payout opportunities attainable under performance-based awards will be deemed fully earned as of the effective date of the change in control (A) at the “target” level if the change in control occurs during the first half of the applicable performance period, or (B) the actual level of achievement of all relevant performance goals against target measured as of the date of the change in control, if the change in control occurs during the second half of the applicable performance period, with a prorated payout to participants based upon the length of time within the performance period that has elapsed before the change in control.
With respect to awards granted under the 2014 Plan that are assumed or otherwise equitably converted or substituted in connection with our change in control, if within one year after the change in control, a participant’s employment is terminated without Cause (as defined in the 2014 Plan) or the participant resigns for Good Reason (as defined in the 2014 Plan), then (i) all of that participant’s outstanding options or stock appreciation rights will become fully exercisable, (ii) all time-based vesting restrictions on the participant’s outstanding awards will lapse, and (iii) the payout level under all of that participant’s performance-based awards outstanding immediately before the effective time of the change in control will be considered earned as of the date of termination (A) at the “target” level if the date of termination occurs during the first half of the applicable performance period, or (B) the actual level of achievement of all relevant performance goals against target (measured as of the end of the calendar quarter immediately preceding the date of termination), if the date of termination occurs during the second half of the applicable performance period, with a prorated payout based upon the length of time within the performance period that has elapsed before the date of termination of employment. However, with regard to each award, a participant will not be considered to have resigned for Good Reason unless either (i) the award certificate includes such provision, or (ii) the participant is party to an employment, severance or similar agreement with the Company or an affiliate of the Company that includes provisions in which the participant is permitted to resign for Good Reason.
Under the 2014 Plan, “Cause” generally will have the meaning assigned such term in the employment, severance or similar agreement, if any, between a participant and the Company or an affiliate of the Company, provided that if there is no such employment, severance or similar agreement in which the term is defined, and unless otherwise defined in the applicable award certificate, “Cause” generally will mean any of the following acts by the participant: (i) failure to perform substantially the participant’s duties (excluding any such failure due to the participant’s disability) after a cure period, (ii) engaging in illegal conduct or gross misconduct that is materially injurious to the Company or any affiliate of the Company, (iii) engaging in conduct or misconduct that materially harms the reputation or financial position of the Company or any affiliate of the Company, (iv) obstructing, impeding or failing to materially cooperate with an investigation authorized by the Board, (v) being convicted of, or pleading no contest to, a felony or of a crime involving fraud, dishonesty, violence or moral turpitude, (vi) being found liable in any SEC or other civil or criminal securities law action, (vii) committing an act of fraud or embezzlement against the Company or any affiliate of the Company, or (viii) accepting a bribe or kickback.
Under the 2014 Plan, “change in control” generally means the occurrence of any of the following events: (i) individuals who, on the effective date of the 2014 Plan, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute a majority of the Board, provided that any person becoming a director subsequent to the effective date of the 2014 Plan but before any change in control, whose election or nomination for election was approved or recommended by a majority of the Incumbent Directors then on the Board will be an Incumbent Director; and provided, that no individual elected or nominated as a director as a result of an actual or threatened election contest with respect to directors or any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board will be considered an Incumbent Director; (ii) any person is or becomes an owner of securities of the Company representing 40% or more of the combined voting power of the Company’s then outstanding voting securities (the “Company Voting Securities”), except due to certain acquisitions; (iii) a merger, consolidation, statutory share exchange, reorganization, sale of all or substantially all the Company’s assets or similar form of corporate transaction involving the Company or any of its subsidiaries that requires the approval of the Company’s stockholders (a “Business Combination”), unless immediately after such Business Combination, (A) at least 50% of the total voting power of the corporation or other entity resulting from, or succeeding to the interests of the Company in, such Business Combination (the “Surviving Corporation”) is represented by Company Voting Securities outstanding immediately before such Business Combination, and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among their holders immediately before the Business Combination, (B) no person is or becomes the owner of 40% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Surviving Corporation, and (C) at least a majority of the members of the board of directors of the Surviving Corporation after the Business Combination were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination; or (iv) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company.
Under the 2014 Plan, “Good Reason” has the meaning, if any, assigned such term in the employment, consulting, severance or similar agreement, if any, between a participant and the Company or an affiliate of the Company; provided that if there is no such employment, consulting, severance or similar agreement in which the term is defined, “Good Reason” will have the meaning, if any, given such term in the applicable award certificate.
Payments in Connection with a Termination of Employment or Upon a Change in Control.
The following table presents estimates of the amounts of compensation that would have been payable to the named executive officers, upon their termination of employment without Cause, by us providing written notice of the non-extension of the employment period set forth in the named executive officer’s respective employment agreement or resignation for Good Reason, upon their death or disability or upon the occurrence of a change in control regardless of whether they incurred a subsequent termination of employment, assuming that the applicable triggering event occurred as of December 31, 2023. The amounts in the table exclude distributions under our 401(k) retirement plan that are generally available to all salaried employees.

	Termination of Employment without Cause or By Executive for Good Reason (in connection with a Change in Control)($)		Termination of Employment without Cause, By Not Extending the Employment Period or By Executive for Good Reason (not in connection with a Change in Control)($)		Termination upon Death($)		Termination upon Disability ($)		Upon Change in Control without Termination of Employment ($)
Mr. Lau
Cash Payment(s)	1,800,000	(1)	1,200,000	(2)	750,000	(3)	180,000	(4)
Equity Acceleration (5)	8,594,682					(7)			8,594,682
Health Benefits (6)	25,870		25,870
Total	10,420,552		1,225,870		750,000		180,000		8,594,682
Mr. Horwath
Cash Payment(s)	635,250	(1)	385,000	(2)	750,000	(3)	180,000	(4)
Equity Acceleration (5)	1,186,189								1,186,189
Health Benefits (6)	32,429		32,429
Total	1,853,868		417,429		750,000		180,000		1,186,189
Mr. Delnick
Cash Payment(s)	480,000	(1)	300,000	(2)	750,000	(3)	180,000	(4)
Equity Acceleration (5)	419,074								419,074
Health Benefits (6)	25,870		25,870
Total	924,944		325,870		750,000		180,000		419,074
*Mr. Wasserman is not eligible to receive any enhanced benefits or payments as a result of separation or change in control. Mr Sexton did not receive any enhanced benefits or payments as a result of separation. Mr Muhich received certain enhanced benefits or payments as a result of his separation as described in Transition and Separation Agreement.
(1)Reflects for Messrs. Lau, Horwath and Delnick and amount equal to (i) the executive’s annual base salary (except for Mr. Lau, 200% of his annual base salary), (ii) the executive’s target annual cash bonus and (iii) up to 12 months of COBRA coverage, all under the Executive Severance Plan.
(2)Reflects for Messrs. Lau, Horwath and Delnick an amount equal to the executive’s base salary (except for Mr. Lau, 200% of his annual base pay), payable in a lump sum pursuant to the Executive Severance Plan.
(3)Reflects a payment equal to three times the executive’s annual base salary with a maximum of $750,000, pursuant to the terms of the Vice President and Above Life Insurance Plan.
(4)Reflects a payment equal to one year of benefits, pursuant to the terms of the Executive Long-Term and Short-Term Disability Plan including any additional individual disability insurance (“IDI”) elected by the respective executive officer.
(5)In the event of a change in control, for Messrs. Lau, Horwath and Delnick, all outstanding and unvested time-based stock options and RSUs granted pursuant to the 2022 Equity Incentive Plan will become fully vested and exercisable if such awards are not converted, assumed or substituted in connection with the change in control. Performance-based RSUs that had been converted, assumed or substituted will be deemed earned based upon actual achievement through the date of the change in control, with a pro rata portion becoming vested as of the date of such change in control based upon the portion of the performance period that has elapsed prior to such change in control, with the remaining unvested portion vesting in full in the event of a termination without Cause or for Good Reason within 12 months of the change in control. Amounts included in the table above assume that all performance-based RSUs are earned at target, though actual amounts would be determined pursuant to the terms of each executive’s governing award agreement and the applicable plan documents.
Amounts reflect the intrinsic value of unvested RSUs whose vesting would be accelerated, based on the closing price of our common stock on December 31, 2024 ($25.36).
(6)Reflects the value of continued coverage to the executive under our employee welfare benefit plans for 12 months based on 2024 rates for the applicable time period pursuant to the corresponding employment agreement or executive severance plan. Under a termination of employment without Cause or by executive for Good Reason in connection with a change in control, the Company also continues life insurance coverage to the executive for 12 months based on 2024 rates for the applicable time period pursuant to the CIC Policy.
(7)For Mr. Lau, should death occur, under his equity grant agreements, his time-based RSUs would accelerate for the remaining unvested units, and his performance-based RSUs would continue and not be forfeited, such that the Company would test performance at the end of the performance period, and if the target had been met, accelerate vesting with regard to a pro rata portion of such award corresponding to the time that Mr. Lau served as President and CEO.
Transition and Separation Agreement. We entered into a transition and separation agreement with Mr. Muhich on January 12, 2024 (the “Effective Date”), in connection with Mr. Muhich’s transition from the Company. Mr. Muhich served as Chief Financial Officer until January 16, 2024, and then ceased to serve in such role but continued to serve the Company as a strategic advisor/employee until April 1, 2024. Among other things, the transition and separation agreement provides that:

•Mr. Muhich will serve as the Chief Financial Officer until January 16, 2024 (“Transition Date”). On such Transition Date, Mr. Muhich will relinquish and cease to serve in the role as Chief Financial Officer but will continue to serve the Company as a strategic advisor/employee until the Separation Date (as defined below).

•Mr. Muhich will serve as a strategic advisor/employee with the Company through April 1, 2024, subject to the terms of the Agreement (the “Scheduled Separation Date” and the actual final day of such employment, the “Separation Date”). As of the Separation Date, Mr. Muhich’s employment will be terminated, and Mr. Muhich will be deemed to have resigned from any and all remaining positions (if any) he holds with the Company and its affiliates.

•Mr. Muhich will be eligible to receive his bonus under the Company’s short-term incentive plan (“STIP”) for the 2023 annual performance period, in the amount determined under the STIP based on the achievement of performance goals, which, if earned, would be paid at the time STIP bonuses are paid to other executives of the Company. Mr. Muhich will not be entitled to participate in the STIP for the 2024 annual performance period.

•Mr. Muhich will continue to vest under any outstanding time-based and performance-based restricted stock unit awards covering shares of Company common stock that are outstanding as of the Effective Date under the 2014 Incentive Plan and 2022 Incentive Plan (and associated award agreements) up to the Separation Date.

•During the period beginning on the Effective Date and ending on the Separation Date (the “Transition Period”), Mr. Muhich will continue to be a full-time, at-will employee and will be expected to perform the transition and other related duties referenced above to the reasonable satisfaction of the CEO.

•Subject to the release requirements and such release becoming fully effective, and given the involuntary termination, Mr. Muhich will be entitled to the following payment and benefits after the Separation Date as set forth in Company’s Key Executive Change in Control and Severance Plan and associated Participation Agreement: (i) a lump sum payment equal to his annual base salary of $452,632, less applicable withholdings, and (ii) Mr. Muhich will be offered COBRA continuation following the conclusion of the Transition Period to the extent required by law, and provided that Mr. Muhich timely elects continuation of medical benefits pursuant to COBRA, and does not become eligible for medical benefits under any other employer plan, the Company will directly pay Executive’s monthly COBRA premium payment for a period not to exceed twelve (12) months.

Risk Assessment of Overall Compensation Program
    The TDCC has reviewed with management the design and operation of our incentive compensation arrangements for all employees, including executive officers, for the purpose of determining whether such programs might encourage inappropriate risk-taking that could have a material adverse effect on the Company. Management compiled an inventory of all incentive compensation arrangements applicable to our employees at all levels, which plans and arrangements were reviewed for the purpose of identifying any aspects of such programs that might encourage behaviors that could exacerbate business risks. In conducting this assessment, the TDCC considered, among other things, the performance objectives used in connection with these incentive awards and the features of our compensation program that are designed to mitigate compensation-related risk. The TDCC concluded that any risks arising from our compensation plans, policies and practices are not reasonably likely to have a material adverse effect on the Company.

Equity Compensation Plan Information
    The following table provides information as of December 31, 2024, regarding equity compensation plans under which our common stock is authorized for issuance.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders(1)	1,285,948	(2)	$61.14	(3)	1,307,432
Equity compensation plans not approved by security holders(5)	—		—		—
Total	1,285,948		$61.14		1,307,432

(1)Consists of the 2014 Incentive Plan and 2022 Equity Incentive Plan.
(2)We had 6,594 options outstanding as of December 31, 2024, all of which are included in column (a). We also had 1,279,354 RSUs outstanding as of December 31, 2024, which are included in column (a).
(3)Calculation of weighted average exercise price of outstanding awards includes stock options but does not include RSUs that convert to shares of common stock for no consideration. Weighted average remaining life of stock options is 0.21 years.
(4)Of such shares, all are available for issuance pursuant to grants of full-value awards. In addition to this amount, the number of shares available for issuance under the 2022 Equity Incentive Plan includes any shares underlying awards outstanding under the 2014 Equity Plan as of the effective date of the 2022 Equity Incentive Plan that thereafter terminate or expire unexercised, or are canceled, forfeited or lapse for any reason.
(5)We do not maintain any equity compensation plans that have not been approved by our shareholders.

Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between (x) compensation actually paid to Mr. Lau, Mr. Wasserman and Mr. Burger, each of whom served as our principal executive officer (the “PEO”) and the average of the compensation actually paid to our other NEOs (the “non‑PEO NEOs”) and (y) certain financial performance of the Company.

					Value of Initial Fixed $100
					Investment Based On:
Fiscal Year	Summary Compensation Table Total	Compensation Actually Paid (1)	Average Summary Compensation Table Total for non-PEO NEOs (2)	Average Compensation Actually Paid to non-PEO NEOs (2) (3)	Company Total Shareholder Return (4)	Peer Group Total Shareholder Return (5)	Net Income (Loss) (Thousands) (6)	Adjusted EBITDA (Thousands) (7)
Mr. Lau
2024	$4,008,421	$5,479,320	$866,642	$314,717	$50.35	$142.93	$(9,066)	$39,610
2023	$6,278,891	$9,122,181	$1,492,124	$1,173,599	$44.74	$128.14	$(56,577)	$2,717
Mr. Wasserman
2024	$—	$—	$866,642	$314,717	$50.35	$142.93	$(9,066)	$39,610
2023	$2,590,721	$4,087,512	$1,492,124	$1,173,599	$44.74	$128.14	$(56,577)	$2,717
Mr. Burger
2024	$—	$—	$866,642	$314,717	$50.35	$142.93	$(9,066)	$39,610
2023	$5,765,083	$4,389,702	$1,492,124	$1,173,599	$44.74	$128.14	$(56,577)	$2,717
2022	$3,772,291	$(3,308,677)	$994,972	$25,828	$58.40	$109.59	$(26,756)	$13,473
2021	$3,962,999	$1,273,454	$1,037,188	$567,590	$139.07	$137.74	$(39,946)	$23,784
2020	$3,507,456	$6,009,483	$1,016,201	$1,180,454	$140.28	$119.96	$629	$9,929

(1)The dollar amounts do not reflect the actual amount of compensation earned by or paid during the applicable year. The dollar amounts reported represent the amount of “compensation actually paid” to our PEO for each applicable year, as computed in accordance with SEC rules. Mr. Burger served as our PEO for all or a portion of fiscal years 2020-2023. Mr. Wasserman served as our PEO from July 1, 2023 through July 24, 2023. Mr. Lau has served as our PEO since July 24, 2023. In accordance with SEC rules, the following adjustments were made to total compensation to determine the compensation actually paid to our PEO:

Mr. Lau
Prior Fiscal Year-End	12/31/2023
Current Fiscal Year-End	12/31/2024
Fiscal Year	2024
“Total” as reported in Summary Compensation Table (“SCT”)	$4,008,421
- Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	(2,956,795)
+ Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	3,587,921
+ Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards at Fiscal Year-End Granted in Prior Fiscal Years	1,040,883
+ Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	—
+ Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	(201,110)
- Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	—
+ Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	—
Compensation Actually Paid	$5,479,320

(2)Non-PEO NEOs for 2024 include Mr. Horwath, Mr. Delnick, Mr. Wasserman, Mr. Sexton, and Mr. Muhich. Mr. Wasserman is included as a Non-PEO NEO for his services as Chair of the Board of Directors and Executive Chair through April 15, 2024. For 2023, Non-PEO NEOs included Mr. Muhich and Mr. Sexton. During this period, Mr. Wasserman was included as our PEO due to his role as Executive Chair managing the Company during the CEO transition. For 2022, Non-PEO NEOs included Mr. Muhich, Mr. Sexton, and Mr. Beadle. In 2021, Non-PEO NEOs included Mr. Muhich, Katrona Tyrrell, and Mr. Beadle. For 2020, Non-PEO NEOs included Mr. Muhich, Ms. Tyrrell, Yazid Tohme, Ph.D., and Mr. Beadle.
(3)The dollar amounts reported represent the amount of average of the “compensation actually paid” to each of our non-PEO NEOs for the fiscal year, as computed in accordance with SEC rules. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to such non-PEO NEOs during the applicable year. In accordance with SEC rules, the following adjustments were made to total compensation to determine the average of the compensation actually paid to our non-PEO NEOs:

Average Non-PEO NEOs
Prior Fiscal Year-End	12/31/2023
Current Fiscal Year-End	12/31/2024
Fiscal Year	2024
Average “Total” as reported in the (SCT)	$866,642
- Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	(496,178)
+ Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards at Fiscal Year-End Granted in Fiscal Year	482,904
+ Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards at Fiscal Year-End Granted in Prior Fiscal Years	3,729
+ Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	—
+ Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	(164,182)
- Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	(378,198)
Compensation Actually Paid	$314,717

(4)Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.
(5)The peer group used for this purpose is the Russell 2000 Index.
(6)The dollar amounts reported represent the amount of net income (loss) reflected in the Company’s audited financial statements included in our annual report on Form 10-K filed with the SEC for each applicable year.
(7)In the Company's assessment, Adjusted EBITDA is the financial performance measure that is the most important financial performance measure (other than total shareholder return) used by the Company in 2024 to link compensation actually paid to performance. Adjusted EBITDA is a non-GAAP financial measure. A reconciliation of Adjusted EBITDA to the most directly comparable GAAP financial measure is provided in Appendix A to this proxy statement.

Financial Performance Measures
As described in greater detail in CD&A above, the Company’s executive compensation program reflects a pay-for-performance philosophy. The metrics that the Company uses for both our long-term and short-term incentive awards are selected based on an objective of incentivizing our NEOs to increase the value of our enterprise for our shareholders. The most important financial performance measures used by the Company to link executive compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to the Company’s performance are as follows:

Most Important Financial Performance Measures

•Relative Total Shareholder Return (“TSR”) compared to the TSRs of the companies in the Russell 2000 Growth Index
•Adjusted EBITDA
•Revenue adjusted for the impact of acquisitions and divestitures

Analysis of the Information Presented in the Pay versus Performance Table
In accordance with SEC rules, the Company is providing the following graphical descriptions of the relationships between information presented in the Pay versus Performance table.

Compensation Actually Paid (CAP) and Cumulative Company TSR and Russell 2000 Index

Compensation Actually Paid and Net Income

Compensation Actually Paid and Adjusted EBITDA

PROPOSAL 4
APPROVAL OF THE FARO TECHNOLOGIES, INC. 2022 EQUITY INCENTIVE PLAN, AS AMENDED
THE BOARD OF DIRECTORS RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” PROPOSAL 4, THE APPROVAL OF THE FARO TECHNOLOGIES, INC. 2022 EQUITY INCENTIVE PLAN, AS AMENDED.
We are asking our shareholders to approve the FARO Technologies, Inc. 2022 Equity Incentive Plan (the “2022 Incentive Plan”), as amended, which increases the number of shares of our common stock authorized for issuance under it by 1,500,000 shares. The 2022 Incentive Plan has not been amended in any material way other than to increase the number of shares of our common stock authorized for issuance under the 2022 Incentive Plan. Upon recommendation of the Talent Development and Compensation Committee of the Board (“TDCC”), our Board approved the 2022 Incentive Plan, as amended, on April 1, 2025, subject to the approval of our shareholders at the Annual Meeting.
As of March 21, 2025, there were 700,673 shares of our common stock available for issuance pursuant to awards that may be granted under the 2022 Incentive Plan. Our shareholders previously approved the 2022 Incentive Plan on May 26, 2022, to replace our 2014 Equity Incentive Plan (the “2014 Plan”). Moreover, at our 2023 Annual Meeting, our shareholders approved an amendment increasing the number of shares of our common stock authorized for issuance under the 2022 Incentive Plan by 1,250,000 shares. The 2022 Incentive Plan is currently the only plan under which equity-based compensation may be awarded to our employees, officers, non-employee directors and consultants. While we continue to maintain our 2014 Plan until all outstanding awards thereunder are exercised or expire, we no longer grant awards under such plan. If the proposed amendment to our 2022 Incentive Plan is not approved by our shareholders, the 2022 Incentive Plan will remain in effect without the amendment and awards will continue to be made under the 2022 Incentive Plan to the extent shares remain available. However, in this event, we may not be able to continue our equity incentive program in the future. This could preclude us from successfully attracting and retaining talented employees. The Board and the TDCC believe that the additional shares of our common stock under the increased share reserve will enable us to continue to use the 2022 Incentive Plan to achieve our retention, recruiting, and incentive objectives and will be essential for our continued success. Under the 2022 Incentive Plan, as amended, the maximum number of shares of our common stock reserved for issuance pursuant to awards thereunder to employees and consultants of the Company (or any of its parents or subsidiaries) and to non-employee directors is 3,500,000 shares (which consists of the 750,000 shares originally reserved under the 2022 Incentive Plan, the increase of 1,250,000 shares approved at the 2023 Annual Meeting, and the increase of the 1,500,000 shares subject to shareholder approval), plus (i) 366,511 shares, which is the number of shares of our common stock that remained available for issuance under the 2014 Plan as of May 25, 2022 (the business day immediately prior to the effective date of the 2022 Incentive Plan), and that were not subject to any outstanding awards granted under the 2014 Plan, and (ii) the number of shares subject to outstanding options, restricted stock units, or similar awards under the 2014 Plan and the Company’s 2009 Equity Incentive Plan (the “2009 Plan,” and together with the 2014 Plan, the “Prior Plans”) that on or after May 26, 2022, expire or terminate unexercised, or are forfeited to or repurchased by the Company for failure to vest (which number includes a maximum of 22,667 shares subject to options and 829,890 shares subject to restricted stock units that were outstanding on May 26, 2022, provided that each share subject to any such restricted stock units that returns to the 2022 Incentive Plan will return at the rate of 1.7 shares for such share, such that a maximum of 1,433,480 shares may be added to the 2022 Incentive Plan with respect to all such outstanding awards under the Prior Plans).
Background for the Current Share Reserve Request
Significant Historical Award Information
Common measures of a stock plan’s cost include burn rate, dilution and overhang. The burn rate refers to how fast a company uses the supply of shares authorized for issuance under its stock plan. Over the last three years, the Company has maintained an average equity burn rate of 1.2% of shares of common stock outstanding per year. Dilution measures the degree to which our shareholders’ ownership has been diluted by stock-based compensation awarded under our various equity plans and also includes shares that may be awarded under our various equity plans in the future (“overhang”).

Key Equity Metrics*	2024	2023	2022
Equity Burn Rate(1)	2.2%	4.2%	1.9%
Overhang(2)	12.5%	14.3%	9.3%
Dilution(3)	5.5%	6.3%	3.1%
(1)Equity burn rate is calculated by dividing the number of shares subject to equity awards granted during the year, net of forfeitures, by the weighted-average number of shares outstanding during the year.

(2)Overhang is calculated by dividing (a) the sum of (i) the number of shares subject to equity awards outstanding at the end of the year and (ii) the number of shares available for future grants, by (b) the number of shares outstanding at the end of the year.
(3)Dilution is calculated by dividing the number of shares subject to equity awards outstanding at the end of the fiscal year by the number of shares outstanding at the end of the fiscal year.
*Grants awarded to our CEO in 2023, which were part of a separately filed inducement grant, are excluded from these calculations.

Number of Shares Requested

We considered several factors in determining to request an additional 1,500,000 shares for the 2022 Incentive Plan, including:
•Assuming shareholder approval of 2022 Incentive Plan, as amended, we anticipate that approximately 2,200,673(1) shares of common stock will be available for future grant, which includes 1,500,000 new shares requested under the 2022 Incentive Plan and 700,673 shares remaining available for grant under the 2022 Incentive Plan as of March 21, 2025. We expect this amount to last for approximately two to three years. While we believe this modeling provided a reasonable estimate of how long such a share reserve would last, there are a number of factors that could impact our future equity share usage. Among the factors that may impact our actual share usage are changes in market grant values, changes in the number of recipients, changes in our stock price, changes in the structure of our long-term incentive program, and forfeitures of outstanding awards.
•The total overhang resulting from the share request, including awards outstanding under all of our equity plans, represents approximately 18.3% of the shares of common stock outstanding as of the Record Date.
•Does not include the number of shares that are subject to outstanding awards under the Company’s Prior Plans as of March 21, 2025, that thereafter terminate or expire unexercised, or are cancelled, forfeited or lapse for any reason; provided that, each share underlying a full value award (that is, an award other than options and stock appreciation rights) granted under the Prior Plans that becomes available for issuance under the 2022 Incentive Plan will increase the share reserve under the 2022 Incentive Plan by 1.7 shares, which is consistent with the number of shares of common stock that were previously deducted from the 2014 Plan with respect to each full value award granted thereunder (and provided further that no full value awards were outstanding under our 2009 Plan since the adoption of the 2022 Incentive Plan)
Authorized Shares and Stock Price
The Company’s Articles of Incorporation, as amended, authorizes the issuance of 50 million shares of common stock. There were 19,225,837 shares of common stock issued and outstanding as of the Record Date and the closing price of a share of common stock as of that date was $28.21.
Reasons for Voting for the Proposal
The 2022 Incentive Plan contains a number of provisions that the Company believes are consistent with the interests of the shareholders and sound corporate governance practices, including:
•No repricing of stock options or SARs. The 2022 Incentive Plan prohibits the repricing of stock options or stock appreciation rights (“SARs”) without shareholder approval. This prohibition includes reducing the exercise price of an option or stock appreciation right, or repricing through the cancelling and regranting of options or stock appreciation rights, or cancellation of options or stock appreciation rights in exchange for cash or other awards (except to the limited extent provided with respect to adjustments made to options and stock appreciation rights in connection with certain changes in the capitalization of the Company or mergers or other similar transactions).
•No liberal share recycling. Shares tendered or held back for taxes will not be added back to the reserved pool under the 2022 Incentive Plan. Upon the exercise of a stock appreciation right that is settled in shares of common stock, the full number of shares underlying the award will reduce the reserved pool. Additionally, shares of common stock we repurchase on the open market will not be added to the reserved pool under the 2022 Incentive Plan.
•Non-employee director limits. Under the 2022 Incentive Plan, the value of all awards granted under the 2022 Incentive Plan and all other cash compensation paid by the Company to any non-employee director in any calendar year cannot exceed $750,000; provided that such limit will be $1,500,000 for the calendar year that the non-employee director is initially appointed or elected to the Board.

•No liberal change-in-control definition. The change-in-control definition contained in the 2022 Incentive Plan is not a “liberal” definition that would be activated on mere shareholder approval of a transaction.
•No award may be transferred for value. The 2022 Incentive Plan prohibits the transfer of unexercised, unvested or restricted awards to independent third parties for value.
•No dividends on options or SARs and no dividends on unearned RSUs or restricted stock. The 2022 Incentive Plan prohibits the payment of dividends or grant of dividend equivalent rights on options or SARs, and no dividend equivalent rights or dividends accrued with respect to RSUs or restricted stock will be paid until the award has vested.
•Minimum vesting. Subject to certain limited exceptions, awards granted under the 2022 Incentive Plan are subject to a minimum vesting period of one year from grant.
•No “evergreen” provision; shareholder approval required for additional shares. The 2022 Incentive Plan does not contain any annual “evergreen” provision but instead reserves a fixed maximum number of shares of common stock for issuance under it. Shareholder approval will be required for increases in the shares issuable under the 2022 Incentive Plan.

Summary of the Material Terms of the 2022 Incentive Plan
The following paragraphs provide a summary of the principal features of the 2022 Incentive Plan, as amended, and its operation. However, this summary is not a complete description of all the provisions of such plan and is qualified in its entirety by the full text of the 2022 Incentive Plan, which is attached to this Proxy Statement as Appendix B.
Purpose. The purpose of the 2022 Incentive Plan is to encourage and enable the employees, officers, and consultants of the Company and any of its parents and subsidiaries, and the non-employee directors, upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business, to acquire a proprietary interest in the Company. We anticipate that providing participants with a direct stake in the Company’s welfare will promote closer alignment of their interests with those of the Company and its shareholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.
Administration. The 2022 Incentive Plan is administered by our Board or its TDCC, or a similar committee consisting of at least two independent directors performing the functions of the TDCC (in any case, the “Administrator”). The Administrator has the power and authority to grant awards; select individuals to whom awards may be granted; determine the grant dates and types of awards to be granted to participants and the number of shares of our common stock covered by an award; determine and modify the terms and conditions of an award; and approve the form of award certificate. The Administrator also may accelerate the exercisability or vesting of an award (including without regard to the Minimum Vesting Period as discussed further below), and extend the time period in which an option may be exercised. The Administrator further has the authority to adopt, alter or repeal the rules, guidelines and practices for the administration of the 2022 Incentive Plan, as well as, in order to comply with laws outside of the U.S. and subject to the limitations under the 2022 Incentive Plan, establish sub-plans and modify award terms and exercise or other procedures that the Administrator deems necessary or advisable, and take any other action it deems necessary or advisable to obtain approval or comply with local governmental regulatory exemptions or approvals. The Administrator may require any tax withholding obligations under the 2022 Incentive Plan to be satisfied by such arrangements satisfactory to the Administrator, which may include the Company withholding certain shares of our common stock otherwise to be delivered under an award, not to exceed the maximum statutory tax rate or lesser amount necessary to avoid liability accounting treatment, or the immediate sale of certain shares of our common stock upon issuance under the award and remittance of proceeds from such sale to the Company to satisfy the tax withholding due. Subject to applicable law, the Administrator may delegate, and revoke or amend its delegation of, certain of its authority under the 2022 Incentive Plan, with respect to granting awards, to a committee consisting of one or more officers of the Company.

The Administrator interprets the terms and provisions of the 2022 Incentive Plan and any award granted under it, makes all determinations it deems advisable for the administration of the 2022 Incentive Plan, decides all disputes arising in connection with the 2022 Incentive Plan and otherwise supervises the administration of the 2022 Incentive Plan.

Eligibility. The 2022 Incentive Plan permits the grant of awards to employees and consultants of the Company and any of its parents or subsidiaries and to non-employee members of the Board. As of December 31, 2024, the number of eligible participants was approximately 1,187, which includes 1,181 employees (including three executive officers), and six non-employee members of the Board.

Permissible Awards. The 2022 Incentive Plan authorizes the granting of awards in any of the following forms:

•options to purchase shares of our common stock, which may be designated under the Code as nonstatutory stock options (which may be granted to all participants) or incentive stock options (which may be granted only to employees of the Company and any of its subsidiaries);
•stock appreciation rights, which give the holder the right to receive, for each share exercised, the excess if any (payable in stock or, if specified in the award certificate, in cash) of the fair market value per share of our common stock on the date of exercise over the per share exercise price of the award;
•restricted shares or restricted stock, which are shares of our common stock that are subject to a risk of forfeiture or the Company’s right to repurchase such shares and such other restrictions and conditions that the Administrator may determine;
•restricted stock units, which represent the right to receive shares of our common stock (or cash if specified in the award certificate) upon satisfaction of applicable restrictions and conditions determined by the Administrator;
•unrestricted stock which are shares of our common stock issued free of any restrictions under the 2022 Incentive Plan; and
•cash-based awards that entitle the participant to receive a cash payment upon attainment of specified performance goals;
•dividend equivalent rights that entitle the participant to receive credits based on cash dividends that would have been paid on shares specified in the dividend equivalent right (or other award) if the shares had been issued to the participant. Awards granted under the 2022 Incentive Plan are evidenced by an award certificate that specifies the terms, conditions and limitations for the award.
Shares Available for Awards. Subject to adjustment as provided in the 2022 Incentive Plan, the maximum number of shares of our common stock reserved and available for issuance pursuant to awards granted under the 2022 Incentive Plan as adopted, amended and previously approved by our shareholders, is (i) 2,000,000 shares plus (ii) 366,511 shares, which is the number of shares of our common stock that remained available for issuance under the 2014 Plan as of May 25, 2022 (the business day immediately prior to the effective date of the 2022 Incentive Plan), and that were not subject to any outstanding awards granted under the 2014 Plan, and (iii) the number of shares subject to outstanding options, restricted stock units, or similar awards under the Prior Plans that on or after May 26, 2022, expire or terminate unexercised, or are forfeited to or repurchased by the Company for failure to vest (which number includes a maximum of 22,667 shares subject to options and 829,890 shares subject to restricted stock units that were outstanding on May 26, 2022, provided that each share subject to any such restricted stock units that returns to the 2022 Incentive Plan will return at the rate of 1.7 shares for such share, such that a maximum of 1,433,480 shares may be added to the 2022 Incentive Plan with respect to all such outstanding awards under the Prior Plans). Our shareholders are being asked to approve an increase of 1,500,000 shares of our common stock for issuance under the 2022 Incentive Plan. If our shareholders approve this increase, the maximum number of shares of our common stock under clause (i) above that may be issued under our 2022 Incentive Plan will be increased to 3,500,000 shares. Within such shares reserved under the 2022 Incentive Plan, the maximum number of shares of our common stock that may be issued in the form of incentive stock options granted under the 2022 Incentive Plan similarly is increased from 2,000,000 shares to 3,500,000 shares, subject to shareholder approval. Authorized but unissued shares of our common stock or shares of our common stock reacquired by the Company are available for issuance under the 2022 Incentive Plan. Shares of our common stock that are repurchased by the Company on the open market will not become available for issuance under the 2022 Incentive Plan.
Share Counting. Shares subject to awards granted under the 2022 Incentive Plan or a Prior Plan that are forfeited, canceled, or otherwise terminated (other than by exercise) will become available for issuance under the 2022 Incentive Plan. Each such share subject to an award, other than options or stock appreciation rights, granted under a Prior Plan that becomes available for issuance under the 2022 Incentive Plan will increase the share reserve under the 2022 Incentive Plan by 1.7 shares of our common stock. However, the following shares of our common stock will not again become available for issuance pursuant to awards under the 2022 Incentive Plan: (i) shares of our common stock tendered or not delivered upon exercise of an option or settlement of an award to cover the exercise price or tax withholding, and (ii) shares subject to a stock appreciation right that are not issued in connection with a stock settlement of the award upon its exercise. Awards that may be settled solely in cash will not count against the shares available for issuance under the 2022 Incentive Plan.

Certain Adjustments. If as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, outstanding shares of our common stock are increased, decreased, or exchanged for a different number or kind of shares or other securities of ours, or additional shares or new or different shares or other securities of ours or non-cash assets are distributed on shares of our common stock or other securities, or if due to a merger or consolidation, sale of all or substantially all of our assets, outstanding shares of our common stock are converted into or exchanged for securities of ours or any successor of ours (or its parent or subsidiary), then the Administrator will make an appropriate or proportionate adjustment to: the maximum number of shares reserved for issuance under the 2022 Incentive Plan (as well as pursuant to grants of incentive stock options under the 2022 Incentive Plan), the number and kind of shares or other securities covered by awards under the 2022 Incentive Plan, and the repurchase prices or exercise prices applicable to outstanding awards. The Administrator also will make equitable or proportionate adjustments in the number of shares subject to outstanding awards and their exercise prices (as applicable) in the event of any cash dividends paid other than in the ordinary course, or any other extraordinary corporate event.

Non-Employee Director Compensation Limits. The 2022 Incentive Plan provides that the value (based on grant date fair value determined in accordance with FASB ASC Topic 718 or its successor provision but excluding the impact of estimated forfeitures related to service-based vesting) of all awards granted under the 2022 Incentive Plan and all other cash compensation paid by the Company to any non-employee director in any calendar year will not exceed $750,000; provided that such limit will be $1,500,000 in the calendar year that the non-employee director is initially appointed or elected to the Board.

Minimum Vesting Requirements. The vesting period for each award granted under the 2022 Incentive Plan, must be at least equal to one year following the date of grant of the award (“Minimum Vesting Period”), provided the following awards will not be subject to such Minimum Vesting Period, any: (i) substitute awards granted in order for awards to be assumed or substituted for pursuant to a corporate transaction such as a merger, combination, consolidation or acquisition of property or stock, (ii) awards granted in lieu of fully vested cash compensation, (iii) annual awards granted to non-employee directors in connection with the Company’s annual meeting of shareholders that vest on the earlier of (x) the one-year anniversary of the date of grant and (y) the date of the next annual meeting of shareholders that is at least 50 weeks after the immediately preceding year’s annual meeting, and (iv) awards covering up to a maximum of five percent (5%) of the shares authorized for issuance under the 2022 Incentive Plan. Notwithstanding the Minimum Vesting Period, the Administrator has the authority to provide for the accelerated vesting of awards in the terms of an award certificate or pursuant to its administrative powers under the 2022 Incentive Plan.

Prohibition on Repricing. Without prior shareholder approval, the Administrator is not permitted to exercise any discretion to reduce the exercise price of outstanding options or stock appreciation rights or cause a repricing by cancelling and regranting such awards or cancelling such awards in exchange for cash or other awards (except to the limited extent provided under the 2022 Incentive Plan with respect to adjustments made to options and stock appreciation rights in connection with certain changes in the capitalization of the Company described above or as a result of mergers or other transactions as described further below).

Options. Options to purchase shares of our common stock may be granted under the 2022 Incentive Plan. The terms of the options will be determined by the Administrator, provided that the exercise price per share will be not less than 100% of the fair market value of a share of our common stock on the option’s grant date, or in the case of incentive stock options granted to certain shareholders holding significant ownership in the Company or any of its parent or subsidiary corporations, not less than 110% of the fair market value of a share of our common stock on the option’s grant date (except in limited circumstances in connection with certain corporate transactions, or as to grants to participants not subject to U.S. income taxation, or in a manner compliant with the tax rules under Code Section 409A). Fair market value generally is determined by reference to market quotations of our common stock on the Nasdaq Global Select Market as of the applicable date, or if there are no market quotations for a date, then the last date preceding such date for which there are market quotations. The Administrator may permit a participant to elect to receive options under the 2022 Incentive Plan in lieu of cash compensation.

The Administrator determines the time or times when an option becomes exercisable, and at any time may accelerate the exercisability of all or any portion of an option. The maximum term of any options will not exceed ten years from the option’s grant date, or five years in the case of incentive stock options granted to certain shareholders holding significant ownership in the Company or any of its parent or subsidiary corporations. No options will provide for dividend equivalent rights, and no rights as a shareholder will exist with respect to shares subject to an option until the shares have been exercised and issued to the participant. Payment for any options exercised, unless provided otherwise in an award certificate, may be made in cash (or certified or bank check or other instrument acceptable to the Administrator), by delivery of shares of our common stock not subject to restrictions under any Company plan, by irrevocable instructions to a broker to promptly deliver to us cash or check for the purchase price, or by net exercise (other than for incentive stock options) whereby the Company will reduce the number of shares of common stock otherwise issuable upon exercise to satisfy the exercise price required to be paid.

Stock Appreciation Rights. Stock appreciation rights may be granted under the 2022 Incentive Plan. The terms of the stock appreciation rights will be determined by the Administrator, provided that the exercise price per share will be not less than 100% of the fair market value of a share of our common stock on the award’s grant date and the maximum term of any stock appreciation rights will not exceed ten years from the award’s grant date. No stock appreciation rights will provide for dividend equivalent rights.

Restricted Stock. Restricted stock awards may be granted under the 2022 Incentive Plan. The terms of restricted stock awards will be determined by the Administrator, including that the Administrator will determine the date or dates and any pre-established performance goals, objectives, or other conditions (which also may be based on continued employment or service) on which the transferability restrictions and the Company’s right of repurchase or forfeiture will lapse under the awards. Upon the grant of a restricted stock award (and payment of any purchase price), the participant will have rights as a shareholder with respect to the shares subject to such award, including voting rights and right to receive dividends, provided that if the lapse of restrictions under the award is based on satisfying vesting conditions, then any dividends paid during the vesting period will accrue and will not be paid to the participant until the vesting conditions have been satisfied with respect to the shares to which the dividends apply. Shares subject to restricted stock awards that have not vested generally are non-transferable and remain subject to forfeiture or repurchase unless and until the shares have vested upon satisfaction of the applicable restrictions and conditions under the award. Unless the Administrator determines otherwise, any shares subject to a restricted stock award that have not vested when the participant’s employment or other service with the Company and its subsidiaries terminates will be repurchased (for the original purchase price, if any) or forfeited to the Company upon such termination.

Restricted Stock Units. Restricted stock units may be granted under the 2022 Incentive Plan. The terms of restricted stock units will be determined by the Administrator, including any restrictions and conditions, which conditions may be based on continuing employment or service and/or achievement of pre-established performance goals and objectives. Restricted stock units that vest will be settled in shares of our common stock. A participant will not have any rights as a shareholder unless and until restricted stock units have been settled and shares issued under such award, except that a participant may be credited with dividend equivalent rights with respect to restricted stock units (discussed below), as determined by the Administrator. The Administrator may permit a participant to elect to receive restricted stock units under the 2022 Incentive Plan in lieu of future cash compensation. Unless the Administrator determines otherwise, any restricted stock units that have not vested when the participant’s employment or other service with the Company and its subsidiaries terminates will be forfeited upon such termination.

Dividend Equivalent Rights. Dividend equivalent rights may be granted under the 2022 Incentive Plan. The Administrator will determine the terms of dividend equivalent rights granted. Dividend equivalent rights may be paid in cash, shares of our common stock, or a combination of both, and in one or more installments. However, no dividend equivalent rights granted with respect to restricted stock units or dividends accrued with respect to restricted stock will be paid until the award has vested and no dividend equivalent rights may be granted with respect to options or stock appreciation rights. Unless the Administrator determines otherwise, dividend equivalent rights held by a participant will terminate automatically when such participant’s employment or other service with the Company and its subsidiaries terminates.

Other Awards. The Administrator may approve the grant of other awards under the 2022 Incentive Plan, including unrestricted stock awards (which may be sold for par value or a higher purchase price, and granted in respect of past services or other consideration, or in lieu of cash compensation, as determined by the Administrator) and cash-based awards. The Administrator will determine the terms of such awards, including, with respect to any cash-based awards, the maximum duration, vesting conditions, and any cash-denominated payment amount, formula or ranges, in its discretion.

Treatment of Awards upon a Change in Control.

In the event of a change in control of the Company (as described further below), awards may be assumed or continued or substituted with new awards, with appropriate adjustments to the awards. If any awards are not assumed, continued or substituted for in our change in control, then the 2022 Incentive Plan and outstanding awards will terminate upon the change in control, provided that (unless specified otherwise in an award certificate), options and stock appreciation rights with time-based vesting will become fully vested and exercisable, any other awards with time-based vesting will become fully vested and nonforfeitable, and with respect to any awards with performance-based vesting, the target payout opportunities under such awards will be deemed fully earned based on actual level of achievement of the performance goals measured as of the date of the change in control. The Company may choose to provide payment in cash or in kind to participants that held such exercisable options or stock appreciation rights, in exchange for cancellation of such awards, an amount based on the per share value of the consideration payable to or received by shareholders in the change in control (net of the applicable exercise price) or provide a specified period prior to the change in control during which the exercisable options and stock appreciation rights may be exercised. The Company also may provide payment in cash or in kind to participants that held other vested awards, in an amount equal to the per share value of the consideration payable to or received by shareholders in the change in control for each share subject to the award.

With respect to awards granted under the 2022 Incentive Plan that are assumed by a successor entity or otherwise equitably continued or substituted in connection with our change in control, if within one year after the effective date of the change in control, a participant’s employment is terminated without “cause” or the participant resigns for “good reason” (but only to the extent such “good reason” resignation applies to the awards, as discussed further below), as such terms are defined in the 2022 Incentive Plan, then (i) all of that participant’s outstanding options or stock appreciation rights will become fully exercisable; (ii) all time-based vesting restrictions on that participant’s outstanding awards will lapse; and (iii) the payout level under all of that participant’s outstanding performance-based awards will be deemed to have been earned as of the date of termination based upon the actual level of achievement of all relevant performance goals (measured as of the end of the calendar quarter immediately preceding the date of termination).

Under the 2022 Incentive Plan, a change in control of the Company is referred to as a “Sale Event,” and generally refers to (i) the sale of all or substantially all of the assets of the Company to an unrelated party, (ii) a merger, reorganization or consolidation where the holders of the Company’s outstanding voting power and outstanding stock immediately before such transaction do not own a majority of the outstanding voting power and outstanding stock or other equity interests of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction, (iii) the sale of all of our common stock to an unrelated party or group acting in concert, (iv) any other transaction in which the owners of our outstanding voting power immediately before such transaction do not own at least a majority of the outstanding voting power of the Company or any successor entity immediately upon completion of such transaction, other than as a result of the acquisition of securities directly from the Company; or (v) individuals who, as of the effective date of the 2022 Incentive Plan, constitute the Board (the “Incumbent Directors”) cease to constitute at least a majority of the Board (or board of our successor or survivor), provided that any person becoming a director subsequent to such effective date but before any change in control of the Company, whose election or nomination for election was approved or recommended by a vote of a majority of the Incumbent Directors then on the Board, will be an Incumbent Director, subject to certain exceptions.

Under the 2022 Incentive Plan, “cause” generally has the meaning assigned such term in any employment, severance or similar agreement between the participant and the Company (or any of its parents or subsidiaries), except that if there is no such employment, severance or similar agreement in which “cause” is defined, and unless otherwise defined in the applicable award certificate, “cause” generally will mean any of the participant’s: (i) failure to perform substantially the participant’s duties with the Company and/or any of its parents or subsidiaries (excluding failure due to disability), (ii) engaging in illegal conduct or gross misconduct materially injurious to the Company or any of its parents or subsidiaries, (iii) engaging in conduct or misconduct that materially harms the reputation or financial position of the Company or any of its parents or subsidiaries, (iv) obstructing, impeding or failing to materially cooperate with a Board-authorized investigation, (v) being convicted of, or pleading no contest to, a felony or of a crime involving fraud, dishonesty, violence or moral turpitude, (vi) being found liable in any SEC or other civil or criminal securities law action, (vii) committing an act of fraud or embezzlement against the Company or any of its parents or subsidiaries, or (viii) accepting a bribe or kickback.

Under the 2022 Incentive Plan, “good reason,” or a similar term denoting constructive termination, generally has the meaning, if any, assigned such phrase in any employment, consulting, severance or similar agreement between a participant and the Company or any of its parents or subsidiaries, except that if there is no such employment, consulting, severance or similar agreement in which such term is defined, “good reason” will have the meaning, if any, given such term in the applicable award certificate. If not defined in either such document, the term “good reason” will not apply to a particular award.

The 2022 Incentive Plan also permits, in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock, the grant of awards upon the assumption of or substitution for outstanding awards previously granted by another company or entity. These awards generally will not reduce the shares available for issuance under the 2022 Incentive Plan. The 2022 Incentive Plan further permits, in the event of an acquisition of or combination with a company by us or any of our subsidiaries, and to the extent permitted by applicable law, the grant of certain awards pursuant to shares that were available under a pre-existing equity plan approved by such other company’s shareholders (with appropriate adjustments made to reflect such acquisition or combination), subject to the limitations specified in the 2022 Incentive Plan.

Discretionary Acceleration. The Administrator may in its sole discretion at any time determine that all or a portion of a participant’s awards will become fully vested. The Administrator may discriminate among participants or among awards in exercising such discretion.

Limitations on Transfer; Beneficiaries. A participant generally may not sell, assign, transfer, or otherwise encumber or dispose of an award other than by will or the laws of descent and distribution or pursuant to a domestic relations order, and options and stock appreciation rights generally may be exercised, during a participant’s lifetime, only by the participant (or the participant’s legal representative or guardian in the event of the participant’s incapacity). However, the Administrator may permit the transfer of nonstatutory stock options (other than transfers for value) to immediate family members, to trusts for the benefit of family members or partnerships in which such family members are the only partners, subject to the requirements of the 2022 Incentive Plan and applicable award certificate. A participant may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the participant and to receive any payment with respect to any award upon or after the participant’s death.

Termination and Amendment. Our Board at any time may amend or discontinue the 2022 Incentive Plan. The Administrator at any time may amend or cancel any outstanding award to satisfy changes in law or for any other lawful purpose, but no such action will materially and adversely affect rights under an outstanding award without the holder’s consent. If an amendment would constitute an amendment requiring shareholder approval under applicable listing requirements or for purposes of qualifying the 2022 Incentive Plan (as determined by the Administrator) for grants of incentive stock options, then such amendment will be subject to shareholder approval. No awards will be granted under the 2022 Incentive Plan after the ten-year anniversary of the 2022 Incentive Plan’s effective date and no grants of incentive stock options will be made under the 2022 Incentive Plan after the ten-year anniversary of the date the 2022 Incentive Plan was approved by the Board.

Shareholder Rights. Until shares of our common stock have been deemed delivered, no right to vote or receive dividends or any rights of a shareholder will exist with respect to the shares of our common stock under an award.

Clawbacks. Awards under the 2022 Incentive Plan are subject to the Company’s clawback policy.

Certain Federal Income Tax Effects

The U.S. federal income tax discussion set forth below is intended for general information only and does not purport to be a complete analysis of all of the potential tax effects of the 2022 Incentive Plan. It is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. State and local income tax consequences are not discussed, and may vary from locality to locality. Tax consequences for any particular individual may differ.

Nonstatutory Stock Options. Generally, there will be no federal income tax consequences to the optionee or to us upon the grant of a nonstatutory stock option under the 2022 Incentive Plan with an exercise price equal to the fair market value of the underlying stock on the date of grant. When the optionee exercises a nonstatutory stock option, however, he or she will recognize ordinary income in an amount equal to the excess if any of the fair market value of the shares of common stock exercised under the option at the time of exercise over the exercise price of the exercised shares, and we will be allowed a corresponding federal income tax deduction. Any gain that the optionee realizes when he or she later sells or disposes of the shares will be short-term or long-term capital gain, depending on how long the shares were held.

Incentive Stock Options. There typically will be no federal income tax consequences to the optionee or to us upon the grant or exercise of an incentive stock option qualifying under Section 422 of the Code (unless the participant is subject to the alternative minimum tax). If the optionee holds the shares exercised under such option for the required holding period of more than two years after the date the option was granted and more than one year after exercise, then the difference between the amount realized upon sale or disposition of the exercised shares over the exercise price will be long-term capital gain or loss, and we will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before either or both of the required holding periods ends, he or she generally will recognize taxable ordinary income in an amount equal to the excess if any of the fair market value of the exercised shares at the time of exercise (or, if less, the amount realized on a sale of such shares of common stock) over the exercise price, and we will be allowed a federal income tax deduction equal to such amount. While the exercise of an incentive stock option does not result in current taxable income, the excess if any of the fair market value of the exercised shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee’s alternative minimum taxable income.

Stock Appreciation Rights. A participant receiving a stock appreciation right under the 2022 Incentive Plan with an exercise price equal to the fair market value of the underlying stock on the date of grant generally will not recognize income, and we will not be allowed a tax deduction, at the time the award is granted. When the participant exercises the stock appreciation right, the amount of cash and the fair market value of any shares of common stock received will be ordinary income to the participant, and we will be allowed a corresponding federal income tax deduction at that time. Any gain that the participant realizes when he or she later sells or disposes of any shares issued under a stock appreciation right will be short-term or long-term capital gain, depending on how long the shares were held.

Restricted Stock. Unless a participant makes an election to accelerate recognition of the income to the date of grant as described below, a participant generally will not recognize income, and we will not be allowed a tax deduction, at the time a restricted stock award is granted, provided that the award is nontransferable and is subject to a substantial risk of forfeiture. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the common stock as of that date (less any amount he or she paid for the stock), and we will be allowed a corresponding federal income tax deduction at that time. If the participant files an election under Code Section 83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date (less any amount paid for the stock), and we will be allowed a corresponding federal income tax deduction at that time. Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the Code Section 83(b) election.

Restricted Stock Units. A participant generally will not recognize income, and we will not be allowed a tax deduction, at the time a restricted stock unit award is granted. When the participant receives or has the right to receive shares of common stock (or the equivalent value in cash or other property) or if later, upon settlement of a restricted stock unit award, a participant generally will recognize ordinary income equal to the fair market value of the common stock or other property as of that date (less any amount he or she paid for the stock or property), and we will be allowed a corresponding federal income tax deduction at that time. Any additional gain or loss recognized upon any later disposition of shares received would be short-term or long-term capital gain or loss depending on how long the shares were held.

Cash Awards. A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time an award payable in cash is granted (for example, when performance goals are established). Upon receipt of cash in settlement of the award, a participant will recognize ordinary income equal to the cash received, and the Company will be allowed a corresponding federal income tax deduction at that time.

Unrestricted Stock. A participant generally will recognize ordinary income, and we will be allowed a tax deduction at the time an award of unrestricted stock is granted equal to the fair market value of the shares on the date the stock award is issued (or in the case of any unrestricted stock purchased, less any purchase price). Any additional gain or loss recognized upon any later disposition of shares received would be short-term or long-term capital gain or loss depending on how long the shares were held.

Limitations on Deductions under Section 162(m). Under Section 162(m) of the Code, the Company’s deduction for awards under the 2022 Incentive Plan may be limited to the extent that any “covered employee” (as defined in Section 162(m) of the Code) receives compensation in excess of $1 million a year. In addition, while the TDCC believes it is important to preserve the deductibility of compensation under Code Section 162(m) generally, the Board and the TDCC reserve the right to grant or approve awards or compensation that is non-deductible.

Code Section 409A. The 2022 Incentive Plan permits the grant of various types of incentive awards, which may or may not be exempt from Code Section 409A. If an award is subject to Code Section 409A, and if the requirements of Code Section 409A are not met, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties. Restricted stock awards, and stock options and stock appreciation rights that comply with the terms of the 2022 Incentive Plan are generally exempt from the application of Code Section 409A. Stock units, other stock-based awards and cash-based awards that are granted in one year and payable in a later year generally are subject to Code Section 409A unless they are designed to satisfy the short-term deferral exemption from such law. If not exempt, such awards must be specially designed to meet the requirements of Code Section 409A in order to avoid early taxation and penalties. If an award granted under the 2022 Incentive Plan is subject to and fails to satisfy the requirements of Code Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award is subject to Code Section 409A and fails to comply with Code Section 409A’s provisions, Code Section 409A imposes an additional 20% tax on compensation recognized as ordinary income, as well as interest on such deferred compensation.

Medicare Surtax. In addition, a participant’s annual “net investment income,” as defined in Section 1411 of the Code, may be subject to a 3.8% federal surtax. Net investment income may include capital gain and/or loss arising from the disposition of Shares issued pursuant to awards granted under the 2022 Incentive Plan. Whether a participant’s net investment income will be subject to this surtax will depend on the participant’s level of annual income and other factors.

Tax Withholding. The Company or any affiliate has the right to deduct or withhold, or require a participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including employment taxes) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the 2022 Incentive Plan.

THE FOREGOING IS ONLY A SUMMARY OF THE TAX EFFECT OF U.S. FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE GRANT AND VESTING OR EXERCISE OF AWARDS UNDER THE 2022 INCENTIVE PLAN. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A SERVICE PROVIDER’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE, OR NON-U.S. COUNTRY TO WHICH THE SERVICE PROVIDER MAY BE SUBJECT.

New Plan Benefits - Number of Awards Granted to Employees and Directors

Our executive officers and non-employee directors have an interest in this proposal because they are eligible to receive awards under the 2022 Incentive Plan, including that non-employee directors are eligible to receive certain annual equity awards as described above in the section titled “2024 Director Compensation.” As of the day following our Annual Meeting, each individual continuing as a non-employee director will automatically be granted an annual equity award of restricted stock units under the 2022 Incentive Plan. These restricted stock unit awards will be scheduled to vest as to all of the underlying shares on day prior to our next annual meeting of shareholders, subject to the non-employee director’s continued membership on the Board as of such date. The following table sets forth the dollar value of such restricted stock unit awards expected to be granted to our non-employee directors under the 2022 Incentive Plan on the date of our Annual Meeting, and assuming election of the nominees for directors who are standing for election at the Annual Meeting. The number of shares of our common stock that will be subject to such restricted stock unit awards will not be known until their date of grant.

Name of Non-Employee Director or Group	Dollar Value of Awards (4)	Number of Shares Subject to Restricted Stock Units Expected to be Granted
Moonhie Chin	175,000
Alex Davern	175,000
John Donofrio	175,000
Rajani Ramanathan	175,000
Jeroen van Rotterdam	175,000
Yuval Wasserman	175,000
All current directors who are not executive officers, as a group	1,050,000
The number of shares of our common stock subject to each restricted stock unit award will be determined by dividing $175,000 by the closing price of a share of our common stock on the day following the Annual Meeting.
The number of awards, and shares of our common stock subject to the awards, that an employee, director, or consultant may receive under the 2022 Incentive Plan is in the discretion of the Administrator and therefore cannot be determined in advance (other than the automatic annual restricted stock unit awards described above for our non-employee directors). The following table sets forth the aggregate number of shares subject to restricted stock units granted under the 2022 Incentive Plan during fiscal 2024 to each of our named executive officers; our current executive officers, as a group; directors who are not executive officers, as a group; and all employees who are not executive officers, as a group. As of March 21, 2025, 2025, the closing price of a share of our common stock on the Nasdaq Global Select Market was $28.21 per share.

Summary
The Board believes that it is in the best interests of the Company and its shareholders to continue to provide employees, consultants and directors with the opportunity acquire an ownership interest in the Company through the grant of awards under the 2022 Incentive Plan and thereby encourage them to remain in our service and more closely align their interests with those of our shareholders.
The approval of an amendment to the FARO Technologies, Inc. 2022 Equity Incentive Plan to increase the number of shares reserved for issuance thereunder by 1,500,000 requires the affirmative vote of a majority of the votes cast by the shareholders. Abstentions and broker non-votes will have no impact on the outcome of this matter.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth the number of shares of our common stock beneficially owned as of March 21, 2025 (except as noted in the footnotes below) by each of our directors and named executive officers, all of our current directors and executive officers as a group, and each person known to us to own beneficially more than 5% of our common stock. The percentage of beneficial ownership is based on 19,225,837 shares of common stock outstanding as of March 21, 2025 (or such other date, as indicated).
We have determined beneficial ownership in accordance with the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Unless otherwise indicated in the footnotes below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable.
Unless otherwise noted in the footnotes below, the address of each beneficial owner is in the care of FARO Technologies, Inc., 125 Technology Park, Lake Mary, Florida 32746.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent
Named Executive Officers and Directors (1)
John Donofrio	64,336	*
Yuval Wasserman	153,512	*
Jeroen van Rotterdam	38,689	*
Alex Davern	118,843	*
Moonhie Chin	28,798	*
Rajani Ramanathan	21,948	*
Peter J. Lau	29,319	*
Matthew Horwath	10,977	*
Phillipe Delnick	—	*
All current directors and executive officers as a group (9 persons)	466,422	2.4%
5% or Greater Shareholders
BlackRock, Inc. (2)	1,723,241	9.0%
Vanguard Group, Inc. (3)	1,525,424	7.9%
Divisar Capital Management, LLC (4)	1,378,303	7.2%
Royce & Associates LP (5)	1,409,031	7.3%
Harvey Partners, LLC (6)	1,006,000	5.2%
Needham Investment Management, L.L.C. (7)	1,029,250	5.4%

*	Represents less than one percent of our outstanding common stock.
(1) For each of the Directors, the Number of Shares Beneficially Owned includes 10,404 shares of common stock issuable upon the vesting of RSUs within 60 days of March 21, 2025. In addition, the amount included for “All current directors and executives officers as a group” includes 62,424 shares of common stock issuable upon the vesting of RSUs within 60 days of March 21, 2025.
(2) The number of shares reported is based solely on the Schedule 13G/A filed with the SEC on February 5, 2025, by BlackRock, Inc., a parent holding company or control person, reporting holdings as of December 31, 2024. The address of BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001. The Schedule 13G/A reports that BlackRock, Inc. has sole voting power with respect to 1,668,922 shares, shared voting power with respect to 0 shares, sole dispositive power with respect to 1,723,241 shares and shared dispositive power with respect to 0 shares.
(3) The number of shares reported is based solely on the Schedule 13G/A filed with the SEC on February 13, 2024, by The Vanguard Group, Inc., an investment adviser, reporting holdings as of December 29, 2023. The Vanguard Group, Inc.’s address is 100 Vanguard Blvd., Malvern, PA 19355. According to the Schedule 13G/A, The Vanguard Group, Inc. does not have sole voting power over any shares, they have shared voting power with respect to 10,519 shares, sole dispositive power with respect to 1,507,382 shares and shared dispositive power with respect to 17,592 shares.

(4)    The number of shares reported is based solely on the Schedule 13G/A filed with the SEC on February 14, 2025, Divisar Capital Management, LLC, which reported being the beneficial holder of 1,378,303 shares of common stock as of December 31, 2024, shares which may be deemed beneficially owned by Divisar Capital Management, LLC in its capacity as general partner and investment manager to Divisar Partners QP, L.P. Mr. Steven Baughman, as CEO of Divisar Capital Management, LLC, with the power to exercise investment and voting discretion, may be deemed to be the beneficial owner of all shares of common stock held by the funds managed by Divisar Capital Management, LLC. Out of the 1,378,303 shares reported, 1,288,005 shares were held by Divisar Partners QP, L.P. who disclaimed beneficial ownership over the reported shares. As of December 31, 2024, Divisar Capital Management LLC and Mr. Baughman each had the shared power to vote 1,378,303 shares of common stock and the shared power to dispose of 1,378,303 shares of common stock, and Divisar Partners QP, L.P. had the shared power to vote 1,288,005 shares of common stock and the shared power to dispose of 1,288,005 shares of common stock. The address of Divisar Capital Management LLC is 275 Sacramento Street, 8th Floor, San Francisco, CA 94111.
(5)    The number of shares reported is based solely on the Schedule 13G/A filed with the SEC on October 15, 2024, by Royce & Associates LP, a parent holding company or control person, reporting holdings as of September 30, 2024. The address of Royce & Associates LP, is 745 Fifth Avenue, New York, NY 10151. The Schedule 13G/A reports that Royce & Associates LP has sole voting power with respect to 1,409,031 shares, shared voting power with respect to 0 shares, sole dispositive power with respect to 1,409,031 shares and shared dispositive power with respect to 0 shares.
(6)    The number of shares reported is based solely on the Schedule 13G filed with the SEC on November 14, 2024, by Harvey Partners, LLC, a parent holding company or control person. As of September 30, 2024, Harvey SMidCap Fund, LP, a Delaware limited partnership (“SMidCap Fund”), held 66,019 shares and Harvey Master Fund, L.P., a Cayman Islands exempted limited partnership (“Master Fund”), held 38,927 shares. Harvey Partners, LLC is the investment manager of SMidCap Fund and Master Fund, and as such, possesses the sole power to vote and the sole power to direct the disposition of all shares held by SMidCap Fund and Master Fund. As of September 30, 2024, Harvey Partners, LLC held 901,054 shares in managed accounts. James A. Schwartz and Jeffrey C. Moskowitz, the Managing Members of Harvey Partners, LLC, share voting and investment power with respect to all shares beneficially owned by Harvey Partners, LLC. The address of Harvey Partners, LLC is 120 White Plains Road, Suite 430, Tarrytown, NY 10591. As of September 30, 2024, Harvey Partners, LLC is deemed to have sole dispositive authority with respect to 1,006,000 shares and sole voting authority over 1,006,000 shares.
(7)    Based solely on the Schedule 13G/A filed with the SEC on November 13, 2024, Needham Asset Management, LLC is the managing member of Needham Investment Management L.L.C., which serves as investment adviser to various series of The Needham Funds, Inc. and the general partner to certain private investment funds that hold 1,029,250 shares of common stock of the Issuer. Needham Investment Management L.L.C. serves as investment adviser to various series of The Needham Funds, Inc. and general partner to certain private investment funds that hold 1,029,250 shares of common stock of the Issuer. George A. Needham is a control person of Needham Asset Management, LLC, which is the managing member of Needham Investment Management L.L.C., which serves as investment adviser to various series of The Needham Funds, Inc. and the general partner to certain private investment funds that hold 1,029,250 shares of common stock of the Issuer. Needham Asset Management, LLC, Needham Investment Management L.L.C. and George A. Needham share voting and investment power with respect to all shares. The address for Needham Asset Management is 250 Park Avenue, 10th Floor, New York, New York 10117.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Review, Approval or Ratification of Transactions with Related Persons
Our Board has adopted a Statement of Policy and Procedures with respect to Related Person Transactions, which sets forth in writing the policies and procedures for the review, approval or ratification of any transaction (or any series of similar transactions) in which the Company, including any of its subsidiaries, were, are or will be a participant, in which the amount involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect material interest. For purposes of the policy, a “related person” is:
•Any person who is, or at any time since the beginning of our last year was, our executive officer or director or a nominee to become one of our directors;
•Any shareholder beneficially owning in excess of 5% of our outstanding common stock;
•Any immediate family member of any of the foregoing persons; or
•Any firm, corporation or other entity in which any of the foregoing persons is employed or is a general partner or principal or in which such person has a 10% or greater beneficial ownership interest.
Our Board has charged the Audit Committee with reviewing and approving related person transactions. Prior to the approval of, entry into, or amendment to a related person transaction, our Audit Committee reviews the proposed transaction and considers all relevant facts and circumstances, including:
•The benefits to the Company from the proposed transaction;
•The impact of the proposed transaction on the independence of the members of the Board, if applicable;
•The availability of unrelated parties to perform similar work for a similar price in a similar timeframe;
•The terms of the proposed transaction; and
•The terms available to unrelated third parties or employees generally.
The Audit Committee approves only those related person transactions that are in, or are not inconsistent with, the best interests of the Company and our shareholders. The Audit Committee may approve a proposed related person transaction if it finds that it has been fully apprised of all significant conflicts that may exist or otherwise may arise on account of the transaction, and it nonetheless believes that we are warranted in entering into the related person transaction, and the Audit Committee has developed an appropriate plan to manage the potential conflicts of interest.
Other than a transaction involving compensation, including the grant of equity awards, that is approved by our Board or TDCC, we will only consummate or continue a related person transaction if it has been approved or ratified by our Audit Committee in accordance with the guidelines set forth in the policy.
There were no transactions in 2024, and none are currently proposed, in which the Company was or is a participant, the amount exceeded $120,000 and a related person had or will have a direct or indirect material interest.

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our directors, executive officers, and persons holding more than 10% of our common stock to report their initial ownership of the common stock and other equity securities and any changes in that ownership in reports that must be filed with the SEC. The SEC has designated specific deadlines for these reports, and we must identify in this proxy statement those persons who did not file these reports when due.
Based solely on a review of reports furnished to us, or written representations from reporting persons, we believe all directors, executive officers, and 10% owners timely filed all reports regarding transactions in our securities required to be filed for 2024 by Section 16(a) under the Exchange Act, except that a Form 4 on behalf of Mr. van Rotterdam reporting one transaction was filed late on November 21, 2024.

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING
The Board of Directors and management do not know of any matters before the Annual Meeting other than those to which we refer in the Notice of 2025 Annual Meeting and this Proxy Statement. If any other matters properly come before the Annual Meeting, the proxy holders will vote the shares in accordance with their best judgment. To bring business before an annual meeting of shareholders, a shareholder must give written notice to our Secretary before the meeting and comply with the terms and time periods specified in our Bylaws and described under “Deadline for Receipt of 2026 Shareholder Proposals and Director Nominees.” No shareholder has given written notice that such shareholder intends to bring business before the Annual Meeting in compliance with the terms and time periods specified in our Bylaws.

DEADLINE FOR RECEIPT OF 2026 SHAREHOLDER PROPOSALS AND DIRECTOR NOMINEES
If a shareholder wants to have a proposal formally considered at the 2026 annual meeting of shareholders and included in our proxy statement for that meeting pursuant to SEC Rule 14a-8, we must receive the proposal in writing on or before December 11, 2025 and the proposal must comply with SEC rules; provided, however, that if the date of our 2026 annual meeting of shareholders is more than 30 days before or after May 21, 2026 (the one-year anniversary of the Annual Meeting), the deadline will be a reasonable time before we begin to print and send our proxy materials to shareholders.
In addition, if a shareholder wants to make a proposal for consideration at the 2026 annual meeting of shareholders other than pursuant to SEC Rule 14a-8, the shareholder must comply with the advance notice provisions and other requirements set forth in our Bylaws. Under our Bylaws, we must receive the proposal not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting of shareholders. In the event that the date of the annual meeting is advanced more than 30 days before or delayed more than 60 days after such anniversary date, notice by the shareholder must be received not more than 120 days prior to such annual meeting and not less than the later of 90 days prior to such annual meeting or ten days following the day on which public announcement of the date of the annual meeting is first made. For the 2026 annual meeting of shareholders, we must receive the proposal, which must conform to the notice requirements set forth in our Bylaws, between January 21, 2026 and February 20, 2026.
If a shareholder wants to nominate a person for election to the Board of Directors, the shareholder must comply with the advance notice provisions and other requirements set forth in our Bylaws, as described under the heading “Corporate Governance and Board Matters—Board Meetings and Committees—Nominating, Governance and Sustainability Committee,” beginning on page 10 of this Proxy Statement. In addition to satisfying the requirements of our Bylaws, shareholders who intend to nominate directors other than the directors we have nominated must also comply with the additional requirements of Rule 14a-19 under the Exchange Act and must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.
If we do not receive a shareholder proposal or director nomination by the appropriate deadline and in compliance with applicable requirements, then such proposal may not be brought before the 2026 annual meeting of shareholders.

2024 ANNUAL REPORT
On February 24, 2025, we filed with the SEC our Annual Report on Form 10-K for the year ended December 31, 2024. Copies of our 2024 Annual Report on Form 10-K, including the financial statements thereto, without the accompanying exhibits, may be obtained without charge by writing to: FARO Technologies, Inc., Attention: Investor Relations, 125 Technology Park, Lake Mary, Florida 32746; by accessing our website at www.faro.com/about-faro/investor-relations/sec-filings or by accessing the SEC’s EDGAR database at www.sec.gov. A list of exhibits is included in the 2024 Annual Report on Form 10-K, and exhibits are available from us upon payment to us of the cost of furnishing them.

By Order of the Board of Directors,

/s/ Matthew Horwath
Matthew Horwath
Chief Financial Officer

April 10, 2025

APPENDIX A - RECONCILIATION OF NON-GAAP MEASURES USED IN CD&A
This proxy statement contains information about our financial results that are not presented in accordance with U.S. generally accepted accounting principles (“GAAP”).
We present EBITDA, which is calculated as net (loss) income before interest (income) expense, net, income tax expense and depreciation and amortization and fair value adjustments, and Adjusted EBITDA, which is calculated as EBITDA, excluding other (income) expense, net, stock-based compensation, and restructuring and other charges, as measures of our operating profitability. The most directly comparable GAAP measure to EBITDA and Adjusted EBITDA is net loss. We also present Adjusted EBITDA margin, which is calculated as Adjusted EBITDA as a percent of total sales.
In this proxy statement, we included non-GAAP total sales on a constant currency basis. The most directly comparable GAAP measure to total sales on a constant currency basis is total sales. We believe constant currency information is useful in analyzing underlying trends in our business and the commercial performance of our products by eliminating the impact of highly volatile fluctuations in foreign currency markets and allows for period-to-period comparisons of our performance. For simplicity, we may elect to omit this information in future periods if we determine a lack of material impact. To present this information, current period performance for entities reporting in currencies other than U.S. dollars are converted to U.S. dollars at the exchange rate in effect during the last day of the prior comparable period.
Management believes that these non-GAAP financial measures provide investors with relevant period-to-period comparisons of our core operations using the same methodology that management employs in its review of the Company’s operating results. These financial measures are not recognized terms under GAAP and should not be considered in isolation or as a substitute for a measure of financial performance prepared in accordance with GAAP. These non-GAAP financial measures have limitations that should be considered before using these measures to evaluate a company’s financial performance. These non-GAAP financial measures, as presented, may not be comparable to similarly titled measures of other companies due to varying methods of calculation. The financial statement tables that accompany this proxy statement include a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures.

RECONCILIATION OF NET INCOME (LOSS) TO EBITDA AND ADJUSTED EBITDA
(UNAUDITED)

(in thousands)	2024	2023
Net loss	$(9,066)	$(56,577)
Interest expense, net	3,551	3,348
Income tax expense	8,132	2,515
Depreciation and amortization and fair value adjustments	15,737	15,377
EBITDA	18,354	(35,337)
Other expense, net	712	1,178
Stock-based compensation	11,689	17,833
Restructuring and other costs (1)	8,855	19,043
Adjusted EBITDA	$39,610	$2,717
Adjusted EBITDA margin (2)	11.6%	0.8%

(1)     On February 14, 2020, our Board of Directors approved a global restructuring plan (the “Restructuring Plan”), which is intended to support our strategic plan in an effort to improve operating performance and ensure that we are appropriately structured and resourced to deliver increased and sustainable value to our shareholders and customers. On February 7, 2023, our Board of Directors approved an integration plan (the “Integration Plan”), which is intended to streamline and simplify operations, particularly around our recent acquisitions and the resulting redundant operations and offerings. The Restructuring and other costs primarily consist of severance and related benefits. Substantially all of our planned activities under the Restructuring Plan and the Integration Plan are complete. On November 1, 2024, our Board of Directors approved a restructuring plan (the “2024 Restructuring Plan”), which is intended to support its strategic plan in an effort to improve operating performance and streamline and simplify operations, particularly around our redundant operations and underperforming countries primarily driven by economic and demand challenges in the manufacturing and construction sectors.
(2)     Calculated as Adjusted EBITDA as a percentage of total sales.
A-1

RECONCILIATION OF GAAP GROSS MARGIN TO NON-GAAP GROSS MARGIN
(UNAUDITED)

(in thousands)	2024	2023
Gross profit, as reported	$187,153	$164,999
Stock-based compensation (1)	1,468	1,335
Restructuring and other costs	270	1,377
Non-GAAP adjustments to gross profit	1,738	2,712
Non-GAAP gross profit	$188,891	$167,711
Gross margin, as reported	54.7%	46.0%
Non-GAAP gross margin	55.2%	46.7%
(1)     We exclude stock-based compensation, which is non-cash, from the non-GAAP financial measures because the Company believes that such exclusion provides a better comparison of results of ongoing operations for current and future periods with such results from past periods.

A-2

APPENDIX B – 2022 INCENTIVE PLAN, AS AMENDED
FARO TECHNOLOGIES, INC.
2022 EQUITY INCENTIVE PLAN
(As Amended May 21, 2025)

SECTION 1. GENERAL PURPOSE OF THE PLAN; DEFINITIONS
The name of the plan is the Faro Technologies, Inc. 2022 Equity Incentive Plan (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and Consultants of Faro Technologies, Inc. (the “Company”) and its Affiliates upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its shareholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.
The Plan is the successor to and continuation of the FARO Technologies, Inc. 2014 Stock Incentive Plan (the “2014 Plan”). From and after the Effective Date, no additional awards may be granted under the 2014 Plan. All outstanding awards granted under the 2014 Plan or the FARO Technologies, Inc. 2009 Equity Incentive Plan (the “2009 Plan” and, together with the 2014 Plan, the “Prior Plans”) will remain subject to the terms of the Prior Plans.
The following terms shall be defined as set forth below:
“Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.
“Administrator” means either the Board or the compensation committee of the Board or a similar committee performing the functions of the compensation committee and which is comprised of not less than two Non-Employee Directors who are independent.
“Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Act. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.
“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Units, Restricted Stock Awards, Unrestricted Stock Awards, Cash-Based Awards, and Dividend Equivalent Rights.
“Award Certificate” means a written or electronic document setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Certificate is subject to the terms and conditions of the Plan.
“Board” means the Board of Directors of the Company.
“Cash-Based Award” means an Award entitling the recipient to receive a cash-denominated payment.
“Cause” as a reason for a grantee’s termination of employment shall have the meaning assigned such term in the employment, severance or similar agreement, if any, between such grantee and the Company or an Affiliate, provided, however that if there is no such employment, severance or similar agreement in which such term is defined, and unless otherwise defined in the applicable Award Certificate, “Cause” shall mean any of the following acts by the grantee, as determined by the Administrator: (i) the failure of the grantee to perform substantially his duties with the Company and/or any Affiliate (excluding any such failure resulting from the grantee’s disability) after a written demand for substantial performance is delivered to the grantee by or on behalf of the Board which identifies the manner in which the Board believes that the grantee has not substantially performed his duties and providing the grantee a minimum of 30 days to cure the identified deficiencies, (ii) the grantee engaging in illegal conduct or gross misconduct that is materially injurious to the Company or any Affiliate, (iii) the grantee engaging in conduct or misconduct that materially harms the reputation or financial position of the Company or any Affiliate, (iv) the grantee obstructing, impeding or failing to materially cooperate with an investigation authorized by the Board (provided that the grantee shall be given written notice and a reasonable opportunity to cure any alleged breach of this clause (iv)), (v) the grantee being convicted of, or pleading nolo contendere to, a felony or of a crime involving fraud, dishonesty, violence or moral turpitude, (vi) the grantee is found liable in any SEC or other civil or criminal securities law action, (vii) the grantee commits an act of fraud or embezzlement against the Company or any Affiliate, or (viii) the grantee accepting a bribe or kickback. The determination of the Committee as to the existence of “Cause” shall be conclusive on the grantee and the Company.
“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.
“Consultant” means a consultant or adviser who provides bona fide services to the Company or an Affiliate as an independent contractor and who qualifies as a consultant or advisor under Instruction A.1.(a)(1) of Form S-8 under the Act.

“Dividend Equivalent Right” means an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the grantee.
“Effective Date” means the date on which the Plan becomes effective as set forth in Section 19.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.
“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is listed on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), NASDAQ Global Market, The New York Stock Exchange or another national securities exchange or traded on any established market, the determination shall be made by reference to market quotations. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations.
“Full Value Award” means an Award other than in the form of a Stock Option or Stock Appreciation Right, and which is settled by the issuance of Stock (or at the discretion of the Administrator, settled in cash valued by reference to Stock value).
“Good Reason” (or a similar term denoting constructive termination) has the meaning, if any, assigned such term in the employment, consulting, severance or similar agreement, if any, between a Participant and the Company or an Affiliate; provided, however, that if there is no such employment, consulting, severance or similar agreement in which such term is defined, “Good Reason” shall have the meaning, if any, given such term in the applicable Award Certificate. If not defined in either such document, the term “Good Reason” as used herein shall not apply to a particular Award.
“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.
“Minimum Vesting Period” means the one-year period following the date of grant of an Award.
“Non-Employee Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.
“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.
“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.
“Restricted Shares” means the shares of Stock underlying a Restricted Stock Award that remain subject to a risk of forfeiture or the Company’s right of repurchase.
“Restricted Stock Award” means an Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant.
“Restricted Stock Units” means an Award of stock units subject to such restrictions and conditions as the Administrator may determine at the time of grant.
“Sale Event” shall mean (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a merger, reorganization or consolidation pursuant to which the holders of the Company’s outstanding voting power and outstanding stock immediately prior to such transaction do not own a majority of the outstanding voting power and outstanding stock or other equity interests of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction, (iii) the sale of all of the Stock of the Company to an unrelated person, entity or group thereof acting in concert, (iv) any other transaction in which the owners of the Company’s outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of the Company or any successor entity immediately upon completion of the transaction other than as a result of the acquisition of securities directly from the Company; or (v) individuals who, as of the Effective Date, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board or other governing body or entity of the Company, its successor or survivor, provided that any person becoming a director subsequent to the Effective Date but prior to any Sale Event, whose election or nomination for election was approved or recommended by a vote of a majority of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination), shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director.
“Sale Price” means the value as determined by the Administrator of the consideration payable, or otherwise to be received by shareholders, per share of Stock pursuant to a Sale Event.
“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.
“Service Relationship” means any relationship as an employee, director or Consultant of the Company or any Affiliate (e.g., a Service Relationship shall be deemed to continue without interruption in the event an individual’s status changes from full-time employee to part-time employee or Consultant).

“Stock” means the Common Stock, par value $0.001 per share, of the Company, subject to adjustments pursuant to Section 3.
“Stock Appreciation Right” means an Award entitling the recipient to receive shares of Stock (or cash, to the extent explicitly provided for in the applicable Award Certificate) having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.
“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has at least a 50 percent interest, either directly or indirectly.
“Substitute Award” means an Award granted under the Plan in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock, in any case, upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option or Stock Appreciation Right.
“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation.
“Unrestricted Stock Award” means an Award of shares of Stock free of any restrictions.

SECTION 2. ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS
(a) Administration of Plan. The Plan shall be administered by the Administrator.
(b) Powers of Administrator. The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:
(i) to select the individuals to whom Awards may from time to time be granted;
(ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Unrestricted Stock Awards, Cash-Based Awards, and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;
(iii) to determine the number of shares of Stock to be covered by any Award;
(iv) to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the forms of Award Certificates;
(v) to accelerate at any time the exercisability or vesting of all or any portion of any Award;
(vi) subject to the provisions of Section 5(c), to extend at any time the period in which Stock Options may be exercised; and
(vii) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.
All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.
(c) Delegation of Authority to Grant Awards. Subject to applicable law, the Administrator, in its discretion, may delegate to a committee consisting of one or more officers of the Company including the Chief Executive Officer of the Company all or part of the Administrator’s authority and duties with respect to the granting of Awards to individuals who are (i) not subject to the reporting and other provisions of Section 16 of the Exchange Act and (ii) not members of the delegated committee. Any such delegation by the Administrator shall include a limitation as to the amount of Stock underlying Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan.

(d) Award Certificate. Awards under the Plan shall be evidenced by Award Certificates that set forth the terms, conditions and limitations for each Award which may include, without limitation, the term of an Award and the provisions applicable in the event employment or service terminates.
(e) Indemnification. Neither the Board nor the Administrator, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Administrator (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s articles or bylaws or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.
(f) Foreign Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have employees or other individuals eligible for Awards, the Administrator, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Administrator determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Administrator determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.
(g) Minimum Vesting Period. The vesting period for each Award granted under the Plan must be at least equal to the Minimum Vesting Period; provided, however, notwithstanding the foregoing, (i) up to five percent of the shares of Stock authorized for issuance under the Plan may be utilized for Unrestricted Stock Awards or other Awards with a vesting period that is less than the Minimum Vesting Period (each such Award, an “Excepted Award”) and (ii) annual Awards to Non-Employee Directors that occur in connection with the Company’s annual meeting of shareholders may vest on the earlier of the one-year anniversary of the date of grant or the date of the Company’s next annual meeting of shareholders which is at least 50 weeks after the immediately preceding year’s annual meeting. Notwithstanding the foregoing, (x) in addition to Excepted Awards, the Administrator may grant Awards that vest (or permit previously granted Awards to vest) within the Minimum Vesting Period (i) if such Awards are Substitute Awards that were scheduled to vest within the Minimum Vesting Period or (ii) if such Awards are being granted in lieu of fully vested cash compensation and (y) nothing in this Section 2(g) shall limit the Administrator’s authority to provide for the accelerated vesting of Awards in the terms of an Award Certificate or as permitted in Section 2(b)(v) above.

SECTION 3. STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION
(a) Stock Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 3,500,000 shares, subject to adjustment as provided in this Section 3, plus (i) 366,511 shares which represent any shares that, as of the business day immediately prior to the Effective Date, have been reserved but not issued pursuant to any awards granted under the 2014 Plan and are not subject to any awards granted thereunder and (ii) any shares subject to stock options, restricted stock units, or similar awards granted under the Prior Plans that, on or after the Effective Date, expire or otherwise terminate without having been exercised in full or are forfeited to or repurchased by the Company due to failure to vest, with the maximum number of shares that may be added under the foregoing clause (ii) equal to 1,433,480 shares. For purposes of this limitation, (x) the shares of Stock underlying any awards under the Plan and under the Prior Plans that are forfeited, canceled or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan and, to the extent permitted under Section 422 of the Code and the regulations promulgated thereunder, the shares of Stock that may be issued as Incentive Stock Options and (y) each share of Stock underlying Full Value Awards granted under the Prior Plans that again become available as provided in this Section 3(b) shall increase the share reserve under this Section 3(a) by 1.7 shares of Stock. Notwithstanding the foregoing, the following shares shall not be added to the shares authorized for grant under the Plan: (i) shares tendered or held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, and (ii) shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right upon exercise thereof. In the event the Company repurchases shares of Stock on the open market, such shares shall not be added to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that no more than 3,500,000 shares of the Stock may be issued in the form of

Incentive Stock Options. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company. Awards that may be settled solely in cash shall not be counted against the share reserve.
(b) Changes in Stock. Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Incentive Stock Options, (ii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iii) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, and (iv) the exercise price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of shares subject to Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The Administrator shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.
(c) Mergers and Other Transactions. In the case of and subject to the consummation of a Sale Event, the parties thereto may cause the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree. To the extent the parties to such Sale Event do not provide for the assumption, continuation or substitution of Awards, upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate. In such case, except as may be otherwise provided in the relevant Award Certificate, (i) all Options and Stock Appreciation Rights with time-based vesting conditions or restrictions that are not vested and/or exercisable immediately prior to the effective time of the Sale Event shall become fully vested and exercisable as of the effective time of the Sale Event, (ii) all other Awards with time-based vesting, conditions or restrictions shall become fully vested and nonforfeitable as of the effective time of the Sale Event, and (iii) the target payout opportunities attainable under outstanding performance-based Awards shall be deemed to have been fully earned as of the effective date of the Sale Event based upon the actual level of achievement of all relevant performance goals against target measured as of the date of the Sale Event, and there shall be a payout to grantees within sixty (60) days following the Sale Event (unless a later date is required by Section 409A). In the event of such termination, (i) the Company shall have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale Price multiplied by the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights (provided that, in the case of an Option or Stock Appreciation Right with an exercise price equal to or greater than the Sale Price, such Option or Stock Appreciation Right shall be cancelled for no consideration); or (ii) each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights (to the extent then exercisable) held by such grantee. The Company shall also have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the grantees holding other Awards in an amount equal to the Sale Price multiplied by the number of vested shares of Stock under such Awards.
With respect to Awards assumed by the successor entity or otherwise equitably continued or substituted in connection with a Sale Event: if within one year after the effective date of the Sale Event, a grantee’s employment is terminated without Cause or the grantee resigns for Good Reason, then (i) all of that grantee’s outstanding Options or Stock Appreciation Rights shall become fully exercisable, (ii) all time-based vesting restrictions on the his or her outstanding Awards shall lapse, and (iii) the payout level under all of that grantee’s performance-based Awards that were outstanding immediately prior to effective time of the Sale Event shall be determined and deemed to have been earned as of the date of termination based upon the actual level of achievement of all relevant performance goals against target (measured as of the end of the calendar quarter immediately preceding the date of termination), and there shall be a payout to such grantee within sixty (60) days following the date of termination of employment (unless a later date is required under Section 409A). With regard to each Award, a grantee shall not be considered to have resigned for Good Reason unless either (i) the Award Certificate includes such provision or (ii) the grantee is party to an employment, severance or similar agreement with the Company or an Affiliate that includes provisions in which the grantee is permitted to resign for Good Reason. Any Options or Stock Appreciation Rights shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award.
(d) Maximum Awards to Non-Employee Directors. Notwithstanding anything to the contrary in this Plan, the value of all Awards awarded under this Plan and all other cash compensation paid by the Company to any Non-Employee Director in any calendar year shall not exceed $750,000; provided, however that such amount shall be $1,500,000 for the calendar year in which the applicable Non-Employee Director is initially elected or appointed to the Board. For the purpose of this limitation, the value of any Award shall be its grant date fair value, as determined in accordance with ASC 718 or successor provision but excluding the impact of estimated forfeitures related to service-based vesting provisions.
(e) Substitute Awards. Substitute Awards may be granted on such terms as the Administrator deems appropriate, notwithstanding limitations on Awards in the Plan. Substitute Awards shall not reduce the shares of Stock authorized for grant under the Plan, except as may be required by reason of Code Section 422, and shares of Stock subject to such Substitute Awards shall not be added to the shares of Stock available for Awards under the Plan as provided in Section 3(a) above. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by its shareholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may, if allowed under applicable law, be used for Awards under the Plan and shall not reduce the shares of Stock authorized for grant under the Plan (and shares of Stock subject to such Awards shall not be added to the shares of Stock available for Awards under the Plan as provided in Section 3(a) above); provided that Awards using such available shares of Stock shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing services to the Company or its Subsidiaries immediately prior to such acquisition or combination.

SECTION 4. ELIGIBILITY
Grantees under the Plan will be such employees, Non-Employee Directors or Consultants of the Company and its Affiliates as are selected from time to time by the Administrator in its sole discretion; provided that Awards may not be granted to employees, Directors or Consultants who are providing services only to any “parent” of the Company, as such term is defined in Rule 405 of the Act, unless (i) the stock underlying the Awards is treated as “service recipient stock” under Section 409A or (ii) the Company has determined that such Awards are exempt from or otherwise comply with Section 409A.

SECTION 5. STOCK OPTIONS
(a) Award of Stock Options. The Administrator may grant Stock Options under the Plan. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.
Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.
Stock Options granted pursuant to this Section 5 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Administrator may establish.
(b) Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the exercise price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date. Notwithstanding the foregoing, Stock Options may be granted with an exercise price per share that is less than 100 percent of the Fair Market Value on the date of grant (i) pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code, (ii) to individuals who are not subject to U.S. income tax on the date of grant or (iii) the Stock Option is otherwise compliant with Section 409A.
(c) Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the date of grant.

(d) Exercisability; Rights of a Shareholder; No Dividend Equivalents. Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. Subject to Section 2(b)(v), the Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a shareholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options. No Stock Option shall provide for Dividend Equivalent Rights.
(e) Method of Exercise. Stock Options may be exercised in whole or in part, by giving written or electronic notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods except to the extent otherwise provided in the Award Certificate:
(i) In cash, by certified or bank check or other instrument acceptable to the Administrator;
(ii) Through the delivery (or attestation to the ownership following such procedures as the Company may prescribe) of shares of Stock that are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date;
(iii) By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Company shall prescribe as a condition of such payment procedure; or
(iv) With respect to Stock Options that are not Incentive Stock Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price.
Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Award Certificate or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of attested shares. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.
(f) Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

SECTION 6. STOCK APPRECIATION RIGHTS
(a) Award of Stock Appreciation Rights. The Administrator may grant Stock Appreciation Rights under the Plan. A Stock Appreciation Right is an Award entitling the recipient to receive shares of Stock (or cash, to the extent explicitly provided for in the applicable Award Certificate) having a value equal to the excess of the Fair Market Value of a share of Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.
(b) Exercise Price of Stock Appreciation Rights. The exercise price of a Stock Appreciation Right shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant.
(c) Grant and Exercise of Stock Appreciation Rights. Stock Appreciation Rights may be granted by the Administrator independently of any Stock Option granted pursuant to Section 5 of the Plan.
(d) Terms and Conditions of Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined on the date of grant by the Administrator. The term of a Stock Appreciation Right may not exceed ten years. The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.
(e) No Dividend Equivalents. No Stock Appreciation Rights shall provide for Dividend Equivalent Rights.

SECTION 7. RESTRICTED STOCK AWARDS
(a) Nature of Restricted Stock Awards. The Administrator may grant Restricted Stock Awards under the Plan. A Restricted Stock Award is any Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant. Conditions may be based on continuing employment (or other Service Relationship) and/or achievement of pre-established performance goals and objectives.
(b) Rights as a Shareholder. Upon the grant of the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a shareholder with respect to the voting of the Restricted Shares and receipt of dividends; provided that if the lapse of restrictions with respect to the Restricted Stock Award is tied to the attainment of vesting conditions, any dividends paid by the Company during the vesting period shall accrue and shall not be paid to the grantee until and to the extent the vesting conditions are met with respect to the Restricted Stock Award. Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Shares shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Shares are vested as provided in Section 7(d) below, and (ii) certificated Restricted Shares shall remain in the possession of the Company until such Restricted Shares are vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.
(c) Restrictions. Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award Certificate. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 16 below, in writing after the Award is issued, if a grantee’s employment (or other Service Relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Shares that have not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price (if any) from such grantee or such grantee’s legal representative simultaneously with such termination of employment (or other Service Relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a shareholder. Following such deemed reacquisition of Restricted Shares that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.
(d) Vesting of Restricted Shares. The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Shares and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Shares and shall be deemed “vested.”

SECTION 8. RESTRICTED STOCK UNITS
(a) Nature of Restricted Stock Units. The Administrator may grant Restricted Stock Units under the Plan. A Restricted Stock Unit is an Award of stock units that may be settled in shares of Stock (or cash, to the extent explicitly provided for in the Award Certificate) upon the satisfaction of such restrictions and conditions at the time of grant. Conditions may be based on continuing employment (or other Service Relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. Except in the case of Restricted Stock Units with a deferred settlement date that complies with Section 409A, at the end of the vesting period, the Restricted Stock Units, to the extent vested, shall be settled in the form of shares of Stock. Restricted Stock Units with deferred settlement dates are subject to Section 409A and shall contain such additional terms and conditions as the Administrator shall determine in its sole discretion in order to comply with the requirements of Section 409A.
(b) Election to Receive Restricted Stock Units in Lieu of Compensation. The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of future cash compensation otherwise due to such grantee in the form of an award of Restricted Stock Units. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A and such other rules and procedures established by the Administrator. Any such future cash compensation that the grantee elects to defer shall be converted to a fixed number of Restricted Stock Units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee if such payment had not been deferred as provided herein. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate. Any Restricted Stock Units that are elected to be received in lieu of cash compensation shall be fully vested, unless otherwise provided in the Award Certificate.
(c) Rights as a Shareholder. A grantee shall have the rights as a shareholder only as to shares of Stock acquired by the grantee upon settlement of Restricted Stock Units; provided, however, that the grantee may be credited with Dividend

Equivalent Rights with respect to the stock units underlying his Restricted Stock Units, subject to the provisions of Section 11 and such terms and conditions as the Administrator may determine.
(d) Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 16 below, in writing after the Award is issued, a grantee’s right in all Restricted Stock Units that have not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of Service Relationship) with the Company and its Subsidiaries for any reason.

SECTION 9. UNRESTRICTED STOCK AWARDS
Grant or Sale of Unrestricted Stock. The Administrator may grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award under the Plan. An Unrestricted Stock Award is an Award pursuant to which the grantee may receive shares of Stock free of any restrictions under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

SECTION 10. CASH-BASED AWARDS
Grant of Cash-Based Awards. The Administrator may grant Cash-Based Awards under the Plan. A Cash-Based Award is an Award that entitles the grantee to a payment in cash upon the attainment of specified performance goals. The Administrator shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Administrator shall determine. Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Administrator. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash.

SECTION 11. DIVIDEND EQUIVALENT RIGHTS
(a) Dividend Equivalent Rights. The Administrator may grant Dividend Equivalent Rights under the Plan. A Dividend Equivalent Right is an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other Award to which it relates) if such shares had been issued to the grantee. A Dividend Equivalent Right may be granted hereunder to any grantee as a component of an award of Restricted Stock Units or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Certificate. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of an Award of Restricted Stock Units shall provide that such Dividend Equivalent Right shall be settled only upon settlement or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award. Notwithstanding anything herein to the contrary and for the avoidance of doubt, (i) in no event shall Dividend Equivalents granted as a component of an award of Restricted Stock Units or dividends accrued with respect to Restricted Stock be paid or distributed until the vesting provisions of the underlying Award are fulfilled and (ii) in no event shall any Stock Options or Stock Appreciation Rights provide for any Dividend Equivalent Rights.
(b) Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 16 below, in writing after the Award is issued, a grantee’s rights in all Dividend Equivalent Rights shall automatically terminate upon the grantee’s termination of employment (or cessation of Service Relationship) with the Company and its Subsidiaries for any reason.

SECTION 12. TRANSFERABILITY OF AWARDS
(a) Transferability. Except as provided in Section 12(b) below, during a grantee’s lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity. No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order. No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.
(b) Administrator Action. Notwithstanding Section 12(a), the Administrator, in its discretion, may provide either in the Award Certificate regarding a given Award or by subsequent written approval that the grantee (who is an employee or director) may transfer his or her Non-Qualified Stock Options to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award. In no event may an Award be transferred by a grantee for value.
(c) Family Member. For purposes of Section 12(b), “immediate family member” shall mean a grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than 50 percent of the voting interests.
(d) Designation of Beneficiary. To the extent permitted by the Company, each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.

SECTION 13. TAX WITHHOLDING
(a) Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.
(b) Payment in Stock. The Administrator may require the Company’s tax withholding obligation to be satisfied, in whole or in part, by the Company withholding from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due; provided, however, that the amount withheld does not exceed the maximum statutory tax rate or such lesser amount as is necessary to avoid liability accounting treatment. For purposes of share withholding, the Fair Market Value of withheld shares shall be determined in the same manner as the value of Stock includable in income of the grantees. The Administrator may also require the Company’s tax withholding obligation to be satisfied, in whole or in part, by an arrangement whereby a certain number of shares of Stock issued pursuant to any Award are immediately sold and proceeds from such sale are remitted to the Company in an amount that would satisfy the withholding amount due.

SECTION 14. SECTION 409A AWARDS
Awards are intended to be exempt from Section 409A to the greatest extent possible and to otherwise comply with Section 409A. The Plan and all Awards shall be interpreted in accordance with such intent. To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. Further, the settlement of any 409A Award may not be accelerated except to the extent permitted by Section 409A.

SECTION 15. TERMINATION OF SERVICE RELATIONSHIP, TRANSFER, LEAVE OF ABSENCE, ETC.
(a) Termination of Service Relationship. If the grantee’s Service Relationship is with an Affiliate and such Affiliate ceases to be an Affiliate, the grantee shall be deemed to have terminated his or her Service Relationship for purposes of the Plan.
(b) For purposes of the Plan, the following events shall not be deemed a termination of a Service Relationship:
(i) a transfer to the employment of the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another; or
(ii) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 16. AMENDMENTS AND TERMINATION
The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall materially and adversely affect rights under any outstanding Award without the holder’s consent. Except as provided in Section 3(b) or 3(c), without prior shareholder approval, in no event may the Administrator exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or effect repricing through cancellation and re-grants or cancellation of Stock Options or Stock Appreciation Rights in exchange for cash or other Awards. To the extent required under the rules of any securities exchange or market system on which the Stock is listed, to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, Plan amendments shall be subject to approval by Company shareholders. Nothing in this Section 16 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(b) or 3(c).

SECTION 17. STATUS OF PLAN
With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 18. GENERAL PROVISIONS
(a) No Distribution. The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.
(b) Issuance of Stock. To the extent certificated, stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records). Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any evidence of book entry or certificates evidencing shares of Stock pursuant to the exercise or settlement of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded. Any Stock issued pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded. The Administrator may place legends on any Stock certificate or notations on any book entry to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.
(c) Shareholder Rights. Until Stock is deemed delivered in accordance with Section 18(b), no right to vote or receive dividends or any other rights of a shareholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or any other action by the grantee with respect to an Award.
(d) Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.
(e) Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policies and procedures, as in effect from time to time.
(f) Clawback Policy. Awards under the Plan shall be subject to the Company’s clawback policy, as in effect from time to time.

SECTION 19. EFFECTIVE DATE OF PLAN
This Plan shall become effective upon shareholder approval in accordance with applicable state law, the Company’s bylaws and articles of incorporation, and applicable stock exchange rules. No grants of Stock Options and other Awards may be made hereunder after the tenth anniversary of the Effective Date and no grants of Incentive Stock Options may be made hereunder after the tenth anniversary of the date the Plan is approved by the Board.

SECTION 20. GOVERNING LAW
This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the internal laws of the State of Florida, applied without regard to conflict of law principles.

FARO TECHNOLOGIES, INC.
ATTN: MATTHEW HORWATH
125 TECHNOLOGY PARK
LAKE MARY, FL 32746

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Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on May 20, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

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V70138-P28020

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FARO TECHNOLOGIES, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Moonhie Chin
02) Yuval Wasserman

The Board of Directors recommends you vote FOR proposals 2, 3 and 4:

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and 2024 Annual Report are available at www.proxyvote.com.

V70139-P28020

FARO TECHNOLOGIES, INC.
Annual Meeting of Shareholders
May 21, 2025 11:00 AM ET
This proxy is solicited by the Board of Directors

The undersigned hereby appoint(s) Yuval Wasserman, Chairman of the Board of Directors, and Matthew Horwath, Chief Financial Officer, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of Common Stock of FARO TECHNOLOGIES, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders (the "Annual Meeting") to be held online via an audio webcast at www.virtualshareholdermeeting.com/FARO2025 and in person at the Company's offices located at One Alliance Center, 3500 Lenox Road NE, Suite 1725, Atlanta, Georgia 30326 at 11:00 AM ET on May 21, 2025, and at any adjournment or postponement thereof, upon matters set forth in the Notice of Annual Meeting of Shareholders and Proxy Statement dated April 10, 2025, a copy of which has been received by the undersigned.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations "FOR" each of the director nominees listed in Proposal 1, "FOR" Proposals 2, 3 and 4 and will be voted in accordance with the discretion of the proxies on such matters as may properly come before the Annual Meeting.

Continued and to be signed on reverse side